Exhibit 10.5.2

                                                       EXECUTION VERSION


                            Dated 19 January, 2005









                           GRANITE MASTER ISSUER PLC


















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               FOURTH AMENDED ISSUER MASTER DEFINITIONS SCHEDULE


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                               SIDLEY AUSTIN LLP
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                               SIDLEY           |





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                                   CONTENTS

1.      Definitions..........................................................1
2.      Interpretation and Construction.....................................23
3.      Governing Law.......................................................25



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THIS ISSUER MASTER DEFINITIONS SCHEDULE WAS SIGNED FOR THE PURPOSES OF
IDENTIFICATION ON 19 JANUARY 2005 AND AMENDED AND RESTATED PURSUANT TO THE DEED OF AMENDMENT AND RESTATEMENT DATED 26 AUGUST, 2005, 25 JANUARY, 2006, 19 JANUARY, 2007 AND 17 MAY, 2007 BY:

(1) Sidley Austin Brown & Wood of Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA; and

(2)     Allen & Overy LLP of One New Change, London EC4M 9QQ.

1.      Definitions

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

        "AAA Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class A Notes;

        "AA Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class B Notes;

        "A Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class M Notes;

        "Account Bank" means, in relation to the Master Issuer, the Issuer Account Banks and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

        "Agent Bank" means, in relation to the Master Issuer, Citibank, N.A., Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB initially appointed pursuant to the Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

        "Agents" means, in relation to the Master Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

        "Alternative Clearing System" means any clearing system other than DTC, Euroclear and Clearstream, Luxembourg approved in writing by the Note Trustee;

        "Appointee" has the meaning specified in the Issuer Trust Deed;

        "Auditors" or "auditors" means PricewaterhouseCoopers of 89 Sandyford Road, Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of Funding 2) Funding 2 or (in the case of the Master Issuer) the Master Issuer and appointed by the Mortgages Trustee, Funding 2 or the Master Issuer as the case may be;

        "Authorised Denominations" has the same meaning as "Authorised
        Holdings";



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        "Authorised Holdings" means in respect of the US Notes, $100,000 and integral multiples of $1,000 in excess thereof, or in relation to a Series and Class of Issuer Notes, as otherwise specified in the applicable Note Supplement;

        "Authorised Signatory" means in relation to:

        (a) the Master Issuer, any authorised signatory referred to in the Mandates relating to the Master Issuer;

        (b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

        (c) Funding 2, any authorised signatory referred to in the Funding 2 Account Mandates;

        "Basic Terms Modification" in relation to the Issuer Notes has the meaning set out in Schedule 4 to the Issuer Trust Deed;

        "BBB Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class C Notes;

        "BB Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class D Notes;

        "Block Voting Instruction" has the meaning set out in Schedule 4 to the Issuer Trust Deed;

        "Blocked Note" has the meaning specified in Schedule 4 to the Issuer Trust Deed;

        "Bullet Loan Tranche" means any Loan Tranche which is scheduled to be repaid in full on one Loan Payment Date. Bullet Loan Tranches will be deemed to be Pass-Through Loan Tranches if:

        (a) a date specified in relation to the same in the applicable Loan Tranche Supplement occurs;

        (b)    a Pass-Through Trigger Event occurs; or

        (c) the Step-Up Date (if any) in relation to such Loan Tranche occurs.

        "Bullet Repayment Date" means for any Bullet Loan Tranche the Monthly Payment Date specified as such for such Loan Tranche in the applicable Loan Tranche Supplement;

        "Business Day" means, in relation to the Issuer Notes, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

        "Calculation Agent" in relation to any Issuer Swap Agreement has the meaning given to it under such Issuer Swap Agreement;

        "certification date" has the meaning specified in the Issuer Trust Deed;

        "Chairman" has the meaning set out in Schedule 4 to the Issuer Trust
        Deed;

        "Class" means any of the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes;


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        "Class A Noteholders" means the holders of the Class A Notes;

        "Class A Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Final Terms and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

        "Class B Noteholders" means the holders of the Class B Notes;

        "Class B Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Final Terms and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

        "Class C Noteholders" means the holders of the Class C Notes;

        "Class C Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Final Terms; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

        "Class D Noteholders" means the holders of the Class D Notes;

        "Class D Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Final Terms; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

        "Class M Noteholders" means the holders of the Class M Notes;

        "Class M Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Final Terms; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

        "Clearing System" means any of DTC (with respect to the US Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Reg S Notes), and any Alternative Clearing System;

        "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

        "Closing Date" means the closing date for the issuance of any Series and Class of Issuer Notes as specified in the Final Terms for such Issuer Notes;

        "Common Depositary" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Sterling Global Note Certificates and the Euro Global Note Certificates;

        "Conditions" or "Terms and Conditions" means, in relation to any Issuer Notes, the terms and conditions to be endorsed on such Issuer Notes in the form or substantially in the form scheduled to the Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

        "Contractual Currency" has the meaning specified in Clause 13 of the Issuer Trust Deed;


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        "Cut-Off Date" means the cut-off date in relation to the issuance of any Series of Issuer Notes, which will be specified in the Final Terms for such Issuer Notes;

        "Dealers" means Barclays Bank PLC, Citigroup Global Markets Limited and Merrill Lynch International and any other dealers appointed from time to time in accordance with the Programme Agreement;

        "Deferred Interest" in relation to the Issuer Notes has the meaning given to it under Condition 4 of the Issuer Notes;

        "Designated Subsidiary" means (a) in respect of the Issuer Post-Enforcement Call Option Agreement, a designated subsidiary of the Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Issuer Post-Enforcement Call Option Holder to the Note Trustee, at the discretion of the Issuer Post-Enforcement Call Option Holder; and (b) in respect of the Issuer Post-Enforcement Start-Up Loan Option Agreement, a designated subsidiary of the Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Issuer Post-Enforcement Call Option Holder to the Issuer Start-Up Loan Provider, at the discretion of the Issuer Post-Enforcement Call Option Holder;

        "Determination Date" means, in respect of a Series and Class of Issuer Notes, the date(s) specified as such in the applicable Final Terms;

        "Determination Period" means, in respect of any Series and Class of Issuer Notes, each period from (and including) a Determination Date for such Issuer Notes to (but excluding) the next Determination Date for such Issuer Notes (including, where either the Interest Commencement Date for such Issuer Notes or the final Note Payment Date for such Issuer Notes is not a Determination Date, the period commencing on the first Determination Date for such Issuer Notes prior to, and ending on the first Determination Date for such Issuer Notes falling after, such date);

        "DTC" means the Depository Trust Company;

        "DTC Custodian" means Citibank, N.A. in its capacity as custodian for DTC in respect of the US Global Note Certificates;

        "Dual Currency Interest Notes" means an Issuer Note, the interest basis of which is specified in the applicable Final Terms as being dual currency interest;

        "EONIA Rate" means the Euro OverNight Index Average which is the effective overnight reference rate for the Euro computed as a weighted average of all overnight unsecured lending transactions undertaken in the interbank market, initiated within the Euro area by the contributing banks;

        "EU Regulation" means the Council Regulation (EC) No. 1346/2000 of 29 May 2000 on Insolvency Proceedings;

        "EURIBOR" means the Euro-some inter-bank offered rate, as determined by the Agent Bank in accordance with the Issuer Paying Agent and Agent Bank Agreement;

        "Euroclear" means the Euroclear system;

        "Event of Default" means, as the context requires, either of the following:

        (a) for any Issuer Notes, an event of default under the Terms and Conditions of those Issuer Notes; or


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        (b)    for the Global Intercompany Loan, or any other Funding 2
               Intercompany Loan, the occurrence of an event of default under the terms and conditions of the Global Intercompany Loan Agreement or the applicable Funding 2 Intercompany Loan Agreement.

        "Extraordinary Resolution" in relation to the Issuer Notes has the meaning set out in Schedule 4 to the Issuer Trust Deed;

        "Final Maturity Date" means, in respect of any Series and Class of Issuer Notes, the date specified as such for such Series and Class of Issuer Notes in the related Final Terms;

        "Final Repayment Date" means, in relation to any Loan Tranche, the date specified as such for such Loan Tranche in the related Loan Tranche Supplement;

        "Financial Year" means, in relation to the Master Issuer, Holdings, the Mortgages Trustee, Funding 2 and the Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

        "Floating Rate Note" means an Issuer Note, the interest basis of which is specified in the applicable Final Terms as being floating rate;

        "Form of Proxy" has the meaning specified in Schedule 4 to the Issuer Trust Deed;

        "Funding 2 Programme Date" means 19 January, 2005;

        "Funding (Issuer) Reserve Fund" means a reserve fund established in the name of Funding for the benefit of a Funding Issuer;

        "Global Intercompany Loan" means at any time, the aggregate of all Loan Tranches advanced under the Global Intercompany Loan Agreement;

        "Global Intercompany Loan Agreement" means the global intercompany loan agreement dated on or about the Funding 2 Programme Date between the Master Issuer, Funding 2, the Funding 2 Security Trustee and the Agent Bank;

        "Global Intercompany Loan Event of Default" has the meaning set out in the Global Intercompany Loan Agreement;

        "Global Note Certificates" means the note certificates representing the Issuer Notes in global form and "Global Note Certificate" means any one of them;

        "GPCH" means GPCH Limited, a company incorporated with Limited Liability under the laws of England and Wales with registered number 4128437;

        "Holder" or "holder" means, in relation to the Issuer Notes, the person in whose name an Issuer Note is for the time being registered in the Register (or in the case of joint holders, the first named thereof);

        "Index Linked Interest Note" means an Issuer Note, the interest basis of which is specified in the applicable Final Terms as being index linked interest;

        "Individual Note Certificates" means the note certificates representing the Issuer Notes in definitive form;

        "Interest Amounts" has the meaning given to it under Condition 4(B) of the Issuer Notes;


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        "Interest Determination Date" means in respect of any Series and Class of Issuer Notes, the Closing Date of such Issuer Notes or such other date as may be specified as such in the applicable Final Terms;

        "Interest Period" means:

        (a) in relation to any Series and Class of Issuer Notes, (i) with respect to the first Payment Date, the period from (and including) the Interest Commencement Date for such Issuer Notes to (but excluding) such first Payment Date, and (ii) thereafter, with respect to each Note Payment Date for such Issuer Notes, the period from (and including) the preceding Note Payment Date to (but excluding) such current Note Payment Date for such Issuer Notes; and

        (b) in respect of any Loan Tranche, (i) with respect to the first Loan Payment Date for such Loan Tranche, the period from (and including) the applicable Interest Commencement Date to (but excluding) such first Loan Payment Date, and (ii) thereafter, with respect to each Loan Payment Date for such Loan Tranche, the period from (and including) the preceding Loan Payment Date to (but excluding) such current Loan Payment Date;

        "Issuer Account Bank" means any of the banks at which the Issuer Bank Accounts are maintained from time to time, being (i) in respect of the Issuer Transaction Accounts, the Issuer Transaction Account Banks; and
        (ii) in respect of the Issuer GIC Account, the Issuer GIC Account Bank, and/or any other Authorised Entity appointed by the Master Issuer (with the prior written approval of the Issuer Security Trustee) in accordance with the Issuer Transaction Documents;

        "Issuer Available Principal Receipts" means:

        (1) prior to enforcement of the Issuer Security, in respect of any Monthly Payment Period, the sum calculated by the Issuer Cash Manager on the Distribution Date immediately preceding such Monthly Payment Period equal to:

               (a) all principal amounts repaid by Funding 2 to the Master Issuer under the Global Intercompany Loan Agreement on any Monthly Payment Date falling in the relevant Monthly Payment Period; and

               (b) in so far as needed to make and Issuer Reserve Principal Payment, any amount available to be drawn under the Issuer Reserve Fund, less the aggregate of the amounts to be applied on all Monthly Payment Dates falling in the relevant Monthly Payment Period in payment of interest or expenses under the Issuer Pre-Enforcement Revenue Priority of Payments, plus any amounts to be credited to the Issuer Reserve Ledger under the Issuer Pre-Enforcement Principal Priority of Payments on any Monthly Payment Date falling in the relevant Monthly Payment Period.

        (2) following enforcement of the Issuer Security, for the Master Issuer in respect of any Monthly Payment Period the sum calculated by or on behalf of the Issuer Security Trustee on the Distribution Date immediately preceding such Monthly Payment Period as the amount to be repaid by Funding 2 to the Master Issuer under the Global Intercompany Loan Agreement during the relevant Interest Periods and/or the sum otherwise recovered by the Issuer Security Trustee (or the receiver appointed on its behalf) representing the Principal Amount Outstanding of the Issuer Notes.


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        "Issuer Available Revenue Receipts" means, in respect of any Monthly
        Payment Period, the sum calculated by the Issuer Cash Manager on the Distribution Date immediately preceding such Monthly Payment Period equal to the sum of:

        (1) interest, fees and any other amount (including the amounts standing to the credit of the Issuer Expense Sub-Ledger but excluding principal) paid or allocated to be paid by Funding 2 on or prior to any Monthly Payment Date falling in the relevant Monthly Payment Period in respect of the Global Intercompany Loan;

        (2) other net income of the Master Issuer including all amounts of interest received on the Issuer GIC Account and the Issuer Transaction Accounts and/or any income from Authorised Investments (but excluding Swap Collateral (if any) standing to the credit of the Issuer Swap Collateral Account), in each case to be received on or prior to the first day of the relevant Monthly Payment Period; and

        (3) the amounts available to be drawn under the Issuer Reserve Fund, subject to any limits or conditions on the purposes for which the Issuer Reserve Fund may be utilised;

        For the avoidance of doubt, the Issuer Available Revenue Receipts shall not include any Swap Collateral standing to the credit of the Issuer Swap Collateral Accounts.

        "Issuer Bank Accounts" means the Issuer Transaction Accounts and the Issuer GIC Account and also includes any additional or replacement bank account opened in the name of the Master Issuer from time to time with the prior written consent of the Issuer Security Trustee and the Rating Agencies and "Issuer Bank Account" means any of them;

        "Issuer Bank Account Agreement" means the bank account agreement dated on or about the Funding 2 Programme Date between the Master Issuer, the Issuer Cash Manager, the Issuer Account Banks and the Issuer Security Trustee as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Master Issuer from time to time in connection with the Issuer Notes;

        "Issuer Canadian Dollar Account" means the account of the Master Issuer (account number 11652311) held with Citibank, N.A., denominated in Canadian Dollars and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge, or any additional or replacement account denominated in Canadian Dollars as may for the time being be in place with the prior consent of the Note Trustee;

        "Issuer Canadian Dollar Account Mandate" means the account mandate of the Master Issuer for the Issuer Canadian Dollar Account; "Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Funding 2 Programme Date between the Issuer Cash Manager, the Master Issuer and the Issuer Security Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Master Issuer from time to time in connection with the Issuer Notes;

        "Issuer Cash Management Services" means the services to be provided to the Master Issuer and the Issuer Security Trustee by the Issuer Cash Manager pursuant to the Issuer Cash Management Agreement;


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        "Issuer Cash Manager" means Northern Rock acting pursuant to the
        Issuer Cash Management Agreement as agent for the Master Issuer and the Issuer Security Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Master Issuer;

        "Issuer Cash Manager Termination Event" means any of the events specified in paragraphs (a) through (c) of Clause 11.1 of the Issuer Cash Management Agreement;

        "Issuer Charged Property" means the property, assets and undertakings of the Master Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Issuer Security Trustee for itself and for the other Issuer Secured Creditors under the Issuer Deed of Charge or any other Issuer Transaction Document;

        "Issuer Conditions" or "Issuer Terms and Conditions" means the terms and conditions to be endorsed on the Issuer Notes, substantially in the form set out in Schedule 3 to the Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

        "Issuer Corporate Services Agreement" or "Corporate Services Agreement" means the corporate services agreement entered into on or about the Funding 2 Programme Date between, inter alia, the Issuer Corporate Services Provider, Holdings, the Issuer Post Enforcement Call Option Holder, the Master Issuer, Funding 2 and Northern Rock for the provision by the Issuer Corporate Services Provider of certain corporate services with respect to Holdings, the Issuer Post Enforcement Call Option Holder, Funding 2 and the Master Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Issuer Transaction Documents;

        "Issuer Corporate Services Provider" or "Corporate Services Provider" means in relation to any of the Master Issuer, Funding 2, Holdings or the Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Issuer Corporate Services Agreement;

        "Issuer Deed of Charge" means the deed of charge entered into on or about the Funding 2 Programme Date between, inter alios, the Master Issuer, the Note Trustee, the Issuer Security Trustee, the Issuer Corporate Services Provider, the Issuer Account Banks, the Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Issuer Paying Agent and Agent Bank Agreement;

        "Issuer Dollar Account" means the account of the Master Issuer (account number 10860263) held with Citibank, N.A., denominated in U.S. Dollars and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;

        "Issuer Dollar Account Mandate" means the account mandate of the Master Issuer for the Issuer Dollar Account;

        "Issuer Enforcement Notice" means a notice served by the Note Trustee for the acceleration of the amounts outstanding in respect of the Issuer Notes and the enforcement of the Issuer Security following a Note Event of Default;


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        "Issuer Euro Account" means the account of the Master Issuer (account number 10861537) held with Citibank, N.A., denominated in Euro and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

        "Issuer Euro Account Mandate" means the account mandate of the Master Issuer for the Issuer Euro Account;

        "Issuer Event of Default" means a Note Event of Default;

        "Issuer Expense Sub-Ledger" means the sub-ledger of the Issuer Revenue Ledger relating to certain expenses of the Master Issuer;

        "Issuer GIC Account" means the account in the name of the Master Issuer held at Northern Rock and maintained subject to the terms of the Issuer Bank Account Agreement, the Issuer Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Issuer Security Trustee;

        "Issuer GIC Account Bank" means the Issuer GIC Provider or any other Authorised Entity appointed by the Master Issuer in accordance with the Issuer Transaction Documents;

        "Issuer GIC Account Mandate" means the account mandate of the Master Issuer for the Issuer GIC Account;

        "Issuer GIC Provider" means Northern Rock or any other person or persons as are for the time being the Issuer GIC Provider under the applicable Issuer Bank Account Agreement;

        "Issuer Income Deficit" means a deficit of the Issuer Available Revenue Receipts to pay items (A) through (M) of the Issuer Pre-Enforcement Revenue Priority of Payments as set forth in paragraph 1 of Schedule 2 of the Issuer Deed of Charge;

        "Issuer Ledgers" means the Issuer Revenue Ledger, the Issuer Principal Ledger, the Issuer Reserve Fund Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Issuer Cash Management Agreement;

        "Issuer Master Definitions Schedule" means this master definitions schedule relating to the Master Issuer and the Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on or about the Funding 2 Programme Date;

        "Issuer Note Principal Sub-Ledger" means the sub-ledger of the Issuer Principal Ledger on which the Issuer Cash Manager records Issuer Available Principal Receipts allocated to the repayment of principal on each Series and Class of Issuer Notes;

        "Issuer Note Revenue Sub-Ledger" the sub-ledger of the Issuer Revenue Ledger on which the Issuer Cash Manager records Issuer Available Revenue Receipts allocated to the payment of interest on each Series and Class of Issuer Notes;

        "Issuer Notes" means all of the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes of the Master Issuer or any of them as the context may require;

        "Issuer NR Sterling Account" means the account of the Master Issuer (account number 20070228/10020) held with Northern Rock plc, denominated in Sterling and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge, or



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        any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note
        Trustee;

        "Issuer NR Sterling Account Mandate" means the account mandate of the Master Issuer for the Issuer NR Sterling Account;

        "Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement to be entered into on or about the Funding 2 Programme Date between, inter alios, the Master Issuer, the Note Trustee, the Issuer Security Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents;

        "Issuer Post-Enforcement Call Option Agreement" means the post-enforcement call option agreement to be entered into on or about the Funding 2 Programme Date between the Master Issuer, the Issuer Post-Enforcement Call Option Holder and the Note Trustee;

        "Issuer Post-Enforcement Call Option Holder" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Issuer Post-Enforcement Call Option Agreement or the Issuer Post-Enforcement Start-Up Loan Option
        Agreement, as applicable;

        "Issuer Post-Enforcement Priority of Payments" means the order of priority of payments in which Issuer Available Revenue Receipts, Issuer Available Principal Receipts and all other monies, income, receipts and recoveries of the Master Issuer or the Issuer Security Trustee or any Receiver will be applied following enforcement of the Issuer Security and as set out in Schedule 2 to the Issuer Deed of Charge;

        "Issuer Post-Enforcement Start-Up Loan Option Agreement" means the post-enforcement start-up loan option agreement to be entered into on or about the Funding 2 Programme Date between the Master Issuer, the Post-Enforcement Call Option Holder and the Issuer Start-Up Loan Provider;

        "Issuer Pre-Enforcement Revenue Priority of Payments" means the order of priority of payments in which the Issuer Available Revenue Receipts will be applied until enforcement of the Issuer Security as set out in
        Schedule 2 to the Issuer Deed of Charge;

        "Issuer Pre-Enforcement Principal Priority of Payments" means the order of priority of payments in which the Issuer Available Principal Receipts will be applied until enforcement of the Issuer Security as set out in Schedule 2 to the Issuer Deed of Charge;

        "Issuer Pre-Enforcement Priority of Payments" means, as applicable, any of the Issuer Pre-Enforcement Revenue Priority of Payments or the Issuer Pre-Enforcement Principal Priority of Payments;

        "Issuer Principal Ledger" means the ledger on which the Issuer Cash Manager records Issuer Available Principal Receipts received and paid out by the Master Issuer;

        "Issuer Principal Receipts" means, for any Monthly Payment Period, the principal amounts repaid by Funding 2 in respect of the Global Intercompany Loan in such Monthly Payment Period;

        "Issuer Priority of Payments" means, as applicable, any of the Issuer Pre-Enforcement Revenue Priority of Payments, the Issuer
        Pre-Enforcement Principal Priority of Payments or the Issuer Post-Enforcement Priority of Payments;

        "Issuer Reserve Fund" means the reserve fund established in the name of the Master Issuer as required under the terms of the Global Intercompany Loan on the Funding 2 Programme Date in an amount not exceeding the Issuer Reserve Required Amount;

        "Issuer Reserve Ledger" means a ledger maintained by the Issuer Cash Manager to record the amount credited to the Issuer Reserve Fund and withdrawals and deposits in respect of the Issuer Reserve Fund;

        "Issuer Reserve Minimum Amount" means, as of any Date of Determination, on any date and subject to amendment, is the product of
        (a) one per cent. and (b) the aggregate Principal Amount Outstanding of the Issuer Notes (including Principal Amount Outstanding of Issuer Notes issued on such date);

        "Issuer Reserve Principal Payment" means, either:

        (a) prior to the occurrence of a Trigger Event, repayment of principal due and payable in respect of the Original Bullet Redemption Notes (which are Class A Notes); or

        (b) on or after the occurrence of a Trigger Event, repayment of principal due and payable in respect of the Original Bullet Redemption Notes (which are Class A Notes) on their respective final maturity dates only;

        "Issuer Reserve Required Amount" means, as of any Date of Determination, on any date and subject to amendment, the greater of:
        (a) the Issuer Reserve Minimum Amount; and (b) the Programme Reserve Required Amount less the amount standing to the credit of the Funding 2 Reserve Fund on such date (after taking account of amounts to be debited from and credited to the Funding 2 Reserve Fund on such date);

        "Issuer Revenue Ledger" means the ledger maintained by the Issuer Cash Manager pursuant to the Issuer Cash Management Agreement to record the Issuer Revenue Receipts standing to the credit of the Issuer Transaction Accounts from time to time;

        "Issuer Revenue Receipts" has the same meaning as "Issuer Available Revenue Receipts";

        "Issuer Secured Creditors" means the Issuer Security Trustee (and any Receiver appointed pursuant to the Issuer Deed of Charge), the Note Trustee, the Issuer Swap Providers, any Start-Up Loan Provider, the Issuer Corporate Services Provider, each Issuer Account Bank, the Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders and each New Issuer Secured Creditor who accedes to the Issuer Deed of Charge from time to time;

        "Issuer Secured Obligations" means any and all of the monies, obligations and liabilities and all other amounts, due, owing, payable or owed by it to the Issuer Secured Creditors under and pursuant to the Issuer Transaction Documents;

        "Issuer Security" means the security granted by the Master Issuer under or pursuant to the Issuer Deed of Charge in favour of the Issuer Security Trustee for the benefit of the Issuer Secured Creditors;

        "Issuer Security Trustee" means The Bank of New York acting through its office at 40th Floor, One Canada Square, London E14 5AL, or such other persons and all other persons for the time being acting as the issuer security trustee or issuer security trustees pursuant to the Issuer Deed of Charge;

        "Issuer Start-Up Loan Provider" means Northern Rock, in its capacity as provider of the Start-Up Loan and/or such other person or persons for the time being the lender under the Start-Up Loan Agreement;

        "Issuer Sterling Account" means the account of the Master Issuer (account number 10860255) held with Citibank, N.A., denominated in Sterling and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

        "Issuer Sterling Account Mandate" means the account mandate of the Master Issuer for the Issuer Sterling Account;

        "Issuer Subscription Agreement" means an agreement supplemental to the Programme Agreement (by whatever name called) in or substantially in the form set out in the Programme Agreement or in such other form as may be agreed between the Master Issuer and the Dealers;

        "Issuer Swap Agreements" means the ISDA Master Agreements, schedules thereto and confirmations thereunder relating to the Issuer Swaps to be entered into on or about each Closing Date, and any credit support annexes or other credit support documents entered into at any time, as amended from time to time, among the Master Issuer, the applicable Issuer Swap Provider, the Issuer Security Trustee and/or any credit support provider and includes any additional and/or replacement Issuer Swap Agreement entered into by the Master Issuer from time to time in connection with the Issuer Notes;

        "Issuer Swap Collateral Accounts" means the accounts, if any, opened in the name of the Master Issuer for the purpose of holding Swap Collateral delivered to the Master Issuer and maintained in accordance with the Issuer Cash Management Agreement;

        "Issuer Swap Collateral Ancillary Documents" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Issuer Swap Agreements, the Issuer Cash Management Agreement and the Issuer Deed of Charge) as may be entered into by the Master Issuer from time to time in connection with the Swap Collateral;

        "Issuer Swap Collateral Cash Account" means an account opened in the name of the Master Issuer form the purpose of holding Swap Collateral in cash and maintained in accordance with the terms of the Issuer Cash Management Agreement;

        "Issuer Swap Collateral Ledger" means the ledger and any sub-ledgers maintained by the Issuer Cash Manager in the books of the Master Issuer in accordance with Clause 4.7 (Swap Collateral) of the Issuer Cash Management Agreement;

        "Issuer Swap Collateral Securities Account" means a securities account opened in the name of the Master Issuer from the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Issuer Cash Management Agreement;

        "Issuer Swap Excluded Termination Amount" means, in relation to an Issuer Swap Agreement an amount equal to:

        (a) the amount of any Swap Termination Payment due and payable to the relevant Issuer Swap Provider as a result of a Swap Provider Default in relation to such Issuer Swap Provider,

               less

        (b) the Swap Replacement Premium (if any) received by the Master Issuer upon entry by the Master Issuer into an agreement to replace such Issuer Swap Agreement which has terminated as a result of such Swap Provider Default;

        "Issuer Swap Providers" means the institutions identified in respect of each Issuer Swap in the Final Terms related to the relevant Series and Class of Issuer Notes;

        "Issuer Swaps" means the Swap Transactions which will entitle the Master Issuer to receive and pay amounts under the Global Intercompany Loan in Sterling and to receive and pay amounts under the Issuer Notes not denominated in Sterling in the applicable specified currency and/or which will hedge the Master Issuer's payment obligations against movements in interest rates where there is a possible difference between an interest rate applicable to amounts received by the Master Issuer under a Loan Tranche and the interest rate applicable to amounts to be paid by the Master Issuer in respect of the related Series and Class of Issuer Notes;

        "Issuer Transaction Accounts" means the day to day bank accounts of the Master Issuer, held with any of the Issuer Transaction Account Banks and comprising the Issuer Euro Account, the Issuer Sterling Account, the Issuer Dollar Account, the Issuer Canadian Dollar Account and the Issuer NR Sterling Account or any other account of the Master Issuer that may be opened, with the prior approval of the Note Trustee, after the Funding 2 Programme Date, and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge;

        "Issuer Transaction Account Bank" means each bank at which an Issuer Transaction Account is maintained from time to time, being in respect of the Issuer Euro Account, the Issuer Sterling Account, the Issuer Canadian Dollar Account and the Issuer Dollar Account, Citibank, N.A., Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, or any other Authorised Entity appointed by the Master Issuer in accordance with the Issuer Transaction Documents and, in respect of the Issuer NR Sterling Account, Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, or any other Authorised Entity appointed by the Master Issuer in accordance with the Issuer Transaction Documents and "Issuer Transaction Account Banks" means all of them;

        "Issuer Transaction Account Mandate" means any of the Issuer Sterling Account Mandate, the Issuer NR Sterling Account Mandate, the Issuer Dollar Account Mandate, the Issuer Canadian Dollar Amount Mandate and Issuer Euro Account Mandate;

        "Issuer Transaction Document" means any of the following documents:

        (a)    each Issuer Subscription Agreement;

        (b)    each Issuer Underwriting Agreement;

        (c)    the Issuer Deed of Charge;

        (d)    each Issuer Swap Agreement;

        (e) the Issuer Trust Deed and each supplemental trust deed supplemental thereto, and any other trust deed constituting any Issuer Note at any time;

        (f)    the Issuer Paying Agent and Agent Bank Agreement;

        (g)    the Issuer Cash Management Agreement;

        (h)    the Issuer Post-Enforcement Call Option Agreement;

        (i)    the Issuer Post-Enforcement Start-Up Loan Option Agreement;

        (j)    the Issuer Bank Account Agreement;

        (k)    the Issuer Notes;

        (l)    the Issuer Corporate Services Agreement;

        (m)    the Issuer Start-Up Loan Agreement;

        (n) the Global Intercompany Loan Agreement and each Loan Tranche advanced thereunder;

        (o)    any Swap Collateral Ancillary Document; and

        (p) each other document entered into or to be entered into by the Master Issuer pursuant to or in connection with any of the above documents (including each document under which the Master Issuer assumes any obligations to any New Issuer Secured Creditor and any agreement entered into by the Master Issuer as a replacement of any of the above agreements upon the termination thereof);

        "Issuer Trust Deed" means the trust deed entered into on or about the Funding 2 Programme Date between the Master Issuer and the Note Trustee constituting the Issuer Notes;

        "Issuer Underwriting Agreement" means the underwriting agreement relating to the sale of a Series or Class of US Notes among the Master Issuer and the Underwriters designated therein;

        "Lead Managers" means the institutions specified in the Final Terms relating to any Series and Class of Issuer Notes; "LIBOR" means the London Interbank Offered Rate for deposits in the relevant currency, as determined by the Agent Bank in accordance with the Issuer Paying Agent and Agent Bank Agreement;

        "Listed Notes" means each Series and Class of Issuer Notes which are admitted to the Official List and admitted to trading on the Market;

        "Loan Tranches" means the AAA Loan Tranches, the AA Loan Tranches, the A Loan Tranches, the BBB Loan Tranches and the BB Loan Tranches, being the advances made by the Master Issuer to Funding 2, pursuant to the Global Intercompany Loan Agreement, each being funded from proceeds received by the Master Issuer from the issue of a Series and Class of Issuer Notes;

        "Loan Tranche Supplement" means, in relation to any Loan Tranche, the document between, amongst others, Funding 2 and the Master Issuer recording the principal terms of such Loan Tranche;

        "Mandate" means any of the Issuer Transaction Account Mandates or the Issuer GIC Account Mandate and together, the "Mandates";

        "Margin" means in respect of any Series and Class of Issuer Notes, the amount specified as such in the applicable Final Terms;

        "Master Definitions Schedule" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

        "Master Issuer" means Granite Master Issuer plc, a company incorporated with limited liability under the laws of England and Wales, registered number 5250668;

        "New Issuer Secured Creditor" means each person who enters into a deed of accession to the Issuer Deed of Charge at any time;

        "Note Certificates" means the Global Note Certificates and the Individual Note Certificates;

        "Note Event of Default" means, in relation to the Master Issuer, an event of default under the provisions of the Issuer Notes and in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

        "Note Principal Payment" means the amount of each principal payment payable on each Issuer Note;

        "Note Trustee" means The Bank of New York, acting through its office at 40th Floor, One Canada Square, London E14 5AL, or such other person for the time being acting as Note Trustee under the Issuer Trust Deed;

        "Noteholders" means, in relation to the Issuer Notes, the holders of the Class A Notes, the Class B Notes, the Class M Notes, the Class D Notes of any Series or any of them and in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

        "Notes" means, in relation to the Master Issuer, the Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

        "notice" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Issuer Notes, Condition 14 of the Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

        "Officers' Certificate" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Issuer Trust Deed if and to the extent required by the provisions thereof;

        "Opinion of Counsel" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Master Issuer or to an affiliate of the Master Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Issuer Trust Deed if and to the extent required by the provisions hereof;

        "Original Bullet Loan Tranche" means a Loan Tranche which has, at any time, been a Bullet Loan Tranche, whether or note the Step-Up Date in respect of such Loan Tranche has occurred;

        "Original Bullet Redemption Note" means an Issuer Note which has, at any time been a Bullet Redemption Note, whether or not the Step-Up Date in respect of such Issuer Note has occurred;

        "Pass-Through Loan Tranche" means a Loan Tranche which has no specified repayment dates other than a Final Repayment Date. On the occurrence of a date specified for a Bullet Loan Tranche, a Scheduled Repayment Loan Tranche or a Controlled Repayment Loan

        Tranche in the applicable Loan Tranche Supplement or if a Step-Up Date in relation to such Loan Tranche occurs or if a Pass-Through Trigger Event occurs, then such Loan Tranche will be deemed to be a Pass-Through Loan Tranche;

        "Paying Agent and Agent Bank Agreement" means, in relation to the Master Issuer, the Issuer Paying Agent and Agent Bank Agreement and in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

        "Paying Agents" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

        "Potential Issuer Event of Default" has the same meaning as "Potential Note Event of Default";

        "Potential Note Event of Default" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Note Event of Default;

        "Preliminary Prospectus" means, in relation to the Issuer Notes, the preliminary prospectus dated 7 January 2005 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

        "Preliminary Reg S Prospectus" means (a) in relation to the Issuer Notes, the preliminary base prospectus relating to the Reg S Notes and
        (b) in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

        "Principal Amount Outstanding" in relation to the Issuer Notes, has the meaning set out in Condition 5(C) of the Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

        "Principal Paying Agent" means, in relation to the Issuer Notes, Citibank, N.A., whose principal office is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

        "Programme Agreement" means the agreement entered into on or around the Funding 2 Programme Date, as amended from time to time, between the Master Issuer, Funding 2 and the dealers named therein (or deemed named therein);

        "Programme Master Definitions Schedule" means the programme master definitions schedule dated on or about 19 January 2005, signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP;

        "Programme Reserve Required Amount" means as of any date of determination, an amount calculated as the product of (a) the Programme Reserve Required Percentage and (b) the aggregate outstanding principal balance of all Loan Tranches outstanding under the Global Intercompany Loan Agreement (including the Principal Amount Outstanding of any Loan Tranche) (or the increase in the Principal Amount Outstanding of any existing Loan Tranche) that is made on such date);

        "Programme Reserve Required Percentage" means on any date, the percentage specified as such (subject to amendment) in the most recent Final Terms;

        "Programme Resolution" means an extraordinary resolution of the Noteholders of any Class of Issuer Notes to direct the Note Trustee to take any enforcement action pursuant to the Conditions;

        "Programme" means the asset-backed note programme established by or otherwise contemplated in the Programme Agreement and the Issuer Trust Deed;

        "Prospectus" means, in relation to the Issuer Notes, the prospectus dated on or about 19 January 2005 relating to the issue of US Notes as supplemented by the Prospectus Supplement relating to each Series and Class of Issuer Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

        "Proxy" has the meaning specified in Schedule 4 to the Issuer Trust
        Deed;

        "Rate of Interest" means, in relation to any Series and Class of Issuer Notes, the rate or rates (expressed as a percentage per annum) on interest payable in respect of such Issuer Notes specified in the applicable Final Terms or calculated and determined in accordance with the applicable Final Terms, and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

        "Rating Agencies" means S&P, Moody's and Fitch, and "Rating Agency" means any of them;

        "Reasonable Prudent Mortgage Lender" or "reasonable prudent mortgage lender" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England, Wales and Scotland who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

        "Record Date" means the fifteenth day before the due date for any payment on the Issuer Notes;

        "Reference Banks" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and The Royal Bank of Scotland plc;

        "Reference Lenders" has the meaning given to it in the Basis Rate Swap Agreement;

        "Reference Rate" means in respect of any Series and Class of Issuer Notes, the price specified as such in the applicable Final Terms;

        "Reg S" means Regulation S under the United States Securities Act of 1933, as amended;

        "Reg S Global Note Certificates" means the note certificates representing the Reg S Notes while in global form;

        "Reg S Individual Note Certificate" means the note certificates representing the Reg S Notes in definitive form;

        "Reg S Notes" means, the Issuer Notes admitted to the Official List and admitted to trading on the Market (but not including the US Notes);

        "Reg S Prospectus" means (a) in relation to the Issuer Notes, has the meaning given to that term in the Programme Master Definitions Schedule and (b) in relation to Notes issued by any other Issuer, means the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

        "Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

        "Registrar" in respect of the Issuer Notes, means Citibank, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB appointed initially pursuant to the Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Master Issuer to maintain the Register;

        "Registration Statement" means the registration statement on Form S-11 (No. 333-119671) as filed with the SEC;

        "Regulation S Legend" has the meaning given to it in Section 16 of
        Schedule 2 to the Issuer Paying Agent and Agent Bank Agreement;

        "Regulations" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in Schedule 2 to the Issuer Paying Agent and Agent Bank Agreement;

        "Relevant Deposit Amount" means the sum of the following:

        (a)    either:

               (i) prior to the Step-Up Date in respect of any Issuer Notes (pursuant to the terms and conditions thereof) or if the Step-Up Date has occurred in respect of any Issuer Notes (pursuant to the Terms and Conditions thereof) and the option to redeem any Issuer Notes has been exercised by the Master Issuer, an amount equal to the aggregate of:

                      the Funding Share of the Trust Property (as most recently calculated)/the Funding Share of the trust Property on the relevant Closing Date x the outstanding balance in the Funding Reserve Fund plus the outstanding balance in the Funding (Issuer) Reserve Fund (as most recently calculated); and

                      the Funding 2 Share of the Trust Property (as most recently calculated)/the Funding 2 Share of the Trust Property on the relevant Closing Date x the outstanding balance in the Issuer Reserve Fund (as most recently calculated); or

               (ii) if the Master Issuer does not exercise its option to redeem its Issuer Notes on the relevant Step-Up Date pursuant to the Terms and Conditions thereof, an amount equal to the aggregate of:

                      the Funding Share of the Trust Property (as most recently calculated)/the Funding Share of the Trust Property on the relevant Closing Date x the outstanding balance in the Funding Reserve Fund plus the outstanding balance in the Funding (Issuer) Reserve Fund (as most recently calculated) x 2; and the Funding 2 Share of the Trust Property (as most recently calculated)/the Funding 2 Share of the Trust Property on the relevant Closing Date x the outstanding balance in the Funding 2 Reserve Fund plus the outstanding balance in the Issuer Reserve Fund (as most recently calculated) x 2;

        (b) any amounts standing to the credit of the Funding GIC Account and the Funding 2 GIC Account which will be applied on the next following date on which amounts are due under any Funding Intercompany Loan or any Funding 2 Intercompany Loan which in turn will result in any notes having ratings of "AAA", "AA" or "A-1+" from Standard &Poor's to be redeemed in whole or in part;

        (c) any amounts standing to the credit of the Mortgages Trustee GIC Account which will be distributed to Funding and/or Funding 2 on the next following Distribution Date and which will be applied by Funding and/or Funding 2 on the next following date on which amounts are due under any Funding Intercompany Loan or any Funding 2 Intercompany Loan which in turn will result in any Issuer Notes having ratings of "AAA", "AA" or "A-1+" from Standard & Poor's to be redeemed in whole or in part; and

        (d) any other amounts standing to the credit of accounts maintained by the Mortgages Trustee, Funding, Funding 2 or the Master Issuer with a bank and which would otherwise be required by Standard & Poor's to be rated "A-1+";

               less any amounts invested in Authorised Investments or maintained in accounts at a bank rated at least "A-1+" by Standard & Poor's;

        "Relevant Note" has the meaning specified in Schedule 4 to the Issuer Trust Deed;

        "Relevant Screen Page" means in respect of any Series and Class of Issuer Notes, the screen page specified as such in the applicable Final Terms;

        "Representative" has the meaning specified in Schedule 4 to the Issuer Trust Deed;

        "Scheduled Repayment Dates" for any Scheduled Repayment Loan Tranche means the Monthly Payment Dates specified as such for such Loan Tranche set out in the applicable Loan Tranche Supplement;

        "Scheduled Repayment Loan Tranche" means any Loan Tranche scheduled to be repaid in full in two or more instalments on Scheduled Repayment Dates. Scheduled Repayment Loan Tranches will be deemed to be Pass-Through Loan Tranches if:

        (a) a date specified in relation to the same in the applicable Loan Tranche Supplement occurs;

        (b)    a Pass-Through Trigger Event occurs;

        (c) the Step-Up Date (if any) in relation to such Loan Tranche occurs;

        "SEC" means The United States Securities and Exchange Commission;

        "Security Documents" means the Issuer Deed of Charge, the Funding 2 Deed of Charge and each Deed of Accession entered into pursuant to the Issuer Deed of Charge and the Funding 2 Deed of Charge and any other security document entered into pursuant to any of the foregoing;

        "Series" means all classes of Issuer Notes issued on a given day and any class of Issuer Notes issued on any other day which: (a) is expressed to be consolidated; and (b) is identical in all respects (including as to listing) except for Closing Date, Interest Commencement Date and issue price with any class of Issuer Notes issued on such given day;

        "Series and Class" means a particular class of Issuer Notes of a given Series;

        "Specified Currency" has the meaning given to it in the relevant Final Terms;

        "Specified Currency Exchange Rate" means in relation to a Series and Class of Issuer Notes, the exchange rate specified in the Issuer Swap Agreement relating to such Series and Class of Issuer Notes or, if the Issuer Swap Agreement has been terminated, the applicable spot rate;

        "Specified Denomination" means, in respect of any Series and Class of Issuer Notes, the denomination specified as such in the applicable Final Terms;

        "Specified Office" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Master Issuer and the Note Trustee pursuant to the Issuer Paying Agent and Agent Bank Agreement;

        "Start-Up Loan" means the start-up loan that the Start-Up Loan Provider shall make available to the Master Issuer pursuant to the Start-Up Loan Agreement;

        "Start-Up Loan Agreement" means the agreement entered into on or about the Funding 2 Programme Date between the Master Issuer, the Issuer Start-Up Loan Provider and the Issuer Security Trustee relating to the provision of the Start-Up Loan to the Master Issuer;

        "Start-Up Loan Tranche" or "Start-Up Loan Tranches" means each loan made by a Start-Up Loan Provider to the Master Issuer under a Start-Up Loan Agreement, and collectively, the "Start-Up Loans";

        "Step-up Date" means in respect of any Loan Tranche and the related Series and Class of Issuer Notes, the Monthly Payment Date in respect of a Series and Class of Issuer Notes on which the interest rate on those Issuer Notes increases by a predetermined amount following the payment made by Funding 2 or the Master Issuer, as applicable, on such Monthly Payment Date, which date for any Loan Tranche will be specified in the Loan Tranche Supplement, and for any Series and Class of Issuer Notes, will be specified in the applicable Pricing Supplement or after 1 July 2005 Final Terms, for the relevant Issuer Notes;

        "Swap Collateral" means, at any time, any asset (including without limitation, Cash and/or securities) which is paid or transferred by an Issuer Swap Provider to, or held by, the Master Issuer or to Funding 2, as applicable, as collateral to secure the performance by such Issuer Swap Provider of its obligations under the relevant Issuer Swap Agreement together with any income or distributions received in respect of such asset (if the Master Issuer or Funding 2, as applicable, is entitled to retain the same);

        "Swap Early Termination Event" means a circumstance in which some or all swap transactions (as the case may be) under a Swap Agreement can be terminated before their respective scheduled termination dates;

        "Swap Provider Default" means the occurrence of:

        (a) an Event of Default (as defined in the relevant Issuer Swap Agreement) where the relevant Issuer Swap Provider is the Defaulting Party (as defined in the relevant Issuer Swap Agreement); or

        (b) an Additional Termination Event (as defined in the relevant Issuer Swap Agreement) as a result of the failure by the relevant Issuer Swap Provider to remedy a Swap Downgrade Event in accordance with the relevant Issuer Swap Agreement where the relevant Issuer Swap Provider is the Sole Affected Party (as defined in the relevant Issuer Swap Agreement); or

        (c) the Additional Tax Representation (as defined in the relevant Issuer Swap Agreement) proves to be incorrect or misleading in any material respect as a result of any action, and/or any omission to take any action by the relevant swap provider which could have prevented such breach of the additional tax representation;

        "Swap Replacement Premium" means any payment received from a replacement swap providers upon entry into an agreement with such replacement swap provider replacing a Swap Agreement;

        "Swap Termination Payment" means the amount payable because of a Swap Early Termination Event;

        "Telerate Page No. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

        "Transaction Document" means any of the following documents:

        (a)    the Programme Agreement;

        (b)    the Mortgages Trust Deed;

        (c)    the Controlling Beneficiary Deed;

        (d)    the Mortgage Sale Agreement;

        (e) each Deed of Accession to the Funding 2 Deed of Charge (including, for the avoidance of doubt, the Supplemental Deed to the Funding 2 Deed of Charge);

        (f)    the Funding 2 Deed of Charge;

        (g)    each Funding 2 Basis Rate Swap Agreement;

        (h)    the Administration Agreement;

        (i)    the Cash Management Agreement;

        (j)    the Mortgages Trustee Guaranteed Investment Contract;

        (k)    the Bank Account Agreement;

        (l)    the Funding 2 Bank Account Agreement;

        (m)    the Stand-By Bank Account Agreement;

        (n)    the Collection Bank Agreement;

        (o)    the Master Definitions Schedule;

        (p)    the Programme Master Definitions Schedule;

        (q)    the Seller (Mortgages Trust) Assignment Agreement;

        (r)    each Start-Up Loan Agreement;

        (s)    the Corporate Services Agreement;

        (t)    the Issuer Transaction Documents; and

        (u) any other deeds of accession or supplemental deeds relating to any such documents.]

        "Transfer Agent" means Citibank, N.A., acting through its Specified Office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, and initially appointed by the Master Issuer under the Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Issuer Notes, or such other person for the time being acting as Transfer Agent under the Issuer Paying Agent and Agent Bank Agreement;

        "Treaty Lender" means a person who:

        (i) is treated as a resident of a Treaty State for the purposes of the Treaty; and

        (ii) does not carry on a business in the United Kingdom through a permanent establishment with which that person's participation in the Issuer Start-Up Loan is effectively connected;

        "Treaty State" means a jurisdiction having a double taxation treaty (a "Treaty") with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest;

        "Trust Deed" means, in relation to the Master Issuer, the Issuer Trust Deed;

        "Trustee Acts" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

        "Underwriters" means, the institutions specified in the Prospectus Supplement relating to any Series and Class of Notes;

        "US Global Note Certificates" means the Global Note Certificates relating to a Series and Class of US Notes;

        "US Individual Note Certificates" means the Individual Note Certificates relating to a Series and Class of US Notes;

        "US Notes" means, any Series of the Class A, Class B, Class M and Class C Notes which are registered in the United States under the Securities Act;

        "US Paying Agent" means Citibank N.A. acting through its New York office as paying agent in the United States of America, initially appointed as US paying agent pursuant to the Issuer Paying Agent and Agent Bank Agreement or if applicable, any successor US paying agent; and

        "Zero Coupon Note" means an Issuer Note, the interest basis of which is specified in the applicable Note Supplement as being zero coupon;

2.      Interpretation and Construction

2.1 Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

        "agreed form" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

        the "assets" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

        the "assignment" of any Mortgage Loan shall be construed, in relation to any Scottish Mortgage Loan and its Related Security, so as to include the transfer of the beneficial interest therein and/or the legal title thereto, and the terms "assign" and "assigned" shall in that context be construed accordingly;

        "disposal" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "dispose" shall be construed accordingly;

        a "guarantee" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

        "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

        a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "months" shall be construed accordingly);

        "party" shall be construed as a party to a particular agreement, as the case may be;

        "subsidiary" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

        "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

        a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

        the "winding-up" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 "(GBP)", "sterling", "Sterling" or "pounds sterling" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "(euro)", "euro" or "Euro" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US dollars", "dollars" or "Dollars" denotes the lawful currency for the time being of the United States of America; "Canadian Dollars" or "CAN$" denotes the lawful currency for the time being of Canada.

2.3 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

        (a) words denoting the singular number only shall include the plural number also and vice versa;

        (b)    words denoting one gender only shall include the other genders;

        (c) words denoting persons only shall include firms and corporations and vice versa;

        (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

        (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

        (f) clause, paragraph and schedule headings are for ease of reference only;

        (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

        (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

        (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.4 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.5 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.      Governing Law

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                  SCHEDULE 1

                            STANDARD DOCUMENTATION


         Part 1 Documents Used in the Origination of any Mortgage Type

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
A           Mortgage Brochures
---------------------------------------------------------------------------------------------------------------------------
A1          Hard to beat - Mortgages - An Introduction           Dev 3  1.6.95                 From 1 Jun 1995 to Apr 1997
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A2          Hard to Beat - Keeping the Benefits Once Your        DEV 93                                   From 19 Jun 1995
            Mortgage Ends                                        19.06.1995
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A3          Mortgages - A guide to costs                         Dev 143 1.7.95                From 1 Jul 1995 to Jul 1995
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A4          Mortgages - A guide to costs                         Dev 143  14.7.95             From 14 Jul 1995 to Sep 1995
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A5          Mortgages - A guide to costs                         Dev 143  4.9.95               From 4 Sep 1995 to Nov 1995
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A6          Mortgages - A guide to costs                         Dev 143 30.11.95             From 30 Nov 1995 to Dec 1995
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A7          Mortgages - A guide to costs                         Dev 143 13.12.95             From 13 Dec 1995 to Mar 1996
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A8          Mortgages - A guide to costs                         Dev 143 8.3.96                From 8 Mar 1996 to Jun 1996
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A9          Mortgages - A guide to costs                         Dev 143 10.6.96              From 10 Jun 1996 to Feb 1997
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A10         Hard to Beat - Keeping the Benefits Once Your        DEV 93                                    From 1 Sep 1996
            Mortgage Ends                                        01.9.1996
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A11         Mortgages - A guide to costs                         Dev 143 11.2.97              From 11 Feb 1997 to Mar 1997
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A12         You and your mortgage - The Mortgage Code
            [Introductory leaflet]
---------------------------------------------------------------------------------------------------------------------------
A13         The Mortgage Code                                    First Edition:                              From Mar 1997
                                                                 March 1997
---------------------------------------------------------------------------------------------------------------------------
A14         Mortgages - A guide to costs                         Dev 143 27.3.97              From 27 Mar 1997 to May 1997
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A15         Hard to beat - Mortgages - An Introduction           Dev 3  10.4.97               From 10 Apr 1997 to Jul 1997
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A16         Mortgages - A guide to costs                         Dev 143 6.5.97                From 6 May 1997 to Jul 1997
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A17         Hard to beat - Mortgages - An Introduction           Dev 3  1.7.97                 From 1 Jul 1997 to Oct 1997
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A18         Mortgages - A guide to costs - Hard to Beat          Dev 143 11.7.97              From 11 Jul 1997 to Oct 1997
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
A19         Hard to beat - Mortgages - An Introduction           MAR 1  1.10.97                From 1 Oct 1997 to Dec 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A20         Mortgages - A guide to costs - Hard to Beat          MAR 2 1.10.97                 From 1 Oct 1997 to Nov 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------




                                                      27

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
A21         Hard to Beat - Keeping the Benefits Once Your        MAR 9                                     From 1 Oct 1997
            Mortgage Ends                                        01.10.1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A22         Mortgages - A guide to costs - Hard to Beat          MAR 2 12.11.97               From 12 Nov 1997 to Feb 1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A23         Hard to beat - Mortgages - An Introduction           MAR 1 15.12.97               From 15 Dec 1997 to Feb 1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A24         Hard to beat - Mortgages - An Introduction           MAR 1  12.2.98               From 12 Feb 1998 to Oct 1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A25         Mortgages - A guide to costs - Hard to Beat          MAR 2 12.2.98                From 12 Feb 1998 to Jun 1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A26         Hard to Beat - Keeping the Benefits Once Your        MAR 9                                    From 12 Feb 1998
            Mortgage Ends                                        12.2.1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A27         The Mortgage Code                                    Second Edition:                             From Apr 1998
                                                                 April 1998
---------------------------------------------------------------------------------------------------------------------------
A28         Mortgages - A guide to costs - Hard to Beat          MAR 2/8267 17.6.98           From 17 Jun 1998 to Oct 1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A29         Hard to Beat - Keeping the Benefits Once Your        MAR 9/8375                                From 1 Aug 1998
            Mortgage Ends                                        01.8.1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A30         Mortgages - A guide to costs - Hard to Beat          MAR 2/8528 8.10.98            From 8 Oct 1998 to Nov 1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A31         Hard to beat - Mortgages - An Introduction           MAR 1 23.10.98               From 23 Oct 1998 to Feb 1999
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A32         Mortgages - A guide to costs - Hard to Beat          MAR 2/8600 5.11.98            From 5 Nov 1998 to Jan 1999
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A33         Mortgages - A guide to costs - Hard to Beat          MAR 2/8729 7.1.99             From 7 Jan 1999 to Feb 1999
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A34         Mortgages - A guide to costs - Hard to Beat          MAR 2/8789 4.2.99             From 4 Feb 1999 to Apr 1999
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A35         Mortgages - An Introduction                          MAR 1  25.2.99               From 25 Feb 1999 to Jun 1999
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A36         Mortgages - A guide to costs - Hard to Beat          MAR 2/8923 13.4.99           From 13 Apr 1999 to Jun 1999
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A37         Mortgages - the details                              MAR 23/8958 16.6.99          From 16 Jun 1999 to Jan 2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A38         Mortgages - the costs                                MAR 244/8958                 From 16 Jun 1999 to Jun 1999
            Northern Rock plc                                    16.6.99
---------------------------------------------------------------------------------------------------------------------------
A39         Mortgages - the costs                                MAR 244/9115                 From 28 Jun 1999 to Nov 1999
            Northern Rock plc                                    28.6.99
---------------------------------------------------------------------------------------------------------------------------
A40         Mortgages - the costs                                MAR 244/9489                  From 9 Nov 1999 to Jan 2000
            Northern Rock plc                                    9.11.99
---------------------------------------------------------------------------------------------------------------------------
A41         Mortgages - the details                              MAR 235/9611                  From 4 Jan 2000 to May 2000
            Northern Rock plc                                    4.1.2000
---------------------------------------------------------------------------------------------------------------------------
A42         Mortgages - the costs                                MAR 244/9679                 From 17 Jan 2000 to Mar 2000
            Northern Rock plc                                    17.1.2000
---------------------------------------------------------------------------------------------------------------------------


                                                      28


---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
A43         Be straight with me - Mortgage costs in black and    MAR 244/9815                  From 4 Mar 2000 to Apr 2000
            white                                                4.3.2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A44         Safe & Sure - Keeping the Benefits Once Your         MAR 9/9895                               From 14 Mar 2000
            Mortgage Ends                                        14.3.2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A45         Be straight with me - Mortgage costs in black and    MAR 244/10029                From 27 Apr 2000 to Jan 2001
            white                                                27.4.2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A46         Give me the facts - Mortgage details explained       MAR 235/9666 and              From 1 May 2000 to Oct 2000
            Northern Rock plc                                    5.2000
---------------------------------------------------------------------------------------------------------------------------
A47         Give me a choice - Mortgage deals to suit everyone   MAR 236/10198 and            From 28 Jun 2000 to Aug 2000
            Northern Rock plc                                    28.6.2000
---------------------------------------------------------------------------------------------------------------------------
A48         Give me a choice - Mortgage deals to suit everyone   MAR 236/10332                             From 4 Aug 2000
            Northern Rock plc                                    4.8.2000
---------------------------------------------------------------------------------------------------------------------------
A49         Give me the facts - Mortgage details explained       MAR 235/10554 and               From Oct 2000 to Jan 2001
            Northern Rock plc                                    10.2000
---------------------------------------------------------------------------------------------------------------------------
A50         Give me the facts                                    MAR 235/10899                From 10 Jan 2001 to Sep 2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A51         Be straight with me - Mortgage costs in black and    MAR 244/10868                From 10 Jan 2001 to Feb 2001
            white                                                10.1.2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A52         Be straight with me - Mortgage costs in black and    MAR 244/10998                 From 8 Feb 2001 to Apr 2001
            white                                                8.2.2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A53         Be straight with me - Mortgage costs in black and    MAR 244/11170                 From 5 Apr 2001 to May 2001
            white                                                5.4.2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A54         Be straight with me - Mortgage costs in black and    MAR 244/11281                From 10 May 2001 to Aug 2001
            white                                                10.5.2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A55         Be straight with me - Mortgage costs in black and    MAR 244/11592                 From 2 Aug 2001 to Sep 2001
            white                                                2.8.2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A56         Give me the facts                                    MAR 235/11679                             From 3 Sep 2001
            Northern Rock plc                                    3.9.2001
---------------------------------------------------------------------------------------------------------------------------
A57         Be straight with me - Mortgage costs in black and    MAR 244/11592                 From 3 Sep 2001 to Sep 2001
            white                                                3.9.2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A58         Be straight with me - Mortgage costs in black and    MAR 244/11807                From 19 Sep 2001 to Oct 2001
            white                                                19.9.2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A59         Be straight with me - Mortgage costs in black and    MAR 244/11855                 From 4 Oct 2001 to Nov 2001
            white                                                4.10.2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A60         Be straight with me - Mortgage costs in black and    MAR 244/11973                             From 8 Nov 2001
            white                                                8.11.2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------


                                                      29

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
A61         Safe & Sure - Keeping the Benefits Once Your         MAR 9/12119                              From 12 Dec 2001
            Mortgage Ends                                        12.12.2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A62         Give me the facts                                    MAR 235/12189                             From 9 Jan 2002
            Northern Rock plc                                    9.1.2002
---------------------------------------------------------------------------------------------------------------------------
A63         All you need to know about mortgages                 MAR 235/12275                            From 21 Jan 2002
            Northern Rock plc                                    21.1.2002
---------------------------------------------------------------------------------------------------------------------------
A64         Be straight with me - Mortgage costs in black and    MAR 244/12486                             From 1 Apr 2002
            white                                                1.4.2002
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A65         All you need to know about mortgages                 MAR 235/12537                             From 9 May 2002
            Northern Rock plc                                    9.5.2002
---------------------------------------------------------------------------------------------------------------------------
A66         Be straight with me - Mortgage costs in black and    MAR 244/12539                             From 9 May 2002
            white                                                9.5.2002
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A67         Be straight with me - Mortgage costs in black and    MAR 244/12859                            From 26 Jul 2002
            white                                                26.7.2002
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A68         All you need to know about mortgages                 MAR 235/13039                            From 10 Oct 2002
            Northern Rock plc                                    10.10.2002
---------------------------------------------------------------------------------------------------------------------------
A69         I want a shorter mortgage, and I want guarantees -   MAR 617/13070                            From 10 Oct 2002
            Mortgages Guaranteed Repayment                       10.10.2002
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A70         Be straight with me - Mortgage costs in black and    MAR 244/12123                            From 10 Oct 2002
            white                                                10.10.2002
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A71         Hard to Beat - Keeping the Benefits Once Your        MAR 9                                     From 1 Oct 1997
            Mortgage Ends                                        01.10.1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A72         Mortgage costs in black and white                    MAR 244/13280                             From 6 Jan 2003
            Northern Rock plc                                    06.01.2003
---------------------------------------------------------------------------------------------------------------------------
A73         All you need to know about Mortgages                 MAR 235/13279                             From 9 Jan 2003
            Northern Rock plc                                    09.01.2003
---------------------------------------------------------------------------------------------------------------------------
A74         I want a shorter mortgage, and guarantee             MAR 617/13371                            From 10 Jan 2003
---------------------------------------------------------------------------------------------------------------------------
A75         Mortgage costs in black and white                    MAR 244/13437                            From 27 Jan 2003
            Northern Rock plc                                    27.01.2003
---------------------------------------------------------------------------------------------------------------------------
A76         Mortgage costs in black and white                    MAR 244/13501                             From 8 Feb 2003
            Northern Rock plc                                    08.02.2003
---------------------------------------------------------------------------------------------------------------------------
A77         Mortgages - safe and sure - keep the benefits once   MAR 9/12337           Valid until further notice 1.2.2003
            your mortgage is paid off                            1.3.2003
---------------------------------------------------------------------------------------------------------------------------
A78         Mortgage Deals to Suit Everyone - Update 18 June 2003MAR 236            Valid until further notice - 18.6.2003
                                                                 18.6.2003
---------------------------------------------------------------------------------------------------------------------------
A79         I want a Shorter Mortgage, and I want Guarantees     MAR 617/13538      Valid until further notice - 18.6.2003
                                                                 18.6.2003
---------------------------------------------------------------------------------------------------------------------------
A80         What's it going to Cost?                             MAR 302            Valid until further notice - 18.6.2003
                                                                 18.6.2003
---------------------------------------------------------------------------------------------------------------------------
A81         I want to Buy to Let                                 MAR 466/13927      Valid until further notice - 18.6.2003
                                                                 18.6.2003
---------------------------------------------------------------------------------------------------------------------------
A82         Intermediaries - Mortgage Product Update - No. 6     MAR 035            Valid until further notice - 18.6.2003
                                                                 18.6.2003
---------------------------------------------------------------------------------------------------------------------------



                                                      30

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
A83         Mortgage Costs in Black and White                    MAR 244/14005      Valid until further notice - 14.7.2003
                                                                 14.7.2003
---------------------------------------------------------------------------------------------------------------------------
A84         Mortgage Deals to Suit Everyone - Update 14          MAR 236            Valid until further notice - 14.7.2003
            July 2003                                            14.7.2003
---------------------------------------------------------------------------------------------------------------------------
A85         I want a Shorter Mortgage, and I want Guarantees     MAR 617/14008      Valid until further notice - 14.7.2003
                                                                 14.7.2003
---------------------------------------------------------------------------------------------------------------------------
A86         I want to Buy to Let                                 MAR 466/14007      Valid until further notice - 14.7.2003
                                                                 14.7.2003
---------------------------------------------------------------------------------------------------------------------------
A87         What's it going to Cost?                             MAR 302            Valid until further notice - 14.7.2003
                                                                 14.7.2003
---------------------------------------------------------------------------------------------------------------------------
A88         Intermediaries - Mortgage Product Update - No. 7     MAR 035/14031      Valid until further notice - 14.7.2003
                                                                 14.7.2003
---------------------------------------------------------------------------------------------------------------------------
A89         Mortgage Costs in Black and White                    MAR 244/14055      Valid until further notice - 25.7.2003
                                                                 25.7.2003
---------------------------------------------------------------------------------------------------------------------------
A90         Mortgage Deals to Suit Everyone -                    MAR 236            Valid until further notice - 25.7.2003
            Update 25 July 2003                                  25.7.2003
---------------------------------------------------------------------------------------------------------------------------
A91         I want to Buy to Let                                 MAR 466/14056      Valid until further notice - 25.7.2003
                                                                 25.7.2003
---------------------------------------------------------------------------------------------------------------------------
A92         What's it going to Cost?                             MAR 302            Valid until further notice - 25.7.2003
                                                                 25.7.2003
---------------------------------------------------------------------------------------------------------------------------
A93         Intermediaries - Mortgage Product Update - No. 8     MAR 035/14031      Valid until further notice - 25.7.2003
                                                                 25.7.2003
---------------------------------------------------------------------------------------------------------------------------
A94         Mortgage Deals to Suit Everyone - Update 8 August    MAR 236             Valid until further notice - 8.8.2003
            2003                                                 8.8.2003
---------------------------------------------------------------------------------------------------------------------------
A95         I want to Buy to Let                                 MAR 466/14133       Valid until further notice - 8.8.2003
                                                                 8.8.2003
---------------------------------------------------------------------------------------------------------------------------
A96         What's it going to Cost?                             MAR 302             Valid until further notice - 8.8.2003
                                                                 8.8.2003
---------------------------------------------------------------------------------------------------------------------------
A97         Intermediaries - Mortgage Product Update - No. 9     MAR 035/14104       Valid until further notice - 8.8.2003
                                                                 8.8.2003
---------------------------------------------------------------------------------------------------------------------------
A98         All you need to know about mortgages                 MAR 235/13729                Valid until further notice -
                                                                 1.5.2003                                         1.5.2003
---------------------------------------------------------------------------------------------------------------------------
A99         I want a shorter mortgage and I want guarantees      MAR 617/13538         Valid until further notice 8.2.2003
---------------------------------------------------------------------------------------------------------------------------
A100        I want to plan ahead - Secured Loans with a          MAR 125/13519         Valid until further notice 7.2.2003
            Fixed Rate
---------------------------------------------------------------------------------------------------------------------------
A101        Secured Loan Costs in Black and White                MAR 4/13517           Valid until further notice 8.2.2003
---------------------------------------------------------------------------------------------------------------------------
A102        I want to buy to let                                 MAR 466/13500         Valid until further notice 8.2.2003
---------------------------------------------------------------------------------------------------------------------------
A103        What's it going to cost?                             MAR 302              Valid until further notice 24.2.2003
---------------------------------------------------------------------------------------------------------------------------
A104        What's it going to cost?                             MAR 302               Valid until further notice 1.4.2003
---------------------------------------------------------------------------------------------------------------------------
A105        I want to buy to let                                 MAR 466/13684         Valid until further notice 1.4.2003
---------------------------------------------------------------------------------------------------------------------------
A106        Mortgage Deals to suit everyone - Update -           MAR 236               Valid until further notice 1.4.2003
            1 Apr 2003
---------------------------------------------------------------------------------------------------------------------------
A107        Mortgage Costs in Black and White                    MAR 244/13830        Valid until further notice 20.5.2003
---------------------------------------------------------------------------------------------------------------------------
A108        Mortgage Deals to suit everyone -Update -            MAR 236              Valid until further notice 20.5.2003
            20 May 2003
---------------------------------------------------------------------------------------------------------------------------
A109        What's it going to cost?                             MAR 302              Valid until further notice 20.5.2003
---------------------------------------------------------------------------------------------------------------------------
A110        I want to buy to let                                 MAR 466/13832        Valid until further notice 20.5.2003
---------------------------------------------------------------------------------------------------------------------------



                                                      31

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
A111        I want a shorter mortgage and I want guarantees      MAR 617/13538        Valid until further notice 20.5.2003
---------------------------------------------------------------------------------------------------------------------------
A112        Intermediaries - Mortgage Product Update No. 10      MAR 035/14201                            Valid 9 Sep 2003
---------------------------------------------------------------------------------------------------------------------------
A113        Mortgage Deals to Suit Everyone - Update 9th         MAR 236                        Valid until further notice
            September 2003                                                                                      9 Sep 2003
---------------------------------------------------------------------------------------------------------------------------
A114        Intermediaries - Mortgage Product Update No. 11      MAR 035/14374                           Valid 14 Oct 2003
---------------------------------------------------------------------------------------------------------------------------
A115        Mortgage Deals to Suit Everyone - Update 14th        MAR 236                        Valid until further notice
            October 2003                                                                                       14 Oct 2003
---------------------------------------------------------------------------------------------------------------------------
A116        Mortgage Costs in Black and White                    MAR 244/14379                  Valid until further notice
                                                                                                               14 Oct 2003
---------------------------------------------------------------------------------------------------------------------------
A117        Mortgage costs in black and white Northern           MAR 690/14451                  Valid until further notice
            Rock plc                                                                                           14 Oct 2003
---------------------------------------------------------------------------------------------------------------------------
A118        Mortgage Deals to Suit Everyone - Update 14th        MAR 236                        Valid until further notice
            October 2003                                                                                       14 Oct 2003
---------------------------------------------------------------------------------------------------------------------------
A119        Home Equity Release - All you need to know about     MAR 329/14399                  Valid until further notice
            Home Equity Release Mortgages                                                                      14 Oct 2003
---------------------------------------------------------------------------------------------------------------------------
A120        Home Equity Release - All you need to know about     MAR 329/14560                  Valid until further notice
            Home Equity Release Mortgages                                                                      17 Nov 2003
---------------------------------------------------------------------------------------------------------------------------
A121        A Guide to your Mortgage Statement Northern          MAR 702/14552                  Valid until further notice
            Rock plc                                                                                           17 Nov 2003
---------------------------------------------------------------------------------------------------------------------------
A122        Mortgage costs in black and white Northern Rock plc  MAR 244/14565                  Valid until further notice
                                                                                                               17 Nov 2003
---------------------------------------------------------------------------------------------------------------------------
A123        Keep the benefits once your mortgage is paid off     MAR 9/14105                    Valid until further notice
            Northern Rock plc                                                                                  17 Nov 2003
---------------------------------------------------------------------------------------------------------------------------
A124        Mortgage Deals to Suit Everyone - Update 17th        MAR 236                        Valid until further notice
            November 2003                                                                                      17 Nov 2003
---------------------------------------------------------------------------------------------------------------------------
A125        All you need to know about Mortgages Northern Rock   MAR 235/14462                  Valid until further notice
            plc                                                                                                 1 Dec 2003
---------------------------------------------------------------------------------------------------------------------------
A126        Mortgage costs in black and white Northern Rock plc  MAR 244/14638                  Valid until further notice
                                                                                                                9 Dec 2003
---------------------------------------------------------------------------------------------------------------------------
A127        Mortgage costs in black and white Northern Rock plc  MAR 244/14709                  Valid until further notice
                                                                                                               17 Dec 2003
---------------------------------------------------------------------------------------------------------------------------
A128        Mortgage Deals to Suit Everyone - Update 17th        MAR 236                        Valid until further notice
            December 2003                                                                                      17 Dec 2003
---------------------------------------------------------------------------------------------------------------------------
A129        Home Equity Release - A Cash Lump Sum or Monthly     MAR 328/14598                  Valid until further notice
            Cash Release                                                                                          Dec 2003
---------------------------------------------------------------------------------------------------------------------------
A130        Fees and Charges - Mortgages Northern Rock plc       MAR 713/14719                                  Valid from
                                                                                                                1 Jan 2004
---------------------------------------------------------------------------------------------------------------------------
A131        Home Equity Release - All you need to know about     MAR 329/14827      Valid until further notice 20 Jan 2004
            Home Equity Release Mortgages
---------------------------------------------------------------------------------------------------------------------------
A132        Home Equity Release - You've looked after your home. MAR 503/14700                                    Feb 2004
            Now let it look after you.
---------------------------------------------------------------------------------------------------------------------------
A133        Home Equity Release - Product Detail Summary         MAR 545                                          Feb 2004
---------------------------------------------------------------------------------------------------------------------------
A134        Home Equity Release - All you need to know about     MAR 329/14973      Valid until further notice 16 Feb 2004
            Home Equity Release Mortgages
---------------------------------------------------------------------------------------------------------------------------


                                                      32

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
A135        Mortgage Deals to Suit Everyone - Update 16th        MAR 236            Valid until further notice 16 Feb 2004
            February 2004
---------------------------------------------------------------------------------------------------------------------------
A136        All you need to know about Mortgages Northern Rock   MAR 235/1484       Valid until further notice 26 Feb 2004
            plc
---------------------------------------------------------------------------------------------------------------------------
A137        Mortgage Deals to Suit Everyone - Update 9th March   MAR 693             Valid until further notice 9 Mar 2004
            2004
---------------------------------------------------------------------------------------------------------------------------
A138        Mortgage Deals to Suit Everyone - Update 25th March  MAR 236            Valid until further notice 25 Mar 2004
            2004
---------------------------------------------------------------------------------------------------------------------------
A139        Home Equity Release - A Cash Lump Sum or Monthly     MAR 726/15148         Valid until further notice Apr 2004
            Cash Release
---------------------------------------------------------------------------------------------------------------------------
A140        Mortgage Deals to Suit Everyone - Update 16th April  MAR 693            Valid until further notice 16 Apr 2004
            2004
---------------------------------------------------------------------------------------------------------------------------
A141        Mortgage Deals to Suit Everyone - Update 21 April    MAR 693            Valid until further notice 21 Apr 2004
            2004
---------------------------------------------------------------------------------------------------------------------------
A142        I want more from you Northern Rock plc               MAR 621/15340         Valid until further notice May 2004
---------------------------------------------------------------------------------------------------------------------------
A143        All you need to know about Mortgages Northern Rock   MAR 235/13729       Valid until further notice 1 May 2004
            plc
---------------------------------------------------------------------------------------------------------------------------
A144        You've looked after your home. Now let it look       MAR 494/11889                                     No date
            after you. Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
A145        Mortgage deals to suit everyone                      MAR 693                                        7 May 2004
---------------------------------------------------------------------------------------------------------------------------
A146        Secured loans costs in black and white               MAR 4/15459        Valid until further notice 12 May 2004
---------------------------------------------------------------------------------------------------------------------------
A147        I just want to be sure                               MAE 8/14450           Valid until further notice May 2004
---------------------------------------------------------------------------------------------------------------------------
A148        Mortgage costs in black and white                    MAR 690/15807      Valid until further notice 12 May 2004
---------------------------------------------------------------------------------------------------------------------------
A149        Mortgage deals to suit everyone                      MAR 693                                       12 May 2004
---------------------------------------------------------------------------------------------------------------------------
A150        Mortgage deals to suit everyone                      MAR 236                                        2 Jun 2004
---------------------------------------------------------------------------------------------------------------------------
A151        Mortgage deals to suit everyone                      MAR 694                                        2 Jun 2004
---------------------------------------------------------------------------------------------------------------------------
A152        I just want to be sure                               MAE 741/15511         Valid until further notice Jun 2004
---------------------------------------------------------------------------------------------------------------------------
A153        Secured loans costs in black and white               MAR 4/15459         Valid until further notice 9 Jun 2004
---------------------------------------------------------------------------------------------------------------------------
A154        Mortgage costs in black and white                    MAR 244/15685      Valid until further notice 22 Jun 2004
---------------------------------------------------------------------------------------------------------------------------
A155        Secured loans with a fixed rate                      MAR 125/15573         Valid until further notice Jun 2004
---------------------------------------------------------------------------------------------------------------------------
A156        It'll never happen to me                             MAR 742/1511                                     Jun 2004
---------------------------------------------------------------------------------------------------------------------------
A157        Mortgage deals to suit everyone                      MAR 236                                       22 Jun 2004
---------------------------------------------------------------------------------------------------------------------------
A158        Mortgage costs in black and white                    MAR 690/15877      Valid until further notice 22 Jun 2004
---------------------------------------------------------------------------------------------------------------------------
A159        Mortgage deals to suit everyone                      MAR 693                                       22 Jun 2004
---------------------------------------------------------------------------------------------------------------------------
A160        Secured loan costs in black and white                MAR 4/15704         Valid until further notice 1 Jul 2004
---------------------------------------------------------------------------------------------------------------------------
A161        Mortgage costs in black and white                    MAR 690/15988       Valid until further notice 9 Jul 2004
---------------------------------------------------------------------------------------------------------------------------
A162        Mortgage deals to suit everyone                      MAR 693             Valid until further notice 9 Jul 2004
---------------------------------------------------------------------------------------------------------------------------
A163        Mortgage deals to suit everyone - Update 16th        MAR 236             Valid until further notice 9 Jul 2004
            August 2004
---------------------------------------------------------------------------------------------------------------------------



                                                      33

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
A164        Mortgage deals to suit everyone                      MAR 236             Valid until further notice 9 Jul 2004
---------------------------------------------------------------------------------------------------------------------------
A165        Mortgage deals to suit everyone - Update 16th        MAR 236            Valid until further notice 16 Aug 2004
            August 2004
---------------------------------------------------------------------------------------------------------------------------
A166        Home Equity Release Mortgage                         MAR 726/15972         Valid until further notice Aug 2004
---------------------------------------------------------------------------------------------------------------------------
A167        Secured loans with a fixed rate                      MAR 125/15985         Valid until further notice Aug 2004
---------------------------------------------------------------------------------------------------------------------------
A168        Secured loans costs in black and white               MAR 4/15985         Valid until further notice 1 Sep 2004
---------------------------------------------------------------------------------------------------------------------------
A169        Mortgage costs in black and white                    MAR 244/16009       Valid until further notice 1 Sep 2004
---------------------------------------------------------------------------------------------------------------------------
A170        Thinking of moving?                                  MAR 740/14677                                     No date
---------------------------------------------------------------------------------------------------------------------------
A171        Mortgage Costs in Black and White                    MAR 690/16385       Valid until further notice - 16.08.04
            (Countrywide Version).
---------------------------------------------------------------------------------------------------------------------------
A172        Mortgage Costs in Black and White.                   MAR 244/16009      Valid until further notice - 01.09.04
---------------------------------------------------------------------------------------------------------------------------
A173        Mortgage Costs in Black and White.                   MAR 244/16132      Valid until further notice - 13.09.04
---------------------------------------------------------------------------------------------------------------------------
A174        All you need to know about mortgages.                MAR 235/16113      Valid until further notice - 13.09.04
---------------------------------------------------------------------------------------------------------------------------
A175        Home Equity Release Mortgage: A cash sum or monthly  MAR 726/16250      Valid until further notice - 11.10.04
            cash release.
---------------------------------------------------------------------------------------------------------------------------
A176        All you need to know about mortgages                 MAR 748/15496      Valid until further notice - 31.10.04
---------------------------------------------------------------------------------------------------------------------------
A177        All you need to know about insurance.                MAR 754/15496      Valid until further notice - 31.10.04
---------------------------------------------------------------------------------------------------------------------------
A178        All you need to know about our mortgage review       MAR 728/15082      Valid until further notice - 15.12.04
            service.
---------------------------------------------------------------------------------------------------------------------------
A179        All you need to know about our mortgage review       MAR 728/16595      Valid until further notice - 15.12.04
            service.
---------------------------------------------------------------------------------------------------------------------------
B           Mortgage Summary Information - Borrowers                                      (i.e. given to Borrowers dealing
                                                                                              directly with Northern Rock)
---------------------------------------------------------------------------------------------------------------------------
B1          Update 18th September 2000                           MAR 236 18.9.2000                        From 18 Sep 2000
---------------------------------------------------------------------------------------------------------------------------
B2          Update 2nd October 2000                              MAR 236 2.10.2000                        From 02 Oct 2000
---------------------------------------------------------------------------------------------------------------------------
B3          Update 22nd November 2000                            MAR 236 22.11.2000                       From 22 Nov 2000
---------------------------------------------------------------------------------------------------------------------------
B4          Update 10th January 2001                             MAR 236 10.1.2001                        From 10 Jan 2001
---------------------------------------------------------------------------------------------------------------------------
B5          Update 1st February 2001                             MAR 236 1.2.2001                         From 01 Feb 2001
---------------------------------------------------------------------------------------------------------------------------
B6          Update 12th February 2001                            MAR 236 12.2.2001                        From 12 Feb 2001
---------------------------------------------------------------------------------------------------------------------------


                                                      34

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
B7          Update 22nd February 2001                            MAR 236 22.2.2001                        From 22 Feb 2001
---------------------------------------------------------------------------------------------------------------------------
B8          Update 6th April 2001                                MAR 236 6.4.2001                         From 06 Apr 2001
---------------------------------------------------------------------------------------------------------------------------
B9          Update 10th May 2001                                 MAR 236 10.5.2001                        From 10 May 2001
---------------------------------------------------------------------------------------------------------------------------
B10         Update 22nd June 2001                                MAR 236 22.6.2001                        From 22 Jun 2001
---------------------------------------------------------------------------------------------------------------------------
B11         Update 2nd August 2001                               MAR 236 2.8.2001                         From 02 Aug 2001
---------------------------------------------------------------------------------------------------------------------------
B12         Update 3rd September 2001                            MAR 236 3.9.2001                         From 03 Sep 2001
---------------------------------------------------------------------------------------------------------------------------
B13         Update 19th September 2001                           MAR 236 19.9.2001                        From 19 Sep 2001
---------------------------------------------------------------------------------------------------------------------------
B14         Update 4th October 2001                              MAR 236 4.10.2001                        From 04 Oct 2001
---------------------------------------------------------------------------------------------------------------------------
B15         Update 5th December 2001                             MAR 236 5.12.2001                        From 05 Dec 2001
---------------------------------------------------------------------------------------------------------------------------
B16         Update 7th January 2002                              MAR 236 7.1.2002                         From 07 Jan 2002
---------------------------------------------------------------------------------------------------------------------------
B17         Update 15th January 2002                             MAR 236 15.1.2002                        From 15 Jan 2002
---------------------------------------------------------------------------------------------------------------------------
B18         Update 25th January 2002                             MAR 236 25.1.2002                        From 25 Jan 2002
---------------------------------------------------------------------------------------------------------------------------
B19         Update 9th February 2002                             MAR 236 09.2.2002                         From 9 Feb 2002
---------------------------------------------------------------------------------------------------------------------------
B20         Update 20th March 2002                               MAR 236 20.3.2002                        From 20 Mar 2002
---------------------------------------------------------------------------------------------------------------------------
B21         Update 10th May 2002                                 MAR 236 10.5.2002                        From 10 May 2002
---------------------------------------------------------------------------------------------------------------------------
B22         Update 26th July 2002                                MAR 236 26.7.2002                        From 26 Jul 2002
---------------------------------------------------------------------------------------------------------------------------
B23         Update 7th August 2002                               MAR 236 07.8.2002                         From 7 Aug 2002
---------------------------------------------------------------------------------------------------------------------------
B24         Update 30th August 2002                              MAR 236 30.8.2002                        From 30 Aug 2002
---------------------------------------------------------------------------------------------------------------------------
B25         Update 21st October 2002                             MAR 236 21.10.2002                       From 21 Oct 2002
---------------------------------------------------------------------------------------------------------------------------
B26         Update 8th November 2002                             MAR 236 08.11.2002                        From 8 Nov 2002
---------------------------------------------------------------------------------------------------------------------------
B27         Update 27th November 2002                            MAR 236                                  From 27 Nov 2002
                                                                 27.11.2002
---------------------------------------------------------------------------------------------------------------------------
B28         Update 10th Jan 2003                                 MAR 236                                  From 10 Jun 2003
                                                                 10.01.2003
---------------------------------------------------------------------------------------------------------------------------
B29         Update 8th Feb 2003                                  MAR 236                                   From 8 Feb 2003
                                                                 08.02.2003
---------------------------------------------------------------------------------------------------------------------------
B30         Mortgages for Landlords - Update 9th September 2003  MAR 466/14234                  Valid until further notice
                                                                                                                9 Sep 2003
---------------------------------------------------------------------------------------------------------------------------



                                                      35

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
B31         Mortgages for Landlords - Update 14th October 2003   MAR 466/14380                  Valid until further notice
                                                                                                               14 Oct 2003
---------------------------------------------------------------------------------------------------------------------------
B32         Mortgages for Landlords - Update 14th October 2003   MAR 466/14380      Valid until further notice 14 Oct 2003
---------------------------------------------------------------------------------------------------------------------------
B33         Mortgages for Landlords - Update 17th November 2003  MAR 466/14558      Valid until further notice 17 Nov 2003
---------------------------------------------------------------------------------------------------------------------------
B34         Mortgages for Landlords - Update 17th December 2003  MAR 466/14705      Valid until further notice 17 Dec 2003
---------------------------------------------------------------------------------------------------------------------------
B35         Mortgages for Landlords - Update 20th January        MAR 466/14788      Valid until further notice 20 Jan 2004
            2004
---------------------------------------------------------------------------------------------------------------------------
B36         Mortgages for Landlords - Update 22nd June 2004      MAR 466/15684      Valid until further notice 22 Jun 2004
---------------------------------------------------------------------------------------------------------------------------
B37         Mortgages for Landlords - Update 9th July 2004       MAR 466/15788       Valid until further notice 9 Jul 2004
---------------------------------------------------------------------------------------------------------------------------
B38         Mortgages for Landlords - Update 16th August 2004    MAE 466/15974      Valid until further notice 16 Aug 2004
---------------------------------------------------------------------------------------------------------------------------
B39         Update 16.08.04- Mortgage Deals to Suit Everyone     MAR 693            Valid until further notice 16.08.04.
            (Countrywide Version)
---------------------------------------------------------------------------------------------------------------------------
B40         Mortgages for Landlords - Update 13 September 2004   MAR 466/15974      Valid until further notice 13.09.04
---------------------------------------------------------------------------------------------------------------------------
B41         Update 13.09.04- Mortgage Deals to Suit Everyone     MAR 236            Valid until further notice 13.09.04.
---------------------------------------------------------------------------------------------------------------------------
B42         Update 23.09.04- Mortgage Deals to Suit Everyone     MAR 236            Valid until further notice 23.09.04.
---------------------------------------------------------------------------------------------------------------------------
B43         Update 2010.04- Mortgage Deals to Suit Everyone      MAR 236            Valid until further notice 11.10.04.
---------------------------------------------------------------------------------------------------------------------------
B44         Mortgages for Landlords - Update 20 October 2004     MAR 466/16295      Valid until further notice 20.10.04
---------------------------------------------------------------------------------------------------------------------------
B45         Update 2010.04- Mortgage Deals to Suit Everyone      MAR 236            Valid until further notice 20.12.04.
---------------------------------------------------------------------------------------------------------------------------
C           Mortgage Summary Information - Brokers                                        (i.e. given to Borrowers dealing
                                                                                              directly with Northern Rock)
---------------------------------------------------------------------------------------------------------------------------
C1          Mortgage Update                                                              Regular editions from 17 Nov 1994
                                                                                                                   onwards
---------------------------------------------------------------------------------------------------------------------------
C2          Mortgage Update 9th December 1994                    Dev 291                                  From 09 Dec 1994
---------------------------------------------------------------------------------------------------------------------------
C3          Mortgage Update 19th December 1994                   Dev 291                                  From 19 Dec 1994
---------------------------------------------------------------------------------------------------------------------------
C4          Mortgage Update 11th January 1995                    Dev 291                                  From 11 Jan 1995
---------------------------------------------------------------------------------------------------------------------------
C5          Mortgage Update 1st February 1995                    Dev 291                                  From 01 Feb 1995
---------------------------------------------------------------------------------------------------------------------------
C6          Mortgage Update 24th March 1995                      Dev 291                                  From 24 Mar 1995
---------------------------------------------------------------------------------------------------------------------------
C7          Mortgage Update 18th April 1995                      Dev 291                                From 18 April 1995
---------------------------------------------------------------------------------------------------------------------------
C8          Mortgage Update 17th May 1995                        Dev 291                                  From 17 May 1995
---------------------------------------------------------------------------------------------------------------------------
C9          Mortgage Update 5th June 1995                        Dev 291                                  From 05 Jun 1995
---------------------------------------------------------------------------------------------------------------------------
C10         Mortgage Update 19th June 1995                       Dev 291                                  From 19 Jun 1995
---------------------------------------------------------------------------------------------------------------------------
C11         Mortgage Update 17th July 1995                       Dev 291                                  From 17 Jul 1995
---------------------------------------------------------------------------------------------------------------------------
C12         Mortgage Update 1st September 1995                   Dev 291                                  From 01 Sep 1995
---------------------------------------------------------------------------------------------------------------------------
C13         Mortgage Update 4th September 1995                   Dev 291                                  From 04 Sep 1995
---------------------------------------------------------------------------------------------------------------------------
C14         Mortgage Update 16th October 1995                    Dev 291                                  From 16 Oct 1995
---------------------------------------------------------------------------------------------------------------------------
C15         Mortgage Update 30th November 1995                   Dev 291                                  From 30 Nov 1995
---------------------------------------------------------------------------------------------------------------------------


                                                      36

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
C16         Mortgage Update 13th December 1995                   Dev 291                                  From 13 Dec 1995
---------------------------------------------------------------------------------------------------------------------------
C17         Mortgage Update 3rd January 1996                     Dev 291                                  From 03 Jan 1996
---------------------------------------------------------------------------------------------------------------------------
C18         Mortgage Update 18th January 1996                    Dev 291                                  From 18 Jan 1996
---------------------------------------------------------------------------------------------------------------------------
C19         Mortgage Update 25th January 1996                    Dev 291                                  From 25 Jan 1996
---------------------------------------------------------------------------------------------------------------------------
C20         Mortgage Update 12th March 1996                      Dev 291                                  From 12 Mar 1996
---------------------------------------------------------------------------------------------------------------------------
C21         Mortgage Update 22nd April 1996                      Dev 291                                  From 22 Apr 1996
---------------------------------------------------------------------------------------------------------------------------
C22         Mortgage Update 10th June 1996                       Dev 291                                  From 10 Jun 1996
---------------------------------------------------------------------------------------------------------------------------
C23         Mortgage Update 2nd September 1996                   Dev 291                                  From 02 Sep 1996
---------------------------------------------------------------------------------------------------------------------------
C24         Mortgage Update 21st October 1996                    Dev 291                                  From 21 Oct 1996
---------------------------------------------------------------------------------------------------------------------------
C25         Mortgage Update 11th November 1996                   Dev 291                                  From 11 Nov 1996
---------------------------------------------------------------------------------------------------------------------------
C26         Mortgage Update 3rd January 1997                     Dev 291                                  From 03 Jan 1997
---------------------------------------------------------------------------------------------------------------------------
C27         Mortgage Update 11th February 1997                   Dev 291                                  From 11 Feb 1997
---------------------------------------------------------------------------------------------------------------------------
C28         Guide to Mortgages                                   Dev 434                                  From 04 Apr 1997
---------------------------------------------------------------------------------------------------------------------------
C29         Mortgage Update                                      Dev 435                                  From 04 Apr 1997
---------------------------------------------------------------------------------------------------------------------------
C30         Mortgage Update 28.5.97                              Dev 435                                  From 28 May 1997
---------------------------------------------------------------------------------------------------------------------------
C31         Mortgage Update 9.6.97                               Dev 435                                  From 09 Jun 1997
---------------------------------------------------------------------------------------------------------------------------
C32         Mortgage Update 25.6.97                              Dev 435                                  From 25 Jun 1997
---------------------------------------------------------------------------------------------------------------------------
C33         Mortgage Update 11.8.97                              Dev 435                                  From 11 Aug 1997
---------------------------------------------------------------------------------------------------------------------------
C34         Mortgage Update 3.9.97                               Dev 435                                  From 03 Sep 1997
---------------------------------------------------------------------------------------------------------------------------
C35         Mortgage Update 17.9.97                              Dev 435                                  From 17 Sep 1997
---------------------------------------------------------------------------------------------------------------------------
C36         Mortgage Update - Issue No 1                         MAR 35                                   From 03 Nov 1997
---------------------------------------------------------------------------------------------------------------------------
C37         Mortgage Update - Issue No 2                         MAR 35                                   From 12 Nov 1997
---------------------------------------------------------------------------------------------------------------------------
C38         Mortgage Update - Issue No 3                         MAR 35                                   From 16 Dec 1997
---------------------------------------------------------------------------------------------------------------------------
C39         Mortgage Update - Issue No 5                         MAR 35                                   From 29 Jan 1998
---------------------------------------------------------------------------------------------------------------------------
C40         Mortgage Update - Issue No 6                         MAR 35                                   From 12 Feb 1998
---------------------------------------------------------------------------------------------------------------------------
C41         Mortgage Update - Issue No 7                         MAR 35                                   From 01 Apr 1998
---------------------------------------------------------------------------------------------------------------------------
C42         Mortgage Update - Issue No 8                         MAR 35                                   From 06 May 1998
---------------------------------------------------------------------------------------------------------------------------
C43         Mortgage Update - Issue No 9                         MAR 35                                   From 17 Jun 1998
---------------------------------------------------------------------------------------------------------------------------
C44         Mortgage Update - Issue No 9                         MAR 35                                   From 01 Jul 1998
---------------------------------------------------------------------------------------------------------------------------
C45         Mortgage Update - Issue No 10                        MAR 35                                   From 08 Aug 1998
---------------------------------------------------------------------------------------------------------------------------
C46         Mortgage Update - Issue No 11                        MAR 35                                   From 19 Sep 1998
---------------------------------------------------------------------------------------------------------------------------
C47         Mortgage Update - Issue No 12                        MAR 35                                   From 08 Oct 1998
---------------------------------------------------------------------------------------------------------------------------
C48         Mortgage Update - Issue No 13                        MAR 35                                   From 05 Nov 1998
---------------------------------------------------------------------------------------------------------------------------
C49         Mortgage Update - Issue No 14                        MAR 35                                   From 07 Dec 1998
---------------------------------------------------------------------------------------------------------------------------
C50         Mortgage Update - Issue No 15                        MAR 35                                   From 22 Jan 1999
---------------------------------------------------------------------------------------------------------------------------
C51         Mortgage Update - Issue No 16                        MAR 35                                   From 04 Feb 1999
---------------------------------------------------------------------------------------------------------------------------
C52         Mortgage Update - Issue No 17                        MAR 35                                   From 06 Mar 1999
---------------------------------------------------------------------------------------------------------------------------
C53         Mortgage Update - Issue No 18                        MAR 35                                   From 13 Apr 1999
---------------------------------------------------------------------------------------------------------------------------
C54         Mortgage Update - Issue No 19                        MAR 35                                   From 16 Jun 1999
---------------------------------------------------------------------------------------------------------------------------
C55         Mortgage Update - Issue No 20                        MAR 35                                   From 28 Jul 1999
---------------------------------------------------------------------------------------------------------------------------
C56         Mortgage Update - Issue No 21                        MAR 35                                   From 26 Aug 1999
---------------------------------------------------------------------------------------------------------------------------
C57         Together Flexible - Total Flexibility in One Loan
---------------------------------------------------------------------------------------------------------------------------



                                                      37

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
C58         Mortgage Update - Issue No 22                        MAR 35                                   From 09 Sep 1999
---------------------------------------------------------------------------------------------------------------------------
C59         Mortgage Update - Issue No 23                        MAR 35                                   From 29 Sep 1999
---------------------------------------------------------------------------------------------------------------------------
C60         Mortgage Update - Issue No 24                        MAR 35                                   From 09 Nov 1999
---------------------------------------------------------------------------------------------------------------------------
C61         Mortgage Update - Issue No 25                        MAR 35                                   From 01 Dec 1999
---------------------------------------------------------------------------------------------------------------------------
C62         Mortgage Update - Issue No 26                        MAR 35                                   From 04 Jan 2000
---------------------------------------------------------------------------------------------------------------------------
C63         Mortgage Update - Issue No 27                        MAR 35                                   From 17 Jan 2000
---------------------------------------------------------------------------------------------------------------------------
C64         Mortgage Update - Issue No 28                        MAR 35                                   From 10 Mar 2000
---------------------------------------------------------------------------------------------------------------------------
C65         Mortgage Update - Issue No 29                        MAR 35                                   From 27 Apr 2000
---------------------------------------------------------------------------------------------------------------------------
C66         Mortgage Update - Issue No 30                        MAR 35                                   From 07 Jun 2000
---------------------------------------------------------------------------------------------------------------------------
C67         Mortgage Update - Issue No 31                        MAR 35                                   From 28 Jun 2000
---------------------------------------------------------------------------------------------------------------------------
C68         Mortgage Update - Issue No 32                        MAR 35                                   From 04 Aug 2000
---------------------------------------------------------------------------------------------------------------------------
C69         Mortgage Update - Issue No 33                                                                 From 18 Sep 2000
---------------------------------------------------------------------------------------------------------------------------
C70         Mortgage Update - Issue No 34                                                                 From 02 Oct 2000
---------------------------------------------------------------------------------------------------------------------------
C71         Mortgage Update - Issue No 47                        MAR035                                   From 08 Nov 2001
---------------------------------------------------------------------------------------------------------------------------
C72         Mortgage Update - Issue No 48                        MAR035                                   From 05 Dec 2001
---------------------------------------------------------------------------------------------------------------------------
C73         Mortgage Update - Issue No 49                        MAR035                                   From 07 Jan 2002
---------------------------------------------------------------------------------------------------------------------------
C74         Mortgage Update - Issue No 49                        MAR035                                   From 16 Jan 2002
---------------------------------------------------------------------------------------------------------------------------
C75         Mortgage Update - Insert to be used in conjunction   MAR035                                   From 16 Jan 2002
            with Issue No 49
---------------------------------------------------------------------------------------------------------------------------
C76         Mortgage Update - Insert to be used in conjunction   MAR035                                   From 16 Jan 2002
            with Issue No 49
---------------------------------------------------------------------------------------------------------------------------
C77         Mortgage Update - Issue No 50                        MAR035                                   From 23 Mar 2002
---------------------------------------------------------------------------------------------------------------------------
C78         Mortgage Update - Issue No 51                        MAR035                                   From 10 May 2002
---------------------------------------------------------------------------------------------------------------------------
C79         Mortgage Update - dated 10 May 2002
---------------------------------------------------------------------------------------------------------------------------
C80         Mortgage Update - Issue No 52                        MAR035                                   From 26 Jul 2002
---------------------------------------------------------------------------------------------------------------------------
C81         Mortgage Update - Issue No 53                        MAR035                                    From 7 Aug 2002
---------------------------------------------------------------------------------------------------------------------------
C82         Mortgage Update - Issue No 54                        MAR035                                   From 30 Aug 2002
---------------------------------------------------------------------------------------------------------------------------
C83         Mortgage Update - Issue No 55                        MAR035                                    From 4 Sep 2002
---------------------------------------------------------------------------------------------------------------------------
C84         Mortgage Update - Issue No 56                        MAR035                                    From 8 Oct 2002
---------------------------------------------------------------------------------------------------------------------------
C85         Mortgage Update - Issue No 57                        MAR035                                   From 21 Oct 2002
---------------------------------------------------------------------------------------------------------------------------
C86         Mortgage Update - Issue No 58                        MAR035                                    From 8 Nov 2002
---------------------------------------------------------------------------------------------------------------------------
C87         Mortgage Update - Issue No 59                        MAR035                                   From 27 Nov 2002
---------------------------------------------------------------------------------------------------------------------------
C88         Intermediaries - Mortgage Product Update -           MAR035                                   From 10 Jun 2003
            Issue No 1
---------------------------------------------------------------------------------------------------------------------------
C89         Intermediaries - Mortgage Product Update -           MAR035                                    From 8 Mar 2003
            Issue No 2
---------------------------------------------------------------------------------------------------------------------------
C90         Intermediaries - Mortgage Product Update -           MAR035                                    Valid 24.2.2003
            Issue No. 3
---------------------------------------------------------------------------------------------------------------------------
C91         Intermediaries - Mortgage Product Update - Issue     MAR035                                     Valid 1.4.2003
            No. 4
---------------------------------------------------------------------------------------------------------------------------
C92         Intermediaries - Mortgage Product Update - Issue     MAR035                                           May 2003
            No. 5
---------------------------------------------------------------------------------------------------------------------------
C93         Intermediaries - Mortgage Product Update - Issue     MAR035                                    Valid 18.6.2003
            No. 6
---------------------------------------------------------------------------------------------------------------------------



                                                      38

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
C94         Intermediaries - Mortgage Product Update - Issue No. MAR035/14374                            Valid 14 Oct 2003
            11
---------------------------------------------------------------------------------------------------------------------------
C95         Intermediaries - Mortgage Product Update - Issue No. MAR709/14401                            Valid 17 Nov 2003
            12
---------------------------------------------------------------------------------------------------------------------------
C96         Intermediaries - Mortgage Product Update - Issue No. MAR035/14686                            Valid 17 Dec 2003
            13
---------------------------------------------------------------------------------------------------------------------------
C97         Intermediaries - Mortgage Product Update - Issue No. MAR035/14787                            Valid 20 Jan 2004
            14
---------------------------------------------------------------------------------------------------------------------------
C98         Intermediaries - Mortgage Product Update - Issue No. MAR035/14918                            Valid 16 Feb 2004
            15
---------------------------------------------------------------------------------------------------------------------------
C99         Intermediaries - Mortgage Product Update - Issue No. MAR035/15107                             Valid 9 Mar 2004
            16
---------------------------------------------------------------------------------------------------------------------------
C100        Intermediaries - Mortgage Product Update - Issue No. MAR035/15162                            Valid 25 Mar 2004
            17
---------------------------------------------------------------------------------------------------------------------------
C101        Intermediaries - Mortgage Product Update - Issue No. MAR035/15336                            Valid 28 Apr 2004
            18
---------------------------------------------------------------------------------------------------------------------------
C102        Intermediaries - Mortgage Product Update - Issue No. MAR 035/15526                            Valid 2 Jun 2004
            20
---------------------------------------------------------------------------------------------------------------------------
C103        Intermediaries - Mortgage Product Update - Issue No. MAR 035/15654                           Valid 18 Jun 2004
            21
---------------------------------------------------------------------------------------------------------------------------
C104        Intermediaries - Mortgage Product Update - Issue No. MAR 035/15771                            Valid 9 Jul 2004
            22
---------------------------------------------------------------------------------------------------------------------------
C105        Intermediaries - Home Release Mortgage Product       MAR 746/15742                           Valid 15 Jul 2004
            Update - Issue No. 1
---------------------------------------------------------------------------------------------------------------------------
C106        Intermediaries - Mortgage Product Update - Issue No. MAR 035/15939                           Valid 16 Aug 2004
            23
---------------------------------------------------------------------------------------------------------------------------
C107        Intermediaries - Mortgage Product Update - Issue No. MAR 035/16064                            Valid 13.09.2004
            24
---------------------------------------------------------------------------------------------------------------------------
C108        Intermediaries - Mortgage Product Update - Issue No. MAR 035/16238                            Valid 11.10.2004
            25
---------------------------------------------------------------------------------------------------------------------------
C109        Intermediaries - Mortgage Product Update - Issue No. MAR 035/16268                            Valid 19.10.2004
            26
---------------------------------------------------------------------------------------------------------------------------
C110        Intermediaries - Mortgage Product Update - Issue No. MAR 035/16287                            Valid 15.11.2004
            27
---------------------------------------------------------------------------------------------------------------------------
C111        Intermediaries - Mortgage Product Update - Issue No. MAR 035/16542                            Valid 15.12.2004
            28
---------------------------------------------------------------------------------------------------------------------------
C112        Intermediaries Exclusive                             No Ref.                                          06.10.04
---------------------------------------------------------------------------------------------------------------------------
C113        Intermediaries - Home Equity Release Mortgage        MAR746/15940                               Valid 16.08.04
            Product Update - Issue No. 2
---------------------------------------------------------------------------------------------------------------------------
C114        Intermediaries - Home Equity Release Mortgage        MAR746/16066                               Valid 13.09.04
            Product Update - Issue No. 3
---------------------------------------------------------------------------------------------------------------------------
C115        Intermediaries - Home Equity Release Mortgage        MAR746/16244                               Valid 11.10.04
            Product Update - Issue No. 4
---------------------------------------------------------------------------------------------------------------------------
C116        Intermediaries - Home Equity Release Mortgage        MAR746/16288                               Valid 15.11.04
            Product Update - Issue No. 5
---------------------------------------------------------------------------------------------------------------------------
D           Mortgage Advice - Borrowers                                                   (i.e. given to Borrowers dealing
                                                                                              directly with Northern Rock)
---------------------------------------------------------------------------------------------------------------------------
D1          Mortgage Product Advice and Recommendation           Valid September                             From Sep 2000
                                                                 2000
---------------------------------------------------------------------------------------------------------------------------
E           Offers of Advance
---------------------------------------------------------------------------------------------------------------------------


                                                      39


---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
E1          Offer of Advance                                     ADV6F/0396                                  From Mar 1996
            (with General Conditions on reverse)
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
E2          Offer of Advance                                     ADV6B/0300                                  From Mar 2000
            (with General Conditions on reverse)                                     In triplicate - white, blue and green
            Northern Rock plc                                                                                      copies.
---------------------------------------------------------------------------------------------------------------------------
E3          Revised Offer of Loan [Northern Rock copy]                                 From Jul 2001 - used in conjunction
            Northern Rock plc                                                        with General Conditions introduced on
                                                                                        same date - Most of the content of
                                                                                           the document is variable and is
                                                                                                    specific to individual
                                                                                               customers/mortgage products
---------------------------------------------------------------------------------------------------------------------------
F           General Conditions (used on reverse of Offer of
            Advance)
---------------------------------------------------------------------------------------------------------------------------
F1          General Conditions                                   [ADV6/1094]                     From Oct 1994 to Jun 1995
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
F2          General Conditions                                   ADV6/0695                       From Jun 1995 to Jul 1995
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
F3          General Conditions                                   ADV6/0795                       From Jul 1995 to Jan 1996
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
F4          General Conditions                                   ADV6/0196                       From Jan 1996 to Dec 1996
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
F5          General Conditions                                   ADV6/1296                              From Dec 1996 to ?
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
F6          General Conditions                                   ADV6B/1296                      From Dec 1996 to Oct 1997
            Northern Rock Building Society                                             [Offer of Advance ADV6F/0396 on the
                                                                                                                  reverse]
---------------------------------------------------------------------------------------------------------------------------
F7          General Conditions                                   ADV6B/1097                      From Oct 1997 to Dec 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
F8          General Conditions                                   ADV6B/1297                      From Dec 1997 to Jan 1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
F9          General Conditions                                   ADV6B/0198                      From Jan 1998 to Jun 1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
F10         General Conditions                                   ADV6B/0698                       From Jun1998 to Jan 1999
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
F11         General Conditions                                   ADV6B/0199                      From Jan 1999 to Sep 1999
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
F12         General Conditions                                   ADV6B/0999                      From Sep 1999 to Mar 2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
F13         General Conditions                                   ADV6B/0300                                  From Mar 2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
F14         Terms and Conditions - Applicant Copy                OBA1/0900 on cover                          From Sep 2000
            Northern Rock plc                                    OBA2/0900 on
                                                                 reverse
---------------------------------------------------------------------------------------------------------------------------
F15         Terms and Conditions - Solicitor Copy                OBS1/0900 on cover                          From Sep 2000
            Northern Rock plc                                    OBS2/0900 on
                                                                 reverse
---------------------------------------------------------------------------------------------------------------------------



                                                      40

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
F16         Terms and Conditions - Applicant Copy                OBA1/0101 on cover                          From Jan 2001
            Northern Rock plc                                    OBA2/0101 on
                                                                 reverse
---------------------------------------------------------------------------------------------------------------------------
F17         Terms and Conditions - Solicitor Copy                OBA1/0101 on cover                          From Jan 2001
            Northern Rock plc                                    OBA2/0101 on
                                                                 reverse
---------------------------------------------------------------------------------------------------------------------------
F18         General Conditions                                   ADV282/ July 2001                           From Jul 2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
F19         Product Transfer - General Conditions (Flexible)     SB/T&C/FLEX/05/02                           From May 2002
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
F20         General Conditions [English and Scottish]            ADV6/0695                                        Jun 1995
---------------------------------------------------------------------------------------------------------------------------
F21         General Conditions [English and Scottish]            ADV6/0795                                        Jul 1995
---------------------------------------------------------------------------------------------------------------------------
F22         General Conditions [English and Scottish]            ADV6/0196                                        Jan 1996
---------------------------------------------------------------------------------------------------------------------------
F23         General Conditions [English and Scottish]            ADV6/1296                                        Dec 1996
---------------------------------------------------------------------------------------------------------------------------
F24         General Conditions [English and Scottish]            ADV6/1097                                        Oct 1997
---------------------------------------------------------------------------------------------------------------------------
F25         General Conditions [English and Scottish]            ADVB6/1297                                       Dec 1997
---------------------------------------------------------------------------------------------------------------------------
F26         General Conditions [English and Scottish]            ADV6B/1297                                       Dec 1997
---------------------------------------------------------------------------------------------------------------------------
F27         General Conditions [English and Scottish]            ADV6B/0198                                       Jan 1998
---------------------------------------------------------------------------------------------------------------------------
F28         General Conditions [English and Scottish]            ADV6B/0698                                       Jun 1996
---------------------------------------------------------------------------------------------------------------------------
F29         General Conditions [English and Scottish]            ADV6B/0199                                       Jan 1999
---------------------------------------------------------------------------------------------------------------------------
F30         General Conditions [English and Scottish]            ADV6/0699                                        Jun 1999
---------------------------------------------------------------------------------------------------------------------------
F31         General Conditions [English and Scottish]            ADV6/0300                                        Mar 2000
---------------------------------------------------------------------------------------------------------------------------
F32         Terms and Conditions [English and Scottish]          OBA1/0900                                        Sep 2000
---------------------------------------------------------------------------------------------------------------------------
F33         Terms and Conditions [English and Scottish]          OBA1/0900                                        Sep 2000
---------------------------------------------------------------------------------------------------------------------------
F34         Terms and Conditions [English and Scottish]          OBA1/0101                                        Jan 2001
---------------------------------------------------------------------------------------------------------------------------
G           Mortgage Conditions/Building Society Rules
---------------------------------------------------------------------------------------------------------------------------
G1          Rules of Northern Rock Building Society              GEN 128/1.94                             From 28 Apr 1992
---------------------------------------------------------------------------------------------------------------------------
G2          Mortgage Conditions 1995                             ADV72 06/95                                 From Jun 1995
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
G3          Mortgage Conditions 1997                             ADV 72 08/97                                From Aug 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
G4          Mortgage Conditions 2001                             ADV 276 07/2001                             From Oct 2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
G5          Mortgage Offer General Conditions                    ADV282/0701                                      Jul 2001
             [English and Scottish]
---------------------------------------------------------------------------------------------------------------------------
G6          Mortgage Offer General Conditions                    ADV282/0701                                      Jul 2001
             [English and Scottish]
---------------------------------------------------------------------------------------------------------------------------
H           Occupiers Undertakings
---------------------------------------------------------------------------------------------------------------------------
H1          Agreement and Undertaking                            scjh0404/stand                                          ?
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
H2          Agreement and Undertaking                            (LIF)LIFE30                                 From Aug 1997
            Northern Rock
---------------------------------------------------------------------------------------------------------------------------
H3          Agreement and Undertaking                            st/peps                                     From Oct 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------



                                                      41


---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
H4          Agreement and Undertaking                            JAGO3/0500                                  From May 2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
H5          Agreement and Undertaking                            UNDERTAKE June 2000                         From Jun 2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
I           Miscellaneous Mortgage Documentation
---------------------------------------------------------------------------------------------------------------------------
I1          Mortgage of Life Policy                              SEC 16 /02.94                               From Feb 1994
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
I2          Mortgage of Life Policy                              SEC 16 /06.95                               From Jun 1995
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
I3          Valuations and Surveys - hard to beat                DEV 125                                  From 19 Jun 1995
            Northern Rock Building Society                       19.6.1995
---------------------------------------------------------------------------------------------------------------------------
I4          Valuations and Surveys - hard to beat                DEV 125                                  From 14 Aug 1995
            Northern Rock Building Society                       14.8.1995
---------------------------------------------------------------------------------------------------------------------------
I5          Guarantors Confirmation (Existing Borrowers)         ADV 266.7/97                                From Jul 1997
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
I6          Mortgage of Life Policy                              SEC 16T /10.97                              From Oct 1997
            Northern Rock Building Society/Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
I7          Mortgage of Life Policy                              SEC 16 /10.97                               From Oct 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
I8          Guarantors Confirmation (Existing Borrowers)         ADV 266.10/97                               From Oct 1997
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
I9          Application for Transfer of Ownership of a Mortgaged MA 31/10.97                                 From Oct 1997
            Property
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
I10         Notice of Assignment of Life Policy                  ADV 29 /11.99                               From Nov 1999
---------------------------------------------------------------------------------------------------------------------------
I11         Individual Savers Account (ISA) Policy Arrangements  JAGO2/0500                                  From May 2000
            form
---------------------------------------------------------------------------------------------------------------------------
I12         Application for Transfer of Ownership of a Mortgaged MA 31/Feb.01                                From Feb 2001
            Property
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
I13         Deed of Guarantee                                    SOL013 / July 2001                          From Jul 2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
I14         Guarantors Confirmation                              NRDGC 05/02         From May 2002 - This document is only
            Northern Rock plc                                                                 used by Northern Rock Direct
---------------------------------------------------------------------------------------------------------------------------
I15         Guarantors Confirmation                              ADV 265.10/97                               From Oct 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
I16         Guarantors Confirmation                              ADV 265.06/00                               From Jun 2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
I17         Confirmation of Identity                             GASelfCert - Aug                            From Aug 2003
            Northern Rock plc                                    2003
---------------------------------------------------------------------------------------------------------------------------
I18         Release and Re-assignment of Life Policy [English    SEC 51/10.97                                   1 Oct 1997
---------------------------------------------------------------------------------------------------------------------------
I19         Valuations and Surveys Northern Rock plc             MAR 6/14054              Valid until further notice 8 Mar
---------------------------------------------------------------------------------------------------------------------------
I20         Staff Mortgage Enquiry Form, Northern Rock plc       ADV 50 10/97                                      Undated
---------------------------------------------------------------------------------------------------------------------------
I21         Confirmation of Identity and Affordability                                                            Oct 2004
---------------------------------------------------------------------------------------------------------------------------



                                                      42

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
J           Mortgage Origination and Completion -
            Solicitors/Other Third Party Documentation
---------------------------------------------------------------------------------------------------------------------------
J1          Valuations and Surveys - Helping you ensure your     DEV 125                                   From 1 Oct 1992
            home is a solid investment                           01.10.1992
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
J2          Report on Title and Funds Request (including         MA55 01/94                                  From Jan 1994
            Instructions to Solicitors/Licensed Conveyancers)
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
J3          Report on Title and Funds Request (including         MA55 /04.96                                 From Apr 1996
            Instructions to Solicitors/Licensed Conveyancers)
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
J4          Changes of Ownership in Mortgaged Property - Note to ADV 54 /05.96                               From May 1996
            Solicitors
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
J5          Report on Title and Funds Request (including         MA55 /01.97                                 From Jan 1997
            Instructions to Solicitors/Licensed Conveyancers)
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
J6          Changes of Ownership in Mortgaged Property - Note to ADV 54 02.97                                From Feb 1997
            Solicitors
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
J7          Changes of Ownership in Mortgaged Property - Note to ADV 54 07.97                                From Jul 1997
            Solicitors
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
J8          Report on Title and Funds Request (including         MA55 /10.97                                 From Oct 1997
            Instructions to Solicitors/Licensed Conveyancers)
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J9          Changes of Ownership in Mortgaged Property - Note to ADV 54 10.97                                From Oct 1997
            Solicitors
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
J10         Valuations and Surveys - hard to beat                MAR 6                                     From 1 Oct 1997
            Northern Rock plc                                    1.10.1997
---------------------------------------------------------------------------------------------------------------------------
J11         Report and Valuation for Mortgages Purposes on       ADV 155 10.97                               From Oct 1997
            behalf of Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J12         Report and Valuation for Mortgages Purposes on       ADV 179 10.97                               From Oct 1997
            behalf of Northern Rock plc - Sheet 2
---------------------------------------------------------------------------------------------------------------------------
J13         Report and Valuation for Mortgages Purposes on       ADV 267 10.97                               From Oct 1997
            behalf of Northern Rock plc - Sheet 2 in respect of
            loans exceeding (GBP)150,000
---------------------------------------------------------------------------------------------------------------------------
J14         Report and Valuation for Mortgages Purposes on       ADV 7a 10.97                                From Oct 1997
            behalf of Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J15         Reinspection Report                                  ADV 76 10.97                                From Oct 1997
            Northern Rock plc (2 versions)
---------------------------------------------------------------------------------------------------------------------------
J16         Additional Advance Valuation Report                  ADV 127B 10.97                              From Oct 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J17         Report and Valuation for Mortgages Purposes on       ADV 155 12.98                               From Dec 1998
            behalf of Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------


                                                      43

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
J18         Part 2 Instructions (in relation to the CML                                Offers of Advance issued from 01 Jun
            Lenders' Handbook for England & Wales)                                                                  2000[?]
---------------------------------------------------------------------------------------------------------------------------
J19         Certificate of Title                                 JAGO4/0700                                  From Jul 2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J20         Certificate of Title                                 COT/0700                                    From Jul 2000
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J21         Part 2 Instructions (in relation to the CML                         Offers of Advance issued from late  Summer
            Lenders' Handbook for England & Wales)                                                                 2000[?]
---------------------------------------------------------------------------------------------------------------------------
J22         Deeds Dematerialisation [Notice to solicitors]                                                [From Apr 2000?]
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J23         Valuations and Surveys - Property                    MAR 6/10550                                 From Oct 2000
            Northern Rock plc                                    Oct 2000
---------------------------------------------------------------------------------------------------------------------------
J24         Changes of Ownership in Mortgaged Property - Note to ADV 54 11/00                                From Nov 2000
            Solicitors
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
J25         Certificate of Title (including Drawdown Loan        COT/0502                                    From May 2002
            Certificate)
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J26         Valuations and Surveys - Property                    MAR 6/12661                                 From May 2002
            Northern Rock plc                                    May 2002
---------------------------------------------------------------------------------------------------------------------------
J27         Report and Valuation for Mortgages Purposes on       AL/SAS/267/                                 From Sep 2002
            behalf of Northern Rock plc - Sheet 2 in respect of  (500+) 09.02 loans exceeding (GBP)1,000,000
---------------------------------------------------------------------------------------------------------------------------
J28         Certificates of Title                                COT/1102                                    From Nov 2002
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J29         Report and Valuation for Mortgage Purposes on        ADV 155/07.03                               From Jul 2003
            behalf of Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J30         Certificate of Title (Rapid Remortgages Only)                                                      18 Jun 2003
---------------------------------------------------------------------------------------------------------------------------
J31         Form giving Certificate of Title (Rapid                                                            18 Jun 2003
            Remortgages-Multicases only)
---------------------------------------------------------------------------------------------------------------------------
J32         Funds Release (Certificate of Title) for Rapid       N/A                                           18 Jun 2001
---------------------------------------------------------------------------------------------------------------------------
J33         Part 2 - Name of Mortgage Lender (CML Mortgage       N/A                                            1 Oct 2002
---------------------------------------------------------------------------------------------------------------------------
J34         Part 2 - Name of Mortgage Lender (CML Mortgage       N/A                                            1 Nov 2002
---------------------------------------------------------------------------------------------------------------------------
J35         Part 2 - Name of Mortgage Lender (CML Mortgage       N/A                                           13 Oct 2003
---------------------------------------------------------------------------------------------------------------------------
J36         Agreement between Northern Rock and The Motley Fool  N/A                                            5 Nov 2003
---------------------------------------------------------------------------------------------------------------------------
J37         Memo from D. Maughan to C Jobe re. Unsecured         N/A                                           13 Nov 2003
---------------------------------------------------------------------------------------------------------------------------
J38         Letter from Mortgage Next to Northern Rock re.       28 Aug 2003
---------------------------------------------------------------------------------------------------------------------------


                                                      44

---------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                          Usage period and notes
---------------------------------------------------------------------------------------------------------------------------
J39         Procuration Fee Approval Form in relation to         26 Nov 2003
            Moneyextra
---------------------------------------------------------------------------------------------------------------------------
J40         Procuration Fee Approval Form in relation to         27 Nov 2003
            Traditional Intermediaries
---------------------------------------------------------------------------------------------------------------------------
J41         Northern Rock Intermediary Registration Form         N/A                                                   N/A
---------------------------------------------------------------------------------------------------------------------------
J42         Northern Rock Standard Form Intermediary Agreement   N/A                                                   N/A
---------------------------------------------------------------------------------------------------------------------------
J43         Certificate of Title                                 LEG023 24.03.05                               24 Mar 2005
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J44         Certificate of Title                                 Ppub11 5.5.05                                  5 May 2005
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J45         Certificate of Title (Scotland)                      Ppub16 5.5.05                                  5 May 2005
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
J46         Part 2 Instructions (in relation to the CML Lenders' N/A                                            6 May 2005
            Handbook for England & Wales)
---------------------------------------------------------------------------------------------------------------------------
J47         Part 2 Instructions (in relation to the CML Lenders' N/A                                            6 May 2005
            Handbook for Northern Ireland)
---------------------------------------------------------------------------------------------------------------------------
K           Completion Documentation
---------------------------------------------------------------------------------------------------------------------------
K1          Schedule of Documents of Title                       SEC 28/11.94                                From Nov 1994
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
K2          Schedule of Documents of Title                       SEC 28/01.96                                From Jan 1996
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
K3          Schedule of Documents of Title                       SEC28 /10.97                                From Oct 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
K4          Schedule of Documents of Title                       JAGO1/0500                                  From May 2000
            Northern Rock plc                                    JAGO1B/0500
---------------------------------------------------------------------------------------------------------------------------
K5          Deeds Schedule                                       SODT/0201                                   From Feb 2001
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
K6          Completion Advice                                    A146F -             Completions advices are in a flexible
            Northern Rock plc                                    representative               format - content is variable
                                                                 sample               depending upon circumstances of loan
                                                                                                  and product applied for.
                                                                                           Permutations are vast and it is
                                                                                     impractical to maintain an archive of
                                                                                                            each scenario.
---------------------------------------------------------------------------------------------------------------------------
K7          Additional Advance Cheque Request                    ADV 133 01/94                               From Jan 1994
            Northern Rock Building Society
---------------------------------------------------------------------------------------------------------------------------
K8          Re-Advance/Further Advance Receipt                   SEC 37 /10.97                               From Oct 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
K9          Additional Advance Funds Request                     ADV 271 /10.97                              From Oct 1997
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
K10         Additional Advance Funds Request                     ADV 271 1/98                                From Jan 1998
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
K11         Additional Advance Funds Request                     AAFR/0802                                   From Aug 2002
            Northern Rock plc
---------------------------------------------------------------------------------------------------------------------------
K12         Additional Advance Funds Request
---------------------------------------------------------------------------------------------------------------------------
K13         Certificate of Title                                 COT/0804
---------------------------------------------------------------------------------------------------------------------------



                                                      45


                             Part 2 Documents Used Only in the Origination of
                  Standard Fixed Rate, Standard Variable Rate, Cashback, Capped, Tracker,
                          CAT Standard, Discount and Discount for Life Mortgages

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
L           Mortgage Application Forms - General
--------------------------------------------------------------------------------------------------------------------------
L1          Mortgage Application Form                            ADV 4. 05/95       From May 1995 to Mar 1996
            Northern Rock Building Society
--------------------------------------------------------------------------------------------------------------------------
L2          Mortgage Application Form                            ADV 4. 03/96       From Mar 1996 to Jul 1997
            Northern Rock Building Society
--------------------------------------------------------------------------------------------------------------------------
L3          Mortgage Application Form                            ADV 4. 07/97       From Jul 1997 to Oct 1997
            Northern Rock Building Society
--------------------------------------------------------------------------------------------------------------------------
L4          Mortgage Application Form                            ADV 4. 10/97       From Oct 1997 to Dec 1997
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L5          Mortgage Application Form                            ADV 4. 12/97       From Dec 1997 to Mar 1998
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L6          Mortgage Application Form                            ADV 4 DRTV 3/98    From Mar 1998 to Apr 1998
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L7          Mortgage Application Form                            ADV 4. 4/98        From Apr 1998 to Jan 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L8          Mortgage Application Form                            ADV 4. 1/99        From Jan 1999 to Feb 2000
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L9          Mortgage Application Form                            ADV 4. 2/00        From Feb 2000 to Jun 2000
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L10         Mortgage Application Form                            ADV 4. 6/00        From Jun 2000 to Dec 2000
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L11         Mortgage Application Form                            ADV4. 12/00        From Dec 2000 to Jan 2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L12         Mortgage Application Form                            ADV4. 01/01        From Jan 2001 to May 2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L13         Mortgage Application Form                            ADV4. 05/01        From May 2001 to Sep 2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L14         Mortgage Application Form                            ADV4. 09/01        From Sep 2001 to Oct 2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L15         Mortgage Application Form                            ADV4. 10/01        From Oct 2001 to Aug 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L16         NB From this point onwards the Mortgage
            Application Forms appear to also be used
            for the Together/Together Connections products.
--------------------------------------------------------------------------------------------------------------------------
L17         Mortgage Application Form                            ADV4. 08.02        From Aug 2002 to Oct 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L18         Mortgage Application Form                            ADV4. 10.02        From Oct 2002 to Feb 2003
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L19         Your Personal Quotation and Transfer Declaration     19 Sep 2002        (Sample re Mr and Mrs Kapke)
            for a Flexible Fixed Rate
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L20         Your Personal Quotation and Transfer Declaration     19 Sep 2002        (Sample re Mr Mcparland and Miss
            for a Together Mortgage                                                 Davis)
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------


                                                      46

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
L21         Mortgage Application Form                            ADV4.02.03         From Feb 2003 to
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
L22         Mortgage Application Form [English and Scottish]     ADV4. 04.03                                     Apr 2003
--------------------------------------------------------------------------------------------------------------------------
L23         Mortgage Application Form Northern Rock plc          ADV4.3.04                                  From Mar 2004
--------------------------------------------------------------------------------------------------------------------------
L23         Change of Parties Application Form                   MAR 757            31.10.04
--------------------------------------------------------------------------------------------------------------------------
L24         Mortgage Application Form                            LEG 15             31.10.04
--------------------------------------------------------------------------------------------------------------------------
M           Mortgage Application Forms - Northern Rock Direct
--------------------------------------------------------------------------------------------------------------------------
M1          Your Direct Mortgage Application Form                Dev 439 4/97       From Apr 1997 to Oct 1997
            Northern Rock Direct/Northern Rock Building Society
--------------------------------------------------------------------------------------------------------------------------
M2          Your Direct Mortgage Application Form                MAR 17b 1.10.97    From Oct 1997 to Dec 1997
            Northern Rock Direct/Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
M3          Your Direct Mortgage Application Form                MAR 17b 15.12.97   From Dec 1997 to May 1998
            Northern Rock Direct/Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
M4          Your Direct Mortgage Application Form                MAR 124 31         From May 1998 to ?
            Northern Rock Direct/Northern Rock plc               May 1998
--------------------------------------------------------------------------------------------------------------------------
M5          Home Equity Release Mortgage Application Form        MAR 327/560        Jul 2004
--------------------------------------------------------------------------------------------------------------------------
N           Application Forms - Specialist
--------------------------------------------------------------------------------------------------------------------------
N1          Secured Personal Loan Application Form               ADV 31. 1/99       From Jan 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
N2          Secured Personal Loan Application Form               ADV031 (8.5.2000)  From May 2000
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
N3          Secured Personal Loan Application Form               ADV031 (22.10.2001)From Oct 2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
N4          Secured Personal Loan Application Form               ADV031 (01.8.2002) From Aug 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
O           Special Conditions for Fixed Rate Mortgages (used
            with Offer of Advance)
--------------------------------------------------------------------------------------------------------------------------
O1          5 year Fixed Rate Mortgage                           AY                 From 15 Jul 1997
--------------------------------------------------------------------------------------------------------------------------
O2          5 year Fixed Rate Mortgage                           BA                 From 26 Jun 1997
--------------------------------------------------------------------------------------------------------------------------
O3          5 year Fixed Rate Mortgage                           BH                 From 03 Sep 1997
--------------------------------------------------------------------------------------------------------------------------
O4          5 year Fixed Rate Mortgage                           BQ                 From 17 Sep 1997
--------------------------------------------------------------------------------------------------------------------------
O5          5 year Fixed Rate Mortgage                           BS                 From 01 Jan 1997
                                                                                    [Query date - should be Nov?]
--------------------------------------------------------------------------------------------------------------------------
O6          5 year Fixed Rate Mortgage                           BT                 From 01 Nov 1997
                                                                                    [Other dates?]
--------------------------------------------------------------------------------------------------------------------------
O7          5 year Fixed Rate Mortgage                           CF                 From 22 Jan 1998
--------------------------------------------------------------------------------------------------------------------------
O8          5 year Fixed Rate Mortgage                           CJ                 From 01 Apr 1998
--------------------------------------------------------------------------------------------------------------------------
O9          5 year Fixed Rate Mortgage                           CK                 From 01 Apr 1998
--------------------------------------------------------------------------------------------------------------------------
O10         5 year Fixed Rate Mortgage                           CM                 From 06 May 1998
--------------------------------------------------------------------------------------------------------------------------
O11         5 year Fixed Rate Mortgage                           CP                 From 17 Jun 1998
--------------------------------------------------------------------------------------------------------------------------
O12         5 year Fixed Rate Mortgage                           CU                 From 01 Jul 1998
--------------------------------------------------------------------------------------------------------------------------



                                                      47

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
O13         5 year Fixed Rate Mortgage                           CZ                 From 08 Aug 1998
--------------------------------------------------------------------------------------------------------------------------
O14         5 year Fixed Rate Mortgage                           EA                 From 08 Aug 1998
--------------------------------------------------------------------------------------------------------------------------
O15         5 year Fixed Rate Mortgage                           EU                 From 22 Jan 1999
--------------------------------------------------------------------------------------------------------------------------
O16         5 year Fixed Rate Mortgage                           FD
--------------------------------------------------------------------------------------------------------------------------
O17         5 year Fixed Rate Mortgage                           FL                 From 13 Mar 1999
--------------------------------------------------------------------------------------------------------------------------
O18         5 year Fixed Rate Mortgage                           FM                 From 13 Apr 1999
--------------------------------------------------------------------------------------------------------------------------
O19         5 year Fixed Rate Mortgage                           FN                 From 13 Apr 1999
--------------------------------------------------------------------------------------------------------------------------
O20         5 year Fixed Rate Mortgage                           FP                 From 23 Apr 1999
--------------------------------------------------------------------------------------------------------------------------
O21         5 year Fixed Rate Mortgage                           KZ                 From 29 Nov 1999
--------------------------------------------------------------------------------------------------------------------------
O22         2 year Fixed Rate Mortgage                                              From 9 Jan 2003
--------------------------------------------------------------------------------------------------------------------------
O23         10 year Fixed Rate Mortgage                                             from 9 Jan 2003
--------------------------------------------------------------------------------------------------------------------------
O24         15 year Fixed Rate Mortgage                                             from 9 Jan 2003
--------------------------------------------------------------------------------------------------------------------------
O25         Guaranteed Repayment Mortgage 10 year Fixed Rate                        from 9 Jan 2003
            Mortgage
--------------------------------------------------------------------------------------------------------------------------
O26         Guaranteed Repayment Mortgage 15 year Fixed Rate                        from 9 Jan 2003
            Mortgage
--------------------------------------------------------------------------------------------------------------------------
O27         Help with Costs Special Condition Wording - for
            Guaranteed Repayment Mortgage 10 year Fixed Rate
            Mortgage (2 versions)
--------------------------------------------------------------------------------------------------------------------------
O28         Help with Costs Special Condition Wording - for
            Guaranteed Repayment Mortgage 15 year Fixed Rate
            Mortgage (2 versions)
--------------------------------------------------------------------------------------------------------------------------
O29         Help with Costs Special Condition Wording - for  10
            year Fixed Rate (2 versions)
--------------------------------------------------------------------------------------------------------------------------
O30         Help with Costs Special Condition Wording - for  15
            year Fixed Rate (2 versions)
--------------------------------------------------------------------------------------------------------------------------
P           Special Conditions for Variable Rate Mortgages (used
            with Offer of Advance)
--------------------------------------------------------------------------------------------------------------------------
P1          Variable Rate Mortgage - Cashback                    6B                 From 30 Nov 1995
--------------------------------------------------------------------------------------------------------------------------
P2          Variable Rate Mortgage - Cashback without insurance  9B                 From 03 Jan 1996
--------------------------------------------------------------------------------------------------------------------------
P3          Variable Rate Mortgage - Cashback without insurance  C5                 From 11 Aug 1997
                                                                                    [Query date - should be 1996?]
--------------------------------------------------------------------------------------------------------------------------
P4          Variable Rate Mortgage - Cashback without insurance  C7                 From 02 Sep 1996
--------------------------------------------------------------------------------------------------------------------------
P5          Variable Rate Mortgage - Cashback without insurance  C9                 From 02 Sep 1996
--------------------------------------------------------------------------------------------------------------------------
P6          3 year Discounted Variable Rate Mortgage             J9 and J0          From 25 Jun 1998
                                                                                    [Other dates ?]
--------------------------------------------------------------------------------------------------------------------------
P7          Variable Rate Mortgage - 5% Cashback                 P5                 From 25 Jun 1997
                                                                                    [Other dates ?]
--------------------------------------------------------------------------------------------------------------------------
P8          Variable Rate Mortgage - 6% Cashback                 P6                 From 03 Sep 1997
                                                                                    [Other date ?]
--------------------------------------------------------------------------------------------------------------------------
P9          Variable Rate Mortgage - Cashback                    7P and 8P          From 22 Jan 1998
--------------------------------------------------------------------------------------------------------------------------
P10         3 year Discounted Variable Rate Mortgage             M1 to [M6 ?]       From 22 Jan 1998
--------------------------------------------------------------------------------------------------------------------------
P11         Variable Rate Mortgage - Cashback                    S1 and S2          From 22 Jan 1998
--------------------------------------------------------------------------------------------------------------------------


                                                      48

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
P12         3 year Discounted Variable Rate Mortgage             M7 and M8          From 01 Apr 1998
--------------------------------------------------------------------------------------------------------------------------
P13         Variable Rate Mortgage - Cashback                    S4 and S5          From 06 May 1998
--------------------------------------------------------------------------------------------------------------------------
P14         Variable Rate Mortgage - Cashback                    7S                 From 10 Jun 1996
--------------------------------------------------------------------------------------------------------------------------
P15         Variable Rate Mortgage - Cashback                    3T                 From 07 Dec 1998
                                                                                    [Other date?]
--------------------------------------------------------------------------------------------------------------------------
P16         Variable Rate Mortgage - Cashback                    6T and 7T          From 22 Jan 1999
                                                                                    [Other date?]
--------------------------------------------------------------------------------------------------------------------------
P17         Variable Rate Mortgage - 8%/7% Cashback              GB and GC          From 06 Mar 1999
--------------------------------------------------------------------------------------------------------------------------
P18         Variable Rate Mortgage - 8% Cashback                 GF                 From 13 Apr 1999
--------------------------------------------------------------------------------------------------------------------------
P19         Variable Rate Mortgage - 7% Cashback                 GG                 From 13 Apr 1999
--------------------------------------------------------------------------------------------------------------------------
P20         Variable Rate Mortgage - 7% Cashback                 GH                 From 13 Apr 1999
--------------------------------------------------------------------------------------------------------------------------
P21         Variable Rate Mortgage - 6% Cashback                 GI                 From 13 Apr 1999
--------------------------------------------------------------------------------------------------------------------------
P22         Variable Rate Mortgage - 8% Cashback                 GT                 From 16 Jun 1999
--------------------------------------------------------------------------------------------------------------------------
P23         Variable Rate Mortgage - 7% Cashback                 GU
--------------------------------------------------------------------------------------------------------------------------
P24         Variable Rate Mortgage - 7% Cashback                 JG                 From 28 Jul 1999
--------------------------------------------------------------------------------------------------------------------------
P25         Variable Rate Mortgage - 6% Cashback                 JN                 From 29 Aug 1999
--------------------------------------------------------------------------------------------------------------------------
P26         Variable Rate Mortgage - 7% Cashback                 JQ                 From 29 Sep 1999
                                                                                    [Other dates?]
--------------------------------------------------------------------------------------------------------------------------
P27         Variable Rate Mortgage - 6% Cashback                 JR                 From 29 Sep 1999
                                                                                    [Other dates?]
--------------------------------------------------------------------------------------------------------------------------
P28         Variable Rate Mortgage - 5% Cashback                 JS                 From 29 Sep 1999
                                                                                    [Other dates?]
--------------------------------------------------------------------------------------------------------------------------
P29         Variable Rate Mortgage - 7% Cashback                 JU                 From 04 Jan 2000
--------------------------------------------------------------------------------------------------------------------------
P30         Variable Rate Mortgage 6% Cashback                                      From 9 Jan 2003
--------------------------------------------------------------------------------------------------------------------------
Q           Special Conditions for Tracker, CAT Standard, Capped
            and Discount for Life Mortgages (used with Offer of
            Advance)
--------------------------------------------------------------------------------------------------------------------------
Q1          Discount for Life Variable Rate Mortgage             X9 and X0
--------------------------------------------------------------------------------------------------------------------------
Q2          Discount for Life Variable Rate Mortgage             1X and 2X
--------------------------------------------------------------------------------------------------------------------------
Q3          Discount for Life Variable Rate Mortgage             3X and 4X
--------------------------------------------------------------------------------------------------------------------------
Q4          Discount for Life Variable Rate Mortgage             5X and 6X
--------------------------------------------------------------------------------------------------------------------------
Q5          Discount for Life Variable Rate Mortgage             7X and 8X
--------------------------------------------------------------------------------------------------------------------------
Q6          Capped Variable Rate Mortgage                        CB
--------------------------------------------------------------------------------------------------------------------------
Q7          Discount for Life Variable Rate Mortgage             L1 and L2
--------------------------------------------------------------------------------------------------------------------------
Q8          Discount for Life Variable Rate Mortgage             L3 and L4
--------------------------------------------------------------------------------------------------------------------------
Q9          Discount for Life Variable Rate Mortgage             L5 and L6
--------------------------------------------------------------------------------------------------------------------------
Q10         Discount for Life Variable Rate Mortgage             L7 and L8
--------------------------------------------------------------------------------------------------------------------------
Q11         Discount for Life Variable Rate Mortgage             1L and 2L
--------------------------------------------------------------------------------------------------------------------------
Q12         Discount for Life Variable Rate Mortgage             3L and 4L
--------------------------------------------------------------------------------------------------------------------------
Q13         Discount for Life Variable Rate Mortgage             5L and 6L
--------------------------------------------------------------------------------------------------------------------------
Q14         4 year Capped Variable Rate Mortgage                 EG
--------------------------------------------------------------------------------------------------------------------------
Q15         4 year Capped Variable Rate Mortgage                 EF
--------------------------------------------------------------------------------------------------------------------------
Q16         4 year Capped Variable Rate Mortgage                 ER
--------------------------------------------------------------------------------------------------------------------------
Q17         Discount for Life Variable Rate Mortgage             8L
--------------------------------------------------------------------------------------------------------------------------


                                                      49

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
Q18         4 year Capped Variable Rate Mortgage                 EQ
--------------------------------------------------------------------------------------------------------------------------
Q19         4 year Capped Variable Rate Mortgage                 EQ
--------------------------------------------------------------------------------------------------------------------------
Q20         Equity Release Capped Variable Rate Mortgage         YB
--------------------------------------------------------------------------------------------------------------------------
Q21         5 year Capped Variable Rate Mortgage                 EY
--------------------------------------------------------------------------------------------------------------------------
Q22         Discount for Life Variable Rate Mortgage             9L and 0L
--------------------------------------------------------------------------------------------------------------------------
Q23         Discount for Life Variable Rate Mortgage             DX
--------------------------------------------------------------------------------------------------------------------------
Q24         Discount for Life Variable Rate Mortgage             DY
--------------------------------------------------------------------------------------------------------------------------
Q25         Discount for Life Variable Rate Mortgage             DX and DY
--------------------------------------------------------------------------------------------------------------------------
Q26         Discount for Life Variable Rate Mortgage             HG
--------------------------------------------------------------------------------------------------------------------------
Q27         Discount for Life Variable Rate Mortgage             HH
--------------------------------------------------------------------------------------------------------------------------
Q28         Discount for Life Variable Rate Mortgage             HQ
--------------------------------------------------------------------------------------------------------------------------
Q29         Discount for Life Variable Rate Mortgage             HV
--------------------------------------------------------------------------------------------------------------------------
Q30         Tracker Variable Rate Mortgage                       YT
--------------------------------------------------------------------------------------------------------------------------
Q31         Tracker Variable Rate Mortgage                       YU
--------------------------------------------------------------------------------------------------------------------------
Q32         Tracker Variable Rate Mortgage                       YW
--------------------------------------------------------------------------------------------------------------------------
Q33         Tracker Variable Rate Mortgage                       YX
--------------------------------------------------------------------------------------------------------------------------
Q34         Discount for Life Variable Rate Mortgage             JP
--------------------------------------------------------------------------------------------------------------------------
Q35         2 year Capped Variable Rate Mortgage                 MV
--------------------------------------------------------------------------------------------------------------------------
Q36         2 year Capped Variable Rate Mortgage                 MW
--------------------------------------------------------------------------------------------------------------------------
Q37         Discount for Life Variable Rate Mortgage             HR
--------------------------------------------------------------------------------------------------------------------------
Q38         2 year Capped Variable Rate Mortgage                 EM
--------------------------------------------------------------------------------------------------------------------------
Q39         CAT Standard Variable Mortgage                       [SJB/08/11/00]     [Query the reference]
--------------------------------------------------------------------------------------------------------------------------
Q40         2 year Tracker Variable Rate Mortgage                ER                 ?
--------------------------------------------------------------------------------------------------------------------------
Q41         CAT Standard Variable Mortgage                                          from 9 Jan 2003
--------------------------------------------------------------------------------------------------------------------------
Q42         2 year Flexible Fixed (extending Early Repayment                        from 9 Jan 2003
            Charge)
--------------------------------------------------------------------------------------------------------------------------
Q43         2 year Flexible Fixed (extending Early Repayment                        from 9 Jan 2003
            Charge - no Help with Costs option)
--------------------------------------------------------------------------------------------------------------------------
Q44         2 year Flexible Fixed                                                   from 9 Jan 2003
--------------------------------------------------------------------------------------------------------------------------
Q45         2 year Flexible Fixed (no Help with Costs option)                       from 9 Jan 2003
--------------------------------------------------------------------------------------------------------------------------
Q46         3 year Flexible Fixed                                                   from 9 Jan 2003
--------------------------------------------------------------------------------------------------------------------------
Q47         5 year Flexible Fixed                                                   from 9 Jan 2003
--------------------------------------------------------------------------------------------------------------------------
Q48         Help with Costs Special Condition Wording (2
            versions)
--------------------------------------------------------------------------------------------------------------------------
R           Credit/Loan Agreements
--------------------------------------------------------------------------------------------------------------------------
R1          Credit Agreement Regulated by the Consumer Credit    ACR1A/1097 on      From Oct 1997
            Act 1974 - Flexible Plan                             "Original"
            ("Original" and "Copy" versions each with Conditions ACR1B/1097 on
            on the reverse)                                      "Copy"
            Northern Rock plc                                    ACR1Z/1097 on
            [Used for Flexible Plan Loans up to (GBP)25,000]    "Conditions"
--------------------------------------------------------------------------------------------------------------------------


                                                      50

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
R2          Copy of Proposed Agreement Containing Your Right to  ACR1Z/1097 on      From Oct 1997
            Withdraw - Flexible Plan                             "Conditions"
            (including Conditions on the reverse)
            Northern Rock plc
            [Used for Flexible Plan Loans up to (GBP)25,000]
--------------------------------------------------------------------------------------------------------------------------
R3          Loan Agreement - Flexible Plan                       [ACR2A/1097 on     From Oct 1997
            (including Conditions on the reverse)                "Original" /       [Check reference of "Original"]
            Northern Rock plc                                    "Copy"?]
            [Used for Flexible Plan Loans over (GBP)25,000]      ACR2Z/1097 on
                                                                 "Conditions"
--------------------------------------------------------------------------------------------------------------------------
R4          Credit Agreement Regulated by the Consumer Credit    ADV135 10/97 on    From Oct 1997
            Act 1974 - Personal Secured Loan                     "Original" and
            ("Original" and "Copy" versions each with Conditions "Copy"
            on the reverse)                                      no ref on
            Northern Rock plc                                    "Conditions")
            [Used for Personal Secured Loans up to (GBP)25,000 -
            Variable Rate]
--------------------------------------------------------------------------------------------------------------------------
R5          Copy of Proposed Credit Agreement Containing Notice  ADV135 10/97 on    From Oct 1998
            of Your Right to Withdraw - Personal Secured Loan    "Advance Copy"
            ("Advance Copy" version including Conditions on the  no ref on
            reverse)                                             "Conditions")
            Northern Rock plc
            [Used for Personal Secured Loans up to (GBP)25,000 -
            Variable Rate]
--------------------------------------------------------------------------------------------------------------------------
R6          Credit Agreement Regulated by the Consumer Credit    ADV135 10/97 on    From Feb 1998
            Act 1974 - Personal Secured Loan                     "Original" and
            ("Original" and "Copy" versions each with Conditions "Copy"
            on the reverse)                                      ADV135 /02.98 on
            Northern Rock plc                                    "Conditions")
            [Used for Personal Secured Loans up to (GBP)25,000 -
            Variable Rate]
--------------------------------------------------------------------------------------------------------------------------
R7          Credit Agreement Regulated by the Consumer Credit    MAR 126 6/98 on    From Jun 1998
            Act 1974                                             "Original" and
            ("Original" and "Copy" versions including            "Copy" no ref on
            Conditions on the reverse) Northern                  "Conditions"
            Rock plc [Used for Personal Secured Loans up to
            (GBP)25,000 - Fixed Rate]
--------------------------------------------------------------------------------------------------------------------------
R8          Copy of Proposed Credit Agreement Containing Notice  MAR 126 6/98 on    From Jun 1998
            of Your Right to Withdraw                            "Advance Copy" no
            ("Advance Copy" version including Conditions on the  ref on "Conditions"
            reverse) Northern Rock plc
            [Used for Personal Secured Loans up to (GBP)25,000 -
            Fixed Rate]
--------------------------------------------------------------------------------------------------------------------------
R9          Copy of Proposed Agreement Containing Your Right to  ACR2A/1097 on      From Mar 2000
            Withdraw - Flexible Plan                             "Original"
            (including Conditions on the reverse)                ACR2Z/0300 on
            Northern Rock plc                                    "Conditions"
            [Used for Flexible Plan Loans up to (GBP)25,000]
--------------------------------------------------------------------------------------------------------------------------


                                                      51

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
R10         Credit Agreement Regulated by the Consumer Credit    MAR 126 4/00 on    From Apr 2000
            Act 1974                                             "Original" no ref
            ("Original" version including Conditions on the      on "Conditions"
            reverse) Northern Rock plc
            [Used for Personal Secured Loans up to (GBP)25,000 -
            Fixed Rate]
--------------------------------------------------------------------------------------------------------------------------
R11         Credit Agreement Regulated by the Consumer Credit    CA135A/0900 on     From Sep 2000
            Act 1974                                             "Original"
            ("Original" and "Copy" versions each with Conditions CA135B/0900 on
            on the reverse)                                      "Copy"
            Northern Rock plc                                    CA135Z/0900 on
            [Used for Personal Secured Loans up to (GBP)25,000 "Conditions"
            - Variable Rate]
--------------------------------------------------------------------------------------------------------------------------
R12         Copy of Proposed Agreement Containing Notice of Your CA135C/0900 on     From Sep 2000
            Right to Withdraw                                    "Advance Copy"
            ("Advance Copy" version with Conditions on the       CA135Z/0900 on
            reverse)                                             "Conditions"
            Northern Rock plc
            [Used for Personal Secured Loans up to (GBP)25,000 -
            Variable Rate]
--------------------------------------------------------------------------------------------------------------------------
R13         Credit Agreement Regulated by the Consumer Credit    CA126A/0900 on     From Sep 2000
            Act 1974                                             "Original"
            ("Original" and "Copy" versions each with Conditions CA126B/0900 on
            on the reverse)                                      "Copy"
            Northern Rock plc                                    CA126Z/0900 on
            [Used for Personal Secured Loans - Variable Rate]    "Conditions"
--------------------------------------------------------------------------------------------------------------------------
R14         Copy of Proposed Agreement Containing Notice of Your CA126C/0900 on     From Sep 2000
            Right to Withdraw                                    "Advance Copy"
            ("Advance Copy" version with Conditions on the       CA126Z/0900 on
            reverse)                                             "Conditions"
            Northern Rock plc
            [Used for Personal Secured Loans - Variable Rate]
--------------------------------------------------------------------------------------------------------------------------
R15         Credit Agreement Regulated by the Consumer Credit    ACR1A/1000 on      From Oct 2000
            Act 1974 - Flexible Plan                             "Original"
            ("Original" and "Copy" versions each with Conditions ACR1B/1097 on
            on the reverse)                                      "Copy"
            Northern Rock plc                                    ACR1Z/1097 on
            [Used for Flexible Plan Loans up to (GBP)25,000]   "Conditions"
--------------------------------------------------------------------------------------------------------------------------
R16         Loan Agreement - Flexible Plan                       ACR2B/1000 on      From Oct 2000
            ("Original" version with Conditions on the reverse)  "Original"
            Northern Rock plc                                    ACR2Z/1000 on
            [Used for Flexible Plan Loans over (GBP)25,000]    "Conditions"
--------------------------------------------------------------------------------------------------------------------------
R17         Loan Agreement - Flexible Plan                       ACR2C/1000 on      From Oct 2000
            ("Original" version with Conditions on the reverse)  "Original"
            Northern Rock plc                                    ACR2Z/1000 on
            [Used for Flexible Plan Loans over (GBP)25,000]    "Conditions"
--------------------------------------------------------------------------------------------------------------------------
R18         Credit Agreement - Regulated by the Consumer Credit  CA13Z              Jan 2003
            Act 1974 attaching Conditions (English Fixed Sum
            Plan Variable Rate Secured Personal Loan)
--------------------------------------------------------------------------------------------------------------------------



                                                      52

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
R19         Credit Agreement Regulated by the Consumer Credit    CA1Z6Z             Jan 2003
            Act 1974 attaching Conditions
--------------------------------------------------------------------------------------------------------------------------
R20         Credit Agreement Regulated by the Consumer Credit    ACR1Z              Jan 2003
            Act 1974 attaching Conditions
--------------------------------------------------------------------------------------------------------------------------
R21         Loan Agreement attaching Conditions                  ACR2Z              Jan 2003
--------------------------------------------------------------------------------------------------------------------------
R22         Credit Agreement Regulated by the CCA 1974           ADV13506/95                                     Jun 1995
            (Personal Secured Loans) (with Terms and
            Conditions attached)
--------------------------------------------------------------------------------------------------------------------------
R23         Loan Agreement (Flexible Plan) (with Terms and       ADVCR2                                          Jul 1995
            Conditions attached)
--------------------------------------------------------------------------------------------------------------------------
R24         Credit Agreement Regulated by the CCA 1974           ACR1 07/96                                      Jul 1996
            (Flexible Plan) with Terms and Conditions
            Attached
--------------------------------------------------------------------------------------------------------------------------
R25         Fixed-sum loan agreement regulated by the Consumer   283626991                                     7 Jun 2005
            Credit Act 1974 secured on 2 Creswell Terrace,       05550D-22226
            Uddingston, Glasgow
            ("Original" version with Conditions attached)
            Northern Rock plc
            [Used for Personal Secured Loans - Annual Rest]
--------------------------------------------------------------------------------------------------------------------------
R26         Fixed-sum loan agreement regulated by the Consumer                                                 7 Jun 2005
            Credit Act 1974 secured on 28 Wynfarthing Court,
            Ship Lane, Ely, Cambridgeshire, CB7 4EZ
            ("Original" version with Conditions attached)
            Northern Rock plc
            [Used for Personal Secured Loans - Annual Rest -
            Flexible Plan]
--------------------------------------------------------------------------------------------------------------------------
S           Mortgage Deeds - General
--------------------------------------------------------------------------------------------------------------------------
S1          Mortgage Deed (HMLR filing ref MD 144 E)             SEC 8/11.93        From Nov 1993
            Northern Rock Building Society
--------------------------------------------------------------------------------------------------------------------------
S2          Mortgage Deed (HMLR filing ref MD 144 F)             SEC 8/06.95        From Jun 1995
            Northern Rock Building Society
--------------------------------------------------------------------------------------------------------------------------
S3          Mortgage Deed (HMLR filing ref MD542A)               SEC 8T /08.97      From Aug 1997
            Northern Rock Building Society/Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
S4          Mortgage Deed (HMLR filing ref MD542A)               SEC 8 /10.97       From Oct 1997
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
S5          Mortgage Deed (HMLR filing ref MD542B)               SEC 8 /10.97       From Oct 1997
            Northern Rock plc [Old logo]
--------------------------------------------------------------------------------------------------------------------------
S6          Mortgage Deed (HMLR filing ref MD542B)               SEC 8 /10.97       From Oct 1997
            Northern Rock plc [New logo]
--------------------------------------------------------------------------------------------------------------------------
S7          Mortgage Deed (HMLR filing ref MD691A)               SEC 070 07/01      From Jul 2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
S8          Mortgage Deed - Standard (HMLR filing ref MD691D)    SOL 11 07/01       From Jul 2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
T           Mortgage Deeds - Specialist
--------------------------------------------------------------------------------------------------------------------------
T1          Mortgage Deed (HMLR filing ref MD 144 G)             SEC 54/06/95       From Jun 1995
            Northern Rock Building Society
            [Used for Flexible Plan - Non-CCA Loans]
--------------------------------------------------------------------------------------------------------------------------



                                                      53

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
T2          Mortgage Deed (relating to a Regulated               SEC 52/06/95       From Jun 1995
            Agreement under the Consumer Credit Act 1974)
            (HMLR filing ref MD 144 H)
            Northern Rock Building Society
            [Used for Flexible Plan CCA Loans]
--------------------------------------------------------------------------------------------------------------------------
T3          Mortgage Deed (HMLR filing ref MD 144 J)             SEC 44/06/95       From Jun 1995
            Northern Rock Building Society
            [Used for Flexible Plan - Non-CCA Loans]
--------------------------------------------------------------------------------------------------------------------------
T4          Mortgage Deed (relating to a Regulated Agreement     SEC 52. 10/97      From Oct 1997
            under the Consumer Credit Act 1974)
            (HMLR filing ref MD 542 M)
            Northern Rock plc [Used for Flexible Plan CCA Loans]
--------------------------------------------------------------------------------------------------------------------------
T5          Mortgage Deed (HMLR filing ref MD 542 L)             SEC 44. 10/97      From Oct 1997
            Northern Rock plc
            [Used for Flexible Plan - Non-CCA Loans]
--------------------------------------------------------------------------------------------------------------------------
T6          Mortgage Deed (HMLR filing ref 542 N)                SEC 54. 10/97      From Oct 1997
            Northern Rock plc
            [Used for Flexible Plan - Non-CCA Loans]
--------------------------------------------------------------------------------------------------------------------------
T7          Deed of Variation of Mortgage and Receipt for        SEC 40. 10/97      From Oct 1997
            Further Advance (HMLR filing ref MD 542 P)
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
T8          Mortgage Deed (HMLR filing ref MD542 N)              SEC 54. 04.98      From Apr 1998
            Northern Rock plc
            [Used for Flexible Plan - Non-CCA Loans]
--------------------------------------------------------------------------------------------------------------------------
T9          Mortgage Deed (relating to a Regulated Agreement     SEC 52. 03/00      From Mar 2000
            under the Consumer Credit Act 1974)
            (HMLR filing ref MD 542 M)
            Northern Rock plc [Used for Flexible Plan CCA Loans]
--------------------------------------------------------------------------------------------------------------------------
T10         Mortgage Deed (HMLR filing ref MD 542L)              MD2/0900 on cover  From Sep 2000
            Northern Rock plc                                    and MD2B/0900 on
            [Used for Flexible Plan - Non-CCA Loans]             reverse
--------------------------------------------------------------------------------------------------------------------------
T11         Mortgage Deed (relating to a Regulated Agreement     MD1/0900 on cover
            From Sep 2000 under the Consumer Credit Act 1974)    and MD1B/0900 on
            (HMLR filing ref MD 542 M) reverse Northern Rock plc
            [Used for Flexible Plan CCA Loans]
--------------------------------------------------------------------------------------------------------------------------
T12         Mortgage Deed (HMLR filing ref MD 542 N)             MD3/0900           From Sep 2000
            Northern Rock plc
            [Used for Flexible Plan - Non-CCA Loans]
--------------------------------------------------------------------------------------------------------------------------
T13         Deed of Variation of Mortgage and Receipt for        SOL005 09/00       From Sep 2000.  Not used by further
            Further Advance (HMLR filing ref MD 542 X)                              advance dept.  Used by product
            Northern Rock plc                                                       transfer dept. where borrower is
                                                                                    switching product and increasing
                                                                                    borrowing at same time (only
                                                                                    used on older forms of
                                                                                    mortgage conditions
                                                                                    switching from annual rest
                                                                                    mortgage to a daily rest
                                                                                    version.
--------------------------------------------------------------------------------------------------------------------------



                                                      54

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
T14         Deed of Variation of Mortgage and Receipt for        SOL008 09/00       From Sep 2000.  Not used by further
            Further Advance (HMLR filing ref MD 542 Y)                              advance dept.  Used by product
            Northern Rock plc                                                       transfer dept. where borrower is
                                                                                    switching product and increasing borrowing at
                                                                                    same time (only used on older forms of mortgage
                                                                                    conditions switching from annual rest mortgage
                                                                                    to a daily rest version.
--------------------------------------------------------------------------------------------------------------------------
T15         Deed of Variation of Mortgage and Receipt for        SEC071 July 2001   From Jul 2001
            Further Loan (HMLR filing ref MD 691 B)
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
T16         Deed of Variation of Mortgage and Receipt for        SOL012/ July 2001  From Jul 2001
            Further Loan (With Guarantor) (HMLR filing ref MD
            691 C)
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------


                             Part 3 Documents Used Only in the Origination of
                          Together and Together Connections Mortgages

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference         Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
U           Brochures
--------------------------------------------------------------------------------------------------------------------------
U1          [Picture of Two Forks on cover - 1] [Together]       MAR 172 2.99      From Feb 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U2          [Picture of Two Forks on cover - 1] [Together]       MAR 189 3.99      From Mar 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U3          [Picture of Two Forks on cover - 2] [Together]       MAR 237 14.6.99   From Jun 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U4          together flexible - one loan one rate one call       MAR 272/9255      From Sep 1999
            [Together Flexible]                                  15.9.99
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U5          together flexible - one loan one rate one call -all  MAR 273/9255      From Sep 1999
            you need to know [Together Flexible]                 15.9.99
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U6          take control of your money and get more out of life  MAR 305/9511      From Dec 1999
            - together [Together]                                20.12.99
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U7          all you need to know - together [Together]           MAR 303/9511      From Dec 1999
            Northern Rock plc                                    20.12.99
--------------------------------------------------------------------------------------------------------------------------
U8          together - a guide to costs [Together]               MAR 174 2.99      From Feb 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U9          [all you need to know - together] [Picture of        MAR 173 2.99      From Feb 1999
            intertwined flowers on cover] [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U10         together - a guide to costs [Together]               MAR 190 3.99      From Mar 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U11         [all you need to know - together] [Picture of        MAR 192 3.99      From Mar 1999
            intertwined flowers on cover] [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------



                                                                 55

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
U12         together - a guide to costs [Together]               MAR 238 14.6.99   From Jun 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U13         [all you need to know - together] [Picture of        MAR 239 16.6.99   From Jun 1999
            intertwined flowers on cover] [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U14         together - a guide to costs [Together]               MAR 302/9511      From Dec 1999
            Northern Rock plc                                    20.12.99
--------------------------------------------------------------------------------------------------------------------------
U15         together flexible - a guide to costs [Together       MAR 275/9255      From Sep 1999
            Flexible]                                            15.9.99
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U16         together - variable at only 6.6.9%pa 7.6%APR         MAR 306/9657      From Jan 2000
                                                                 17.1.2000
--------------------------------------------------------------------------------------------------------------------------
U17         What is it going to cost? [Together]                 MAR 302/9662      From Mar 2000
            Northern Rock plc                                    4.3.2000
--------------------------------------------------------------------------------------------------------------------------
U18         How does it work? [Together]                         MAR 303/9662      From Mar 2000
            Northern Rock plc                                    4.3.2000
--------------------------------------------------------------------------------------------------------------------------
U19         I want it all [Together]                             MAR 305/9662      From Mar 2000
            Northern Rock plc                                    4.3.2000
--------------------------------------------------------------------------------------------------------------------------
U20         What is it going to cost? [Together]                 MAR 302/10028     From Apr 2000
            Northern Rock plc                                    27.4.2000
--------------------------------------------------------------------------------------------------------------------------
U21         I want it all [Together]                             MAR 305/10028     From Apr 2000
            Northern Rock plc                                    27.4.2000
--------------------------------------------------------------------------------------------------------------------------
U22         What is it going to cost? [Together]                 MAR 302/10329     From Aug 2000
            Northern Rock plc                                    4.8.2000
--------------------------------------------------------------------------------------------------------------------------
U23         How does it work? [Together]                         MAR303/10141      From Aug 2000
            Northern Rock plc                                    4.8.2000
--------------------------------------------------------------------------------------------------------------------------
U24         I want it all [Together]                             MAR 305/10328     From Aug 2000
            Northern Rock plc                                    4.8.2000
--------------------------------------------------------------------------------------------------------------------------
U25         What is it going to cost? [Together]                 MAR 302/10521     From Oct 2000
            Northern Rock plc                                    2.10.2000
--------------------------------------------------------------------------------------------------------------------------
U26         What is it going to cost? [Together]                 MAR 302/10715     From Nov 2000
            Northern Rock plc                                    22.11.2000
--------------------------------------------------------------------------------------------------------------------------
U27         How does it work? [Together]                         MAR 303/10716     From Nov 2000
            Northern Rock plc                                    22.11.2000
--------------------------------------------------------------------------------------------------------------------------
U28         I want it all [Together]                             MAR 305/10717     From Nov 2000
            Northern Rock plc                                    22.11.2000
--------------------------------------------------------------------------------------------------------------------------
U29         I want it all [Together]                             MAR 305/10953     From Feb 2001
            Northern Rock plc                                    1.2.2001
--------------------------------------------------------------------------------------------------------------------------
U30         What is it going to cost? [Together]                 MAR 302/10999     From Feb 2001
            Northern Rock plc                                    12.2.2001
--------------------------------------------------------------------------------------------------------------------------
U31         How does it work? [Together]                         MAR 303/11069     From Mar 2001
            Northern Rock plc                                    1.3.2001
--------------------------------------------------------------------------------------------------------------------------
U32         Together what is it going to cost? 6th April 2001    MAR 302 6.4.2001  From Apr 2001
            [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U33         I want it all [Together]                             MAR 305/11172     From Apr 2001
            Northern Rock plc                                    6.4.2001
--------------------------------------------------------------------------------------------------------------------------
U34         What's it going to cost? [Together Connections]      MAR 418/10935     From May 2001
            Northern Rock plc                                    1.5.2001
--------------------------------------------------------------------------------------------------------------------------


                                                                 56


--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
U35         OK Shrink My Mortgage [Together Connections]         MAR 419/10935     From May 2001
            Northern Rock plc                                    1.5.2001
--------------------------------------------------------------------------------------------------------------------------
U36         Together what is it going to cost? 10th May 2001     MAR 302 10.5.2001 From May 2001
            [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U37         What's it going to cost? [Together Connections]      MAR 418/11282     From May 2001
            Northern Rock plc                                    10.5.2001
--------------------------------------------------------------------------------------------------------------------------
U38         How does it work? [Together]                         MAR 303/11290     From May 2001
            Northern Rock plc                                    10.5.2001
--------------------------------------------------------------------------------------------------------------------------
U39         I want it all [Together]                             MAR 305/11289     From May 2001
            Northern Rock plc                                    10.5.2001
--------------------------------------------------------------------------------------------------------------------------
U40         Now Things Get Really Interesting [Together          MAR 437/11251     From Jun 2001
            Connections]                                         01.6.2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U41         Together what is it going to cost? 22nd June 2001    MAR 302 22.6.2001 From Jun 2001
            [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U42         What's it going to cost? [Together Connections]      MAR 418/11457     From Jun 2001
            Northern Rock plc                                    22.6.2001
--------------------------------------------------------------------------------------------------------------------------
U43         Together what is it going to cost? 2nd August 2001   MAR 302 2.8.2001  From Aug 2001
            [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U44         What's it going to cost? [Together Connections]      MAR 418/11593     From Aug 2001
            Northern Rock plc                                    2.8.2001
--------------------------------------------------------------------------------------------------------------------------
U45         How does it work? [Together]                         MAR 303/11577     From Aug 2001
            Northern Rock plc                                    2.8.2001
--------------------------------------------------------------------------------------------------------------------------
U46         OK Shrink My Mortgage [Together Connections]         MAR 419/11578     From Aug 2001
            Northern Rock plc                                    2.8.2001
--------------------------------------------------------------------------------------------------------------------------
U47         I want it all [Together]                             MAR 305/11603     From Aug 2001
            Northern Rock plc                                    7.8.2001
--------------------------------------------------------------------------------------------------------------------------
U48         Together what is it going to cost? 3rd September     MAR 302 3.9.2001  From Sep 2001
            2001 [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U49         What's it going to cost? [Together Connections]      MAR 418/11706     From Sep 2001
            Northern Rock plc                                    3.9.2001
--------------------------------------------------------------------------------------------------------------------------
U50         How does it work? [Together]                         MAR 303/11756     From Sep 2001
            Northern Rock plc                                    10.9.2001
--------------------------------------------------------------------------------------------------------------------------
U51         OK Shrink My Mortgage [Together Connections]         MAR 419/11758     From Sep 2001
            Northern Rock plc                                    10.9.2001
--------------------------------------------------------------------------------------------------------------------------
U52         I want it all [Together]                             MAR 305/11756     From Sep 2001
            Northern Rock plc                                    10.9.2001
--------------------------------------------------------------------------------------------------------------------------
U53         Together what is it going to cost? 19th September    MAR 302 19.9.2001 From Sep 2001
            2001 [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U54         What's it going to cost? [Together Connections]      MAR 418/11706     From Sep 2001
            Northern Rock plc                                    19.9.2001
--------------------------------------------------------------------------------------------------------------------------


                                                                 57

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
U55         Together what is it going to cost? 4th October 2001  MAR 302           From Oct 2001
            [Together]                                           4.10.2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U56         What's it going to cost? [Together Connections]      MAR 418/11706     From Oct 2001
            Northern Rock plc                                    4.10.2001
--------------------------------------------------------------------------------------------------------------------------
U57         Together what is it going to cost? 8th November 2001 MAR 302 8.11.2001 From Nov 2001
            [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U58         What's it going to cost? [Together Connections]      MAR 418/11706     From Nov 2001
            Northern Rock plc                                    8.11.2001
--------------------------------------------------------------------------------------------------------------------------
U59         Together what is it going to cost? 5th December 2001 MAR 302 5.12.2001 From Dec 2001
            [Together]
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U60         What's it going to cost? [Together Connections]      MAR 418/11706     From Dec 2001
            Northern Rock plc                                    5.12.2001
--------------------------------------------------------------------------------------------------------------------------
U61         How does it work? [Together]                         MAR 303/12190     From Jan 2002
            Northern Rock plc                                    8.1.2002
--------------------------------------------------------------------------------------------------------------------------
U62         I need cash with my mortgage [Together]              MAR 522/12343     From Mar 2002
                                                                 11.03.2002
--------------------------------------------------------------------------------------------------------------------------
U63         Options for your together connections Mortgage       MAR 472/12369     From Mar 2002
            [Together Connections]                               15.3.2002
--------------------------------------------------------------------------------------------------------------------------
U64         Together - what's it going to cost [Together]        MAR 302 20.3.2002 From Mar 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U65         Together - what's it going to cost [Together]        MAR 302 10.5.2002 From May 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U66         Together - what's it going to cost [Together]        MAR 302 26.7.2002 From Jul 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U67         Together - what's it going to cost [Together]        MAR 302 06.8.2002 From Aug 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U68         i want to shrink my mortgage [Together Connections]  MAR 419/12891     From Aug 2002
            Northern Rock plc                                    30.8.2002
--------------------------------------------------------------------------------------------------------------------------
U69         What's it going to cost? [Together Connections]      MAR 418/11706     From Aug 2002
            Northern Rock plc                                    30.8.2002
--------------------------------------------------------------------------------------------------------------------------
U70         Together - what's it going to cost [Together]        MAR 302 30.8.2002 From Aug 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U71         I need cash with my mortgage [Together]              MAR 522/12892     From Aug 2002
                                                                 30.08.2002
--------------------------------------------------------------------------------------------------------------------------
U72         What's it going to cost? [Together Connections]      MAR 418/11706     From Oct 2002
            Northern Rock plc                                    21.10.2002
--------------------------------------------------------------------------------------------------------------------------
U73         Together - what's it going to cost [Together]        MAR 302 21.10.2002From Oct 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U74         What's it going to cost? [Together Connections]      MAR 418/11706     From Nov 2002
            Northern Rock plc                                    08.11.2002
--------------------------------------------------------------------------------------------------------------------------
U75         Together - what's it going to cost [Together]        MAR 302 08.11.2002From Nov 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
U76         I want to shrink my mortgage                         MAR 625/13245     From 27 Nov 2002
            [Connections]
--------------------------------------------------------------------------------------------------------------------------


                                                                 58

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
U77         What's it going to cost?                             MAR 630/13245     From 27 Nov 2002
            [Connections]                                        27.11.2002
--------------------------------------------------------------------------------------------------------------------------
U78         What's it going to cost?                             MAR 630/13499     From 10 Jan 2003
            [Connections]                                        10.01.2003
--------------------------------------------------------------------------------------------------------------------------
U79         Together - what's it going to cost [Together]        MAR 302           From 10 Jan 2003
            Northern Rock plc                                    10.01.2003
--------------------------------------------------------------------------------------------------------------------------
U80         Together - what's it going to cost [Together]        MAR 302           From 8 Feb 2003
            Northern Rock plc                                    08.02.2003
--------------------------------------------------------------------------------------------------------------------------
U81         I need cash with my mortgage [Together]              MAR522/13728      Valid until further notice -
                                                                 1.5.2003          1.5.2003
--------------------------------------------------------------------------------------------------------------------------
U82         What's it going to cost?                             MAR302/           Valid until further notice -
                                                                 8.8.2003          8.8.2003
--------------------------------------------------------------------------------------------------------------------------
U83         I need cash with my mortgage                         MAR 522/13550     Valid until further notice
                                                                                   1 Mar 2003
--------------------------------------------------------------------------------------------------------------------------
U84         What's it going to cost?                             MAR 302                       Valid until further notice
                                                                                                               9 Sep 2003
--------------------------------------------------------------------------------------------------------------------------
U85         What's it going to cost?                             MAR 302                       Valid until further notice
                                                                                                              14 Sep 2003
--------------------------------------------------------------------------------------------------------------------------
U86         What's it going to cost?                             MAR 691           Valid until further notice 14 Oct 2003
--------------------------------------------------------------------------------------------------------------------------
U87         What's it going to cost?                             MAR 302           Valid until further notice 14 Oct 2003
--------------------------------------------------------------------------------------------------------------------------
U88         I need cash with my mortgage                         MAR 522/14518     Valid until further notice 1 Nov 2003
--------------------------------------------------------------------------------------------------------------------------
U89         What's it going to cost?                             MAR 302           Valid until further notice 17 Nov 2003
--------------------------------------------------------------------------------------------------------------------------
U90         What's it going to cost?                             MAR 302           Valid until further notice 9 Dec 2003
--------------------------------------------------------------------------------------------------------------------------
U91         What's it going to cost?                             MAR 302           Valid until further notice 17 Dec 2003
--------------------------------------------------------------------------------------------------------------------------
U92         What's it going to cost?                             MAR 302           Valid until further notice 20 Jan 2004
--------------------------------------------------------------------------------------------------------------------------
U93         I need cash with my mortgage                         MAR 522A/14812    Valid until further notice 20 Jan 2004
--------------------------------------------------------------------------------------------------------------------------
U94         What's it going to cost?                             MAR 302           Valid until further notice 16 Feb 2004
--------------------------------------------------------------------------------------------------------------------------
U95         What's it going to cost?                             MAR 691           Valid until further notice 9 Mar 2004
--------------------------------------------------------------------------------------------------------------------------
U96         What's it going to cost?                             MAR 302           Valid until further notice 25 Mar 2004
--------------------------------------------------------------------------------------------------------------------------
U97         What's it going to cost?                             MAR 693           Valid until further notice 25 Mar 2004
--------------------------------------------------------------------------------------------------------------------------
U98         I need cash with my mortgage                         MAR 522/15006     Valid until further notice 16 Apr 2004
--------------------------------------------------------------------------------------------------------------------------
U99         What's it going to cost?                             MAR 691           Valid until further notice 12 May 2004
--------------------------------------------------------------------------------------------------------------------------
U100        What's it going to cost?                             MAR 691           Valid until further notice 2 Jun 2004
--------------------------------------------------------------------------------------------------------------------------
U101        What's it going to cost?                             MAR 302           Valid until further notice 2 Jun 2004
--------------------------------------------------------------------------------------------------------------------------
U102        What's it going to cost?                             MAR 691           Valid until further notice 22 Jun 2004
--------------------------------------------------------------------------------------------------------------------------


                                                                 59

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
U103        What's it going to cost?                             MAR 691           Valid until further notice 9 Jul 2004
--------------------------------------------------------------------------------------------------------------------------
U104        What's it going to cost?                             MAR 302           Valid until further notice 9 Jul 2004
--------------------------------------------------------------------------------------------------------------------------
U105        What's it going to cost?                             MAR 302           Valid until further notice 22 Jul 2004
--------------------------------------------------------------------------------------------------------------------------
U106        What's it going to cost?                             MAR 302           Valid until further notice 16 Aug 2004
--------------------------------------------------------------------------------------------------------------------------
U107        What's it going to cost? [Together]                  MAR691            Valid until further notice 16.08.04
            (Countrywide Version)
--------------------------------------------------------------------------------------------------------------------------
U108        What's it going to cost? [Together]                  MAR302            Valid until further notice 11.10.04
--------------------------------------------------------------------------------------------------------------------------
U109        What's it going to cost? [Together]                  MAR302            Valid until further notice 20.10.04
--------------------------------------------------------------------------------------------------------------------------
V           Mortgage Application Forms
--------------------------------------------------------------------------------------------------------------------------
V1          Get It Together Application Form - Together          MAR176 2/99       From Feb 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
V2          Get It Together Application Form - Together          MAR198 3/99       From Mar 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
V3          Get It Together Application Form - Together          MAR242 6/99       From Jun 1999
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
V4          Get It Together Application Form - Together Flexible MAR271/9255 and   From Sep 1999
            Northern Rock plc                                    9/99
--------------------------------------------------------------------------------------------------------------------------
V5          Get It Together Application Form - Together          MAR304/9511 and   From Dec 1999
            Northern Rock plc                                    12/99
--------------------------------------------------------------------------------------------------------------------------
V6          Get It Together Application Form                     MAR304. 6/00      From Jun 2000
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
            NB From Aug 2002 the Mortgage Application Forms from
            L17 appear to also be used for the Together/Together
            Connections products.
--------------------------------------------------------------------------------------------------------------------------
W           Together Credit/Loan Agreements
--------------------------------------------------------------------------------------------------------------------------
W1          Credit Agreement Regulated by the Consumer Credit    DDL1/0299 on      From Feb 1999
            Act 1974 - Drawdown Loan -Original, First and Second Original
            Copies (each with Terms and Conditions)              DDL2/0299 on
            Northern Rock plc                                    First Copy
            [Used for Together Flexible Loans up to              DDL3/0299 on
            (GBP)25,000]                                         Second Copy
                                                                 DDLB/0299 on
                                                                 Conditions
--------------------------------------------------------------------------------------------------------------------------
W2          Credit Agreement Regulated by the Consumer Credit    TFCA1/1099 on     From Oct 1999
            Act 1974 - Drawdown Loan - Original, First Copy and  Original          [In conjunction with Together
            Second Copy (each with Terms and Conditions)         TFCA2/1099 on     Flexible Mortgages.
            Northern Rock plc                                    First Copy
            [Used for Together Flexible Loans up to              TFCA3/1099 on
            (GBP)25,000]                                         Second Copy
                                                                 TFCAB/1099 on
                                                                 Conditions
--------------------------------------------------------------------------------------------------------------------------



                                                                 60

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
W3          Credit Agreement Regulated by the Consumer Credit    TFIX1/0200 on     From Feb 2000
            Act 1974 - Together Fixed - Original, First Copy and Original          [In conjunction with Together Fixed
            Second Copy (each with Terms and Conditions on       TFIX2/0200 on     Mortgages.]
            reverse)                                             First Copy
            Northern Rock plc                                    TFIX3/0200 on
            [Used for Together Fixed Loans up to                 Second Copy
            (GBP)25,000]                                         TFIXB/0200 on
                                                                 Conditions
--------------------------------------------------------------------------------------------------------------------------
W4          Credit Agreement Regulated by the Consumer Credit    TVCA1/0200 on     From Feb 2000
            Act 1974 - Together Variable - Original, First Copy  Original          [In conjunction with Together
            and Second Copy (each with Terms and Conditions on   TVCA2/0200 on     Variable Mortgages.]
            reverse)                                             First Copy
            Northern Rock plc                                    [TVCA3/0200?] on
            [Used for Together Variable Loans up to              Second Copy
            (GBP)25,000]                                         TVCAB/0200 on
                                                                 Conditions
--------------------------------------------------------------------------------------------------------------------------
W5          Credit Agreement Regulated by the Consumer Credit    TVCA1/0200 on     From Jan 2001
            Act 1974 - Together Variable - Original, First Copy  Original          [In conjunction with Together
            and Second Copy (each with Terms and Conditions on   TVCA2/0200 on     Variable Mortgages.]
            reverse)                                             First Copy
            Northern Rock plc                                    [TVCA3/0200?] on
            [Used for Together Variable Loans up to              Second Copy
            (GBP)25,000]                                         TVCAB/0101 on
                                                                 Conditions
--------------------------------------------------------------------------------------------------------------------------
W6          Credit Agreement Regulated by the Consumer Credit    TVCA1/0200 on     From May 2001
            Act 1974 - Together Variable - Original, First Copy  Original          [In conjunction with Together
            and Second Copy (each with Terms and Conditions on   TVCA2/0200 on     Variable Mortgages.]
            reverse)                                             First Copy
            Northern Rock plc                                    [TVCA3/0200?] on
            [Used for Together Variable Loans up to              Second Copy
            (GBP)25,000]                                         TVCAB/0501 on
                                                                 Conditions
--------------------------------------------------------------------------------------------------------------------------
W7          Credit Agreement Regulated by the Consumer Credit    TVCA1/0200 on     From Aug 2001
            Act 1974 - Together Variable - Original, First Copy  Original          [In conjunction with Together
            and Second Copy (each with Terms and Conditions on   TVCA2/0200 on     Variable Mortgages.]
            reverse)                                             First Copy
            Northern Rock plc                                    [TVCA3/0200?] on
            [Used for Together Variable Loans up to              Second Copy
            (GBP)25,000]                                         TVCAB/0801 on
                                                                 Conditions
--------------------------------------------------------------------------------------------------------------------------
W8          Credit Agreement Regulated by the Consumer Credit    TVCA1/0200 on     From Aug 2001
            Act 1974 - Together Variable - Original, First Copy  Original          [In conjunction with Together
            and Second Copy (each with Terms and Conditions on   TVCA2/0200 on     Variable Mortgages.]
            reverse)                                             First Copy
            Northern Rock plc                                    [TVCA3/0200?] on
            [Used for Together Variable Loans up to              Second Copy
            (GBP)25,000]                                         TVCAB/1001 on
                                                                 Conditions
--------------------------------------------------------------------------------------------------------------------------
W9          Credit Agreement Regulated by the Consumer Credit    CATC/0502 on      From May 2002
            Act 1974 - Drawdown Loan -Original, First and Second Original, First
            Copies (each with Terms and Conditions)              Copy, Second Copy
            Northern Rock plc                                    and on Conditions
            [Used for Together Flexible Loans up to
            (GBP)25,000]
--------------------------------------------------------------------------------------------------------------------------


                                                                 61

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
W10         Credit Agreement Regulated by the Consumer Credit    ABTC/0802 on      From Aug 2002
            Act 1974 - Together Fixed - Original, First Copy and Original, First   [In conjunction with Together Fixed
            Second Copy (each with Terms and Conditions on       Copy, Second Copy Mortgages.]
            reverse)                                             and on Conditions
            Northern Rock plc
            [Used for Together Fixed Loans up to (GBP)25,000]
--------------------------------------------------------------------------------------------------------------------------
W11         Credit Agreement Regulated by the Consumer Credit    TVCAB/0902 on     From Sep 2002
            Act 1974 - Together Variable - Original, First       Original, First   [In conjunction with Together
            Copy, and Second Copy (each with Terms and           Copy, Second Copy Variable Mortgages.]
            Conditions on reverse)                               and on Conditions
            Northern Rock plc [Used for Together
            Variable Loans up to (GBP)25,000]
--------------------------------------------------------------------------------------------------------------------------
W12         Credit Agreement Regulated by the Consumer Credit    03/02 on          From Mar 2002
            Act 1974 - Original, First Copy and Second Copy      Original, First
            "MPU" Drawdown Loan Agreement                        Copy and Second
            Northern Rock plc                                    Copy
                                                                 CATC/0502 on
                                                                 Conditions
--------------------------------------------------------------------------------------------------------------------------
W13         Credit Agreement Regulated by the Consumer Credit                      From Aug 2002
            Act 1974 - Together Variable - Original, First Copy
            and Second Copy
            "MPU" Unsecured Loan Agreement
            Northern Rock plc
            [Incorporates "where applicable" Together Connection
            Conditions]
--------------------------------------------------------------------------------------------------------------------------
W14         Credit Agreement Regulated by the Consumer Credit    TFWT/0703         From Jul 2003
            Act 1974 - Together Fixed with Tracker - Original,
            First Copy, Second Copy and Terms and Conditions
            Northern Rock plc
            [New version of Together Credit Agreement for Fixed
            Rate with Follow on BOE Tracker - Product first
            introduced 25.7.03.  Runs alongside existing
            Together (Variable & Fixed Rate versions) Credit
            Agreement]
--------------------------------------------------------------------------------------------------------------------------
W15         Credit Agreement Regulated by the Consumer Credit    DTCAB/0903 on     In conjunction with Together
            Act 1974 - Together Discount Tracker - Original,     Conditions        Connections Conditions.
            First Copy and Second Copy (each with Terms and
            Conditions on reverse)
            Northern Rock plc

--------------------------------------------------------------------------------------------------------------------------
X           Conditions for Together products
            (including Together Connection Options - eg Savings
            Account Applications/ Agreements etc)
--------------------------------------------------------------------------------------------------------------------------
X1          Together Variable - Credit Card Application          [  ]              From [   ]
            (with Terms and Conditions on reverse)                                 [In conjunction with Together
            Northern Rock plc                                                      Variable Mortgages.
--------------------------------------------------------------------------------------------------------------------------
X2          Together Variable - Credit Card Application          CV4/1000          From Oct 2000
            (with Terms and Conditions on reverse)                                 [In conjunction with Together
            Northern Rock plc                                                      Variable Mortgages.
                                                                                   [REQUEST BETTER COPY]
--------------------------------------------------------------------------------------------------------------------------


                                                                 62

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
X3          Northern Rock Credit Card Application Form           MAR 151/M9C       From Mar 1999
            (with Terms and Conditions)                          22.3.99
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X4          Together Connection Conditions                       MAR422 1.5.01     From Jan 2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X5          Northern Rock Mortgage Credit Card                   [CCL/80A/2]       From Mar 2001
            (with Terms and Conditions on reverse)               (CCL/ATA/2
            Northern Rock plc                                    15.3.2001 on
                                                                 Conditions)
--------------------------------------------------------------------------------------------------------------------------
X6          together connections Save Direct Terms and           MAR 435/11676     From May 2001
            Conditions                                           1.5.2001
--------------------------------------------------------------------------------------------------------------------------
X7          together connections Current Account Terms and       MAR 436/11333     From May 2001
            Conditions                                           1.5.2001
--------------------------------------------------------------------------------------------------------------------------
X8          Northern Rock Credit Card Application Form           MAR 341 9.7.2001  From Jul 2001
            (with Terms and Conditions on reverse)
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X9          Options for Your together connection Mortgage        MAR 472/12369     From Mar 2002
            [leaflet]                                            15.3.2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X10         Together Connection Conditions                       MAR 422 7.8.02    From Aug 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X11         Sample Special Conditions for Together Connections                     From 30 Aug 2002
            Mortgage (incorporating Doc X4 by reference)                           (including New Mortgage Product
            Northern Rock plc                                                      Statement of Requirements memo)
--------------------------------------------------------------------------------------------------------------------------
X12         Sample Special Conditions for Together Mortgage (5                     From 30 Aug 2002
            Year Flexible Tracker Rate)                                            (including New Mortgage Product
            Northern Rock plc                                                      Statement of Requirements memo)
--------------------------------------------------------------------------------------------------------------------------
X13         Covering Letter to Borrower enclosing Together
            Connections Options Docs X9 and X23
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X14         Sample Covering Letter to Borrower regarding         31 Oct 2002       Mr P Livingstone and Miss C M Bell
            Completion of a Together Connections Loan                              (App No 10374507)
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X15         Sample Special Conditions for Together Variable                        from 9 Jan 2003
            loans
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X16         Sample Special Conditions for Together Connections                     from 9 Jan 2003
            mortgage loans - 5 year discounted tracker
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X17         Sample Special Conditions for Together Fixed                           from 9 Jan 2003
            mortgage loans - 2, 3, 5 and 7 year fixed
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X18         Sample Special Conditions for Together Exclusives                      from 9 Jan 2003
            Fixed mortgage loans - 2, 3, 5 and 7 year fixed
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X19         Sample Special Conditions for Together Exclusives                      from 9 Jan 2003
            mortgage loans
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------


                                                                 63

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
X20         Together Connection Conditions                       MAR 631           From Nov 2002
            Northern Rock plc                                    27.11.02
--------------------------------------------------------------------------------------------------------------------------
X21         Together Connection Savings Options Form             MAR 635/1.03      From Jan 2003
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
X22         Connections Terms and Conditions Save Direct         MAR 633/14478
                                                                                    Valid until further notice 1 Jan 2004
--------------------------------------------------------------------------------------------------------------------------
X23         Connections Terms and Conditions Current Account     MAR 634/14478
                                                                                    Valid until further notice 1 Jan 2004
--------------------------------------------------------------------------------------------------------------------------
X24         Pro-forma Letter to Borrower regarding Completion of
            a Together Connections Loan                                                                       31 Oct 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
Y           Mortgage Deeds
--------------------------------------------------------------------------------------------------------------------------
Y1          Mortgage Deed (HMLR filing ref MD 542Q)                                From Feb 1999
            Northern Rock plc [Together]
--------------------------------------------------------------------------------------------------------------------------
Y2          Mortgage Deed (HMLR filing ref MD 542T)              SOL 1             From Oct 1999 ?
            Northern Rock plc [Together]
--------------------------------------------------------------------------------------------------------------------------
Y3          Mortgage Deed (HMLR filing ref MD542Q)                                 From Feb 1999
            Northern Rock plc [Together]
--------------------------------------------------------------------------------------------------------------------------
Y4          Mortgage Deed (HMLR filing ref MD542T)               SOL 1             From Oct 1999
            Northern Rock plc [Together Flexible]
--------------------------------------------------------------------------------------------------------------------------
Y5          Mortgage Deed (HMLR filing ref MD542T)               SOL 1 08/00.      From Aug 2000
            Northern Rock plc [Together]
--------------------------------------------------------------------------------------------------------------------------
Y6          Mortgage Deed (HMLR filing ref MD542Z)               SOL 1 02/01.      From Feb 2001
            Northern Rock plc [Together]
--------------------------------------------------------------------------------------------------------------------------
Z           Supplementary Instructions to Solicitors
--------------------------------------------------------------------------------------------------------------------------
Z1          [Together Mortgage - Reminder of documents to be
            sent with Report on Title]
--------------------------------------------------------------------------------------------------------------------------
Z2          [Notice - Unsecured funds not available for purchase UE1/0700          From Jul 2000
            of property]
--------------------------------------------------------------------------------------------------------------------------
Z3          "Together" Flexible Loan Drawdown Loan Agreement -
            Addendum to Instructions to Solicitors/Licensed
            Conveyancers
            (with Certificate of Solicitor/Licensed Conveyancer
            on reverse)
--------------------------------------------------------------------------------------------------------------------------
Z4          "Together" Flexible Loan Drawdown Loan Agreement -   TFDA/0700         From Jul 2000
            Addendum to Instructions to Solicitors/Licensed
            Conveyancers
            (with Certificate of Solicitor/Licensed Conveyancer
            on reverse)
--------------------------------------------------------------------------------------------------------------------------
Z5          "Together" Loan Drawdown Loan Agreement - Addendum   TFDA/0501         From May 2001
            to Instructions to Solicitors/Licensed Conveyancers
            (with Certificate of Solicitor/Licensed Conveyancer
            on reverse)
--------------------------------------------------------------------------------------------------------------------------
Z6          Loan Drawdown Loan Agreement - Addendum to           A2S/0502          From May 2002
            Instructions to Solicitors/Licensed Conveyancers
            (refers to Together Connections Mortgages)
--------------------------------------------------------------------------------------------------------------------------


                                                                 64

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
Z7          Drawdown Loan Agreement - Addendum to Instructions   A2S/0702          From Jul 2002
            to Solicitors/Licensed Conveyancers
            (refers to Together Connections Mortgages)
--------------------------------------------------------------------------------------------------------------------------


                             Part 5 Personal Loans

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
AA          Personal Loans
--------------------------------------------------------------------------------------------------------------------------
AA1         Personal Loans - An Introduction                     DEV 376            From 1 Apr 1996
            Northern Rock Building Society                       01.4.1996
--------------------------------------------------------------------------------------------------------------------------
AA2         Secured Personal Loans - An Introduction             DEV 456            From 1 Jul 1997
            Northern Rock Building Society                       01.7.1997
--------------------------------------------------------------------------------------------------------------------------
AA3         NOT USED
--------------------------------------------------------------------------------------------------------------------------
AA4         Secured Personal Loans - An Introduction             MAR 3              From 1 Oct 1997
            Northern Rock plc                                    01.10.1997
--------------------------------------------------------------------------------------------------------------------------
AA5         Secured Personal Loans - An Introduction             MAR 3              From 15 Dec 1997
            Northern Rock plc                                    15.12.1997
--------------------------------------------------------------------------------------------------------------------------
AA6         Secured Personal Loans - An Introduction             MAR 3              From 12 Feb 1998
            Northern Rock plc                                    12.2.1998
--------------------------------------------------------------------------------------------------------------------------
AA7         Secured Personal Loans - An Introduction             MAR 3/8208         From 1 Jun 1998
            Northern Rock plc                                    01.06.1998
--------------------------------------------------------------------------------------------------------------------------
AA8         Secured Personal Loans - An Introduction             MAR 3/9195         From 20 Aug 1999
            Northern Rock plc                                    20.8.1999
--------------------------------------------------------------------------------------------------------------------------
AA9         Give me the Facts - Secured Loans Explained          MAR 3/9668         From 4 Mar 2000
            Northern Rock plc                                    04.3.2000
--------------------------------------------------------------------------------------------------------------------------
AA10        Give me the Facts - Secured Loans Explained          MAR 3/11279        From 10 May 2001
            Northern Rock plc                                    10.5.2001
--------------------------------------------------------------------------------------------------------------------------
AA11        Secured Loans Explained                              MAR 3/12506        From 4 May 2002
            Northern Rock plc                                    04.5.2002
--------------------------------------------------------------------------------------------------------------------------
AA12        We can fix it - A Secured Personal Loan              MAR 124/8813       From 1 Jun 1998
            Northern Rock plc                                    01.6.1998
--------------------------------------------------------------------------------------------------------------------------
AA13        We can fix it - A Secured Personal Loan              MAR 125/8664       From 22 Jan 1999
            Northern Rock plc                                    22.1.1999
--------------------------------------------------------------------------------------------------------------------------
AA14        We can fix it - A Secured Personal Loan              MAR 125/9459       From 1 Nov 1999
            Northern Rock plc                                    01.11.1999
--------------------------------------------------------------------------------------------------------------------------
AA15        We can fix it - A Secured Personal Loan              MAR 125/9714       From 17 Jan 2000
            Northern Rock plc                                    17.1.2000
--------------------------------------------------------------------------------------------------------------------------
AA16        Let Me Plan Ahead - Secured Loans with a Fixed Rate  MAR 125/11038      From 21 Feb 2001
            Northern Rock plc                                    21.2.2001
--------------------------------------------------------------------------------------------------------------------------
AA17        Let Me Plan Ahead - Secured Loans with a Fixed Rate  MAR 125/11216      From 6 Apr 2001
            Northern Rock plc                                    06.4.2001
--------------------------------------------------------------------------------------------------------------------------
AA18        Let Me Plan Ahead - Secured Loans with a Fixed Rate  MAR 125/11815      From 19 Sep 2001
            Northern Rock plc                                    19.9.2001
--------------------------------------------------------------------------------------------------------------------------


                                                                 65

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
AA19        I Want to Plan Ahead - Secured Loans with a Fixed    MAR 125/12507      From May 2002
            Rate                                                 May 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
AA20        Secured Personal Loans - A guide to costs            DEV 220            From 14 Jul 1995
            Northern Rock Building Society                       14.7.1995
--------------------------------------------------------------------------------------------------------------------------
AA21        Secured Personal Loans - A guide to costs            DEV 220            From 16 Oct 1995
            Northern Rock Building Society                       16.10.1995
--------------------------------------------------------------------------------------------------------------------------
AA22        Secured Personal Loans - A guide to costs            DEV 220            From 28 Nov 1995
            Northern Rock Building Society                       28.11.1995
--------------------------------------------------------------------------------------------------------------------------
AA23        Secured Personal Loans - A guide to costs            DEV 220            From 15 Feb 1996
            Northern Rock Building Society                       15.2.1996
--------------------------------------------------------------------------------------------------------------------------
AA24        Secured Personal Loans - A guide to costs            DEV 376            From 1 Apr 1996
            Northern Rock Building Society                       01.4.1996
--------------------------------------------------------------------------------------------------------------------------
AA25        Secured Personal Loans - A guide to costs            DEV 377            From 22 Apr 1996
            Northern Rock Building Society                       22.4.1996
--------------------------------------------------------------------------------------------------------------------------
AA26        Secured Personal Loans - A guide to costs            DEV 377            From 25 Aug 1996
            Northern Rock Building Society                       25.8.1996
--------------------------------------------------------------------------------------------------------------------------
AA27        Secured Personal Loans - A guide to costs            DEV 377            From 23 Oct 1996
            Northern Rock Building Society                       23.10.1996
--------------------------------------------------------------------------------------------------------------------------
AA28        Secured Personal Loans - A guide to costs            DEV 377            From 3 Jan 1997
            Northern Rock Building Society                       03.1.1997
--------------------------------------------------------------------------------------------------------------------------
AA29        Secured Personal Loans - A guide to costs            DEV 377            From 1 Mar 1997
            Northern Rock Building Society                       01.3.1997
--------------------------------------------------------------------------------------------------------------------------
AA30        Secured Personal Loans - A guide to costs            DEV 377            From 7 Apr 1997
            Northern Rock Building Society                       07.4.1997
--------------------------------------------------------------------------------------------------------------------------
AA31        Secured Personal Loans - A guide to costs            DEV 377            From 1 May 1997
            Northern Rock Building Society                       01.5.1997
--------------------------------------------------------------------------------------------------------------------------
AA32        Secured Personal Loans - A guide to costs            DEV 457            From 23 Jul 1997
            Northern Rock Building Society                       23.7.1997
--------------------------------------------------------------------------------------------------------------------------
AA33        Secured Personal Loans - A guide to costs            DEV 457            From 18 Aug 1997
            Northern Rock plc                                    18.8.1997
--------------------------------------------------------------------------------------------------------------------------
AA34        Secured Personal Loans - A guide to costs            MAR 4              From 1 Oct 1997
            Northern Rock plc                                    01.10.1997
--------------------------------------------------------------------------------------------------------------------------
AA35        Secured Personal Loans - A guide to costs            MAR 4              From 1 Dec 1997
            Northern Rock plc                                    01.12.1997
--------------------------------------------------------------------------------------------------------------------------
AA36        Secured Personal Loans - A guide to costs            MAR 4/8208         From 1 Jun 1998
            Northern Rock plc                                    01.6.1998
--------------------------------------------------------------------------------------------------------------------------
AA37        Secured Personal Loans - A guide to costs            MAR 4/8267         From 3 Jul 1998
            Northern Rock plc                                    03.7.1998
--------------------------------------------------------------------------------------------------------------------------
AA38        Secured Personal Loans - A guide to costs            MAR 4/8748         From 1 Jan 1999
            Northern Rock plc                                    01.2.1999
--------------------------------------------------------------------------------------------------------------------------
AA39        Secured Personal Loans - A guide to costs            MAR 4/9155         From 24 Jul 1999
            Northern Rock plc                                    24.7.1999
--------------------------------------------------------------------------------------------------------------------------
AA40        Secured Personal Loans - A guide to costs            MAR 4/9358         From 1 Oct 1999
            Northern Rock plc                                    01.10.1999
--------------------------------------------------------------------------------------------------------------------------
AA41        Secured Personal Loans - A guide to costs            MAR 4/9680         From 5 Feb 2000
            Northern Rock plc                                    05.2.2000
--------------------------------------------------------------------------------------------------------------------------


                                                                 66

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
AA42        Give me the figures - Secured Loan Costs in Black    MAR 4/9668         From 4 Mar 2000
            and White                                            04.3.2000
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
AA43        Give me the figures - Secured Loan Costs in Black    MAR 4/11007        From 3 Mar 2001
            and White                                            03.3.2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
AA44        Give me the figures - Secured Loan Costs in Black    MAR 4/11138        From 1 May 2001
            and White                                            01.5.2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
AA45        Give me the figures - Secured Loan Costs in Black    MAR 4/11313        From 10 May 2001
            and White                                            10.5.2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
AA46        Give me the figures - Secured Loan Costs in Black    MAR 4/11619        From 1 Sep 2001
            and White                                            01.9.2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
AA47        Give me the figures - Secured Loan Costs in Black    MAR 4/11814        From 6 Oct 2001
            and White                                            06.10.2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
AA48        Give me the figures - Secured Loan Costs in Black    MAR 4/12015        From 8 Nov 2001
            and White                                            08.11.2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
AA49        Give me the figures - Secured Loan Costs in Black    MAR 4/12449        From 1 Dec 2001
            and White                                            01.12.2001
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
AA50        Secured Loans - Costs in Black and White             MAR4/13517         Valid until further notice
            Northern Rock plc                                    8.2.03             8.2.03
--------------------------------------------------------------------------------------------------------------------------
AA51        Secured Personal Loans - A guide to costs            Dev. 220                      Valid until further notice
                                                                                                                 1 Jan 95
--------------------------------------------------------------------------------------------------------------------------
AA52        Flexible borrowing on your mortgage - Secured        Dev. 182                      Valid until further notice
            Personal Loans. The Flexible Plan                                                                    1 Jan 95
--------------------------------------------------------------------------------------------------------------------------
AA53        Borrowing a fixed amount on your mortgage - Secured  Dev. 181                      Valid until further notice
            Personal Loans. The Fixed Sum Plan                                                                   1 Jan 95
--------------------------------------------------------------------------------------------------------------------------
AA54        Secured Personal Loans - A guide to costs            Dev. 220                      Valid until further notice
                                                                                                                12 Jun 95
--------------------------------------------------------------------------------------------------------------------------
AA55        Secured Personal Loans - The Flexible Plan           Dev. 182                      Valid until further notice
                                                                                                                12 Jun 95
--------------------------------------------------------------------------------------------------------------------------
AA56        Secured Personal Loans - The Fixed Sum Plan - Hard   Dev. 181                      Valid until further notice
            to Beat                                                                                             12 Jun 95
--------------------------------------------------------------------------------------------------------------------------
AA57        Secured Personal Loans - The Fixed Sum Plan - Hard   Dev. 181                      Valid until further notice
            to Beat                                                                                             28 Nov 95
--------------------------------------------------------------------------------------------------------------------------
AA58        Deed of Variation of Mortgage and Receipt for        SEC40/10.97                                     Oct 1997
            Further Advance
--------------------------------------------------------------------------------------------------------------------------
AA59        Deed of Variation of Security and Receipt for        ADV152./10.97                                   Oct 1997
            Further Advance
--------------------------------------------------------------------------------------------------------------------------
AA60        Receipt for Further Advance                          ADV60./10.97                                    Oct 1997
--------------------------------------------------------------------------------------------------------------------------
AA61        Report on Title (Scotland)                           ADV268./10.97                                   Oct 1997
--------------------------------------------------------------------------------------------------------------------------
AA62        Standard Security                                    SEC53/10.97                                     Oct 1997
--------------------------------------------------------------------------------------------------------------------------


                                                                 67

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
AA63        Secured Personal Loans - A guide to costs - Hard to  MAR 4/8748                    Valid until further notice
            Beat                                                                                                 1 Feb 99
--------------------------------------------------------------------------------------------------------------------------
AA64        Mortgage Deed (Flexible Plan) - 3 Copies             MD1/0900                                        Sep 2000
--------------------------------------------------------------------------------------------------------------------------
AA65        Mortgage Deed (Flexible Plan) - 3 Copies             MD3/0900                                        Sep 2000
--------------------------------------------------------------------------------------------------------------------------
AA66        Changes in Ownership of Mortgaged Property           ADV54.11/00                                     Nov 2000
--------------------------------------------------------------------------------------------------------------------------
AA67        Pay Safe - Payment Protection                        MAR8/11165                    Valid until further notice

                                                                                                               1 May 2001
--------------------------------------------------------------------------------------------------------------------------
AA68        Re-Advance/Further Advance Receipt                   SEC37/07.01                                     Jul 2001
--------------------------------------------------------------------------------------------------------------------------
AA69        The Mortgage Code - You and your mortgage            03/02                                           Mar 2002
--------------------------------------------------------------------------------------------------------------------------
AA70        I want to plan ahead - Secured Loans with a Fixed    MAR125/12507                  Valid until further notice
            Rate
                                                                                                               4 May 2002
--------------------------------------------------------------------------------------------------------------------------
AA71        Tell a Friend about our Mortgages and (GBP)50 could  MAR507/12836                  Valid until further notice
            be yours
                                                                                                                Jul  2002
--------------------------------------------------------------------------------------------------------------------------
AA72        Insurance - I need you to be there sometimes         MAR389/12950                  Valid until further notice

                                                                                                                 Sep 2002
--------------------------------------------------------------------------------------------------------------------------
AA73        Loan Agreement (Flexible Plan) - 3 Copies            ACR2Z/0103                                      Jan 2003
                                                                 (ACR2A/1000,
                                                                 ACR2B/1000,
                                                                 ACR2C/1000)
--------------------------------------------------------------------------------------------------------------------------
AA74        Credit Agreement Regulated by the Consumer Credit    ACR1Z/0103                                      Jan 2003
            Act 1974 (Flexible Plan) - 3 Copies                  (ACR1A/1000,
                                                                 ACR1B/1000,
                                                                 ACR1C/1000)
--------------------------------------------------------------------------------------------------------------------------
AA75        Credit Agreement Regulated by Consumer Credit Act    ACR3Z/0103                                      Jan 2003
            1974 - 3 Copies
--------------------------------------------------------------------------------------------------------------------------
AA76        Secured Loans Explained                              MAR3/13518                    Valid until further notice

                                                                                                               7 Feb 2003
--------------------------------------------------------------------------------------------------------------------------
AA77        Credit Agreement Regulated by the Consumer Credit    MD1/0900                                     19 Feb 2003
            Act 1974 (Omiga Flexible Plan) + Mortgage Deed
--------------------------------------------------------------------------------------------------------------------------
AA78        Credit Agreement Regulated by the Consumer Credit    SEC54/04.98                                  19 Feb 2003
            Act 1974 (Omiga PSL Base) + Mortgage Deed
--------------------------------------------------------------------------------------------------------------------------
AA79        Credit Agreement Regulated by the Consumer Credit    SEC54/04.98                                  19 Feb 2003
            Act 1974 (Omiga PSL Fixed) + Mortgage Deed
--------------------------------------------------------------------------------------------------------------------------
AA80        Secured Loans - Costs in Black and White             MAR 4/14011                   Valid until further notice
                                                                                                                14 Jul 03
--------------------------------------------------------------------------------------------------------------------------


                                                                 68

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
AA81        Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS01/AG/*
            Personal Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA82        Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS02/AG/*
            Loan Documents for Signature
--------------------------------------------------------------------------------------------------------------------------
AA83        Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS03/AG/*
            Personal Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA84        Pro-forma Letter from A Gadomski  re. Further Advance(PLN)/PERS04/AG/*
--------------------------------------------------------------------------------------------------------------------------
AA85        Form attached to (PLN)/PERS04/AG/*                   (PLN)/PERS05/AG/*
--------------------------------------------------------------------------------------------------------------------------
AA86        Pro-forma Letter from A Gadomski re. Personal        (PLN)/PERS06/AG/*
            Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA87        Pro-forma Letter from A Gadomski  re. Personal       (PLN)/PERS06RA/AG/*
            Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA88        Pro-forma Letter from A Gadomski re. Personal        (PLN)/PERS07/AG/*
            Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA89        Pro-forma Letter from A Gadomski  re. Postponement   (PLN)/PERS08/AG/*
            of Second Charge
--------------------------------------------------------------------------------------------------------------------------
AA90        Pro-forma Deed of Postponement                       (PLN)/PERS09
--------------------------------------------------------------------------------------------------------------------------
AA91        Pro-forma Deed of Postponement                       (PLN)/PERS10
--------------------------------------------------------------------------------------------------------------------------
AA92        Pro-forma Deed of Postponement                       (PLN)/
                                                                 PERS10A
--------------------------------------------------------------------------------------------------------------------------
AA93        Pro-forma Letter from A Gadomski re. Repayment of    (PLN)/PERS11/AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------
AA94        Pro-forma Letter from A Gadomski  re. Repayment of   (PLN)/PERS11A/AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------
AA95        Pro-forma Letter from A Gadomski re. Application for (PLN)/PERS12/AG/*
            Personal Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA96        Mortgage Deed (Relating to a Regulated Agreement     MD2/0900 and
            under the Consumer Credit Act 1974) - Original + 2   MD2B/0900
            Copies
--------------------------------------------------------------------------------------------------------------------------
AA97        Credit Agreement regulated by the Consumer Credit    CA127Z/0900
            Act 1974 - Original + 2 Copies
--------------------------------------------------------------------------------------------------------------------------
AA98        Credit Agreement Regulated by the Consumer Credit    CA126Z/0103
            Act 1974 - Original + 2 Copies
--------------------------------------------------------------------------------------------------------------------------
AA99        Credit Agreement Regulated by the Consumer Credit    CA138Z/0900
            Act 1974 - Original + 2 Copies
--------------------------------------------------------------------------------------------------------------------------


                                                                 69

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
AA100       Credit Agreement Regulated by the Consumer Credit    CA125Z/0102
            Act 1974 - Original + 2 Copies
--------------------------------------------------------------------------------------------------------------------------
AA101       Re-Advance/Further Advance Receipt (Omiga Further
            Advance)
--------------------------------------------------------------------------------------------------------------------------
AA102       Deed of Variation of Mortgage and Receipt for
            Further Advance (Omiga Further Advance)
--------------------------------------------------------------------------------------------------------------------------
AA103       English Flexible Plan Paragraphs
--------------------------------------------------------------------------------------------------------------------------
AA104       English PSL Paragraphs
--------------------------------------------------------------------------------------------------------------------------
AA105       Further Advance Paragraphs
--------------------------------------------------------------------------------------------------------------------------
AA106       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS13/AG/*
            Offer of Further Advance
--------------------------------------------------------------------------------------------------------------------------
AA107       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS14/AG/*
            Further Advance Application
--------------------------------------------------------------------------------------------------------------------------
AA108       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS15/AG/*
            Further Advance Application
--------------------------------------------------------------------------------------------------------------------------
AA109       Pro-forma Letter from A Gadomski  re. Further        (PLN)/PERS16/AG/*
            Advance
--------------------------------------------------------------------------------------------------------------------------
AA110       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS17/AG/*
            Offer of Further Advance
--------------------------------------------------------------------------------------------------------------------------
AA111       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS18/AG/*
            Further Advance Application
--------------------------------------------------------------------------------------------------------------------------
AA112       Pro-forma Letter from A Gadomski re. Postponement of (PLN)/PERS19/AG/*
            Second Charge
--------------------------------------------------------------------------------------------------------------------------
AA113       Deed of Postponement                                 (PLN)/PERS20
--------------------------------------------------------------------------------------------------------------------------
AA114       Deed of Postponement                                 (PLN)/PERS21
--------------------------------------------------------------------------------------------------------------------------
AA115       Deed of Postponement                                 (PLN)/PERS21A
--------------------------------------------------------------------------------------------------------------------------
AA116       Deed of Postponement                                 (PLN)/PERS21A
--------------------------------------------------------------------------------------------------------------------------
AA117       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS22/AG/*
            Further Advance
--------------------------------------------------------------------------------------------------------------------------
AA118       Pro-forma Letter from A Gadomski re. Additional      (PLN)/PERS22A/AG/*
            Advance
--------------------------------------------------------------------------------------------------------------------------
AA119       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS24AG/*
            Personal Secured Loan, Further Advance
--------------------------------------------------------------------------------------------------------------------------
AA120       Pro-forma Letter from A Gadomski re. Repayment of    (PLN)/PERS25AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------


                                                                 70

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
AA121       Pro-forma Letter from A Gadomski re. Personal        (PLN)/PERS26AG/*
            Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA122       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS28AG/*
            Additional Advance Application
--------------------------------------------------------------------------------------------------------------------------
AA123       Pro-forma Letter from A Gadomski re. Postponement of (PLN)/PERS30AG/*
            Second Charge
--------------------------------------------------------------------------------------------------------------------------
AA124       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS31AG/*
            Redemption Figure Request
--------------------------------------------------------------------------------------------------------------------------
AA125       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS37AG/*
            Application for Personal Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA126       Pro-forma Letter from A Gadomski re. Personal        (PLN)/PERS39AG/*
            Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA127       Form acknowledging receipt of advance                (PLN)/PERS40
--------------------------------------------------------------------------------------------------------------------------
AA128       Form re. Certificate of Consent                      (PLN)/PERS41
--------------------------------------------------------------------------------------------------------------------------
AA129       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS50/AG/*
            Release and Discharge
--------------------------------------------------------------------------------------------------------------------------
AA130       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS51/AG/*
            Release and Discharge
--------------------------------------------------------------------------------------------------------------------------
AA131       Application for a Further Advance Loan               (PLN)/PERS38/AG/*
--------------------------------------------------------------------------------------------------------------------------
AA132       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS52/AG/*
            Personal Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA133       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/PERS53/AG/*
            Personal Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA134       Deed of Postponement                                 (PLN)/PERS21B
--------------------------------------------------------------------------------------------------------------------------
AA135       Deed of Postponement                                 (PLN)/PERS10B
--------------------------------------------------------------------------------------------------------------------------
AA136       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/FLEX01/AG/*
            Flexible Plan Loan
--------------------------------------------------------------------------------------------------------------------------
AA137       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/FLEX02/AG/*
            Flexible Plan Loan
--------------------------------------------------------------------------------------------------------------------------
AA138       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/FLEX03/AG/*
            Flexible Plan Loan
--------------------------------------------------------------------------------------------------------------------------
AA139       Application for Flexible Plan Loan                   (PLN)/FLEX04/SO/*
--------------------------------------------------------------------------------------------------------------------------
AA140       Pro-forma Letter from A Gadomski re. Postponement of (PLN)/FLEX05/AG/*
            Second Charge
--------------------------------------------------------------------------------------------------------------------------


                                                                 71

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
AA141       Deed of Postponement                                 (PLN)/FLEX06
--------------------------------------------------------------------------------------------------------------------------
AA142       Deed of Postponement                                 (PLN)/FLEX07
--------------------------------------------------------------------------------------------------------------------------
AA143       Deed of Postponement                                 (PLN)/FLEX07A
--------------------------------------------------------------------------------------------------------------------------
AA144       Pro-forma Letter from A Gadomski re. Repayment of    (PLN)/FLEX08/AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------
AA145       Pro-forma Letter from A Gadomski re. Repayment of    (PLN)/FLEX08A/AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------
AA146       Pro-forma Letter from A Gadomski re. Application     (PLN)/FLEX09/AG/*
            from Borrower
--------------------------------------------------------------------------------------------------------------------------
AA147       Pro-forma Letter from A Gadomski re. Flexible Plan   (PLN)/FLEX10/AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------
AA148       Pro-forma Letter from A Gadomski re. Personal        (PLN)/FLEX11/AG/*
            Secured Loan
--------------------------------------------------------------------------------------------------------------------------
AA149       Extract from Title Deeds                             (PLN)/FLEX12/SO/*
--------------------------------------------------------------------------------------------------------------------------
AA150       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/FLEX13/AG/*
            Flexible Plan Loan
--------------------------------------------------------------------------------------------------------------------------
AA151       Pro-forma Letter from A Gadomski re. Flexible Plan   (PLN)/FLEX14/AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------
AA152       Pro-forma Letter from A Gadomski re. Flexible Plan   (PLN)/FLEX14RA/AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------
AA153       Pro-forma Letter from A Gadomski re. Flexible Plan   (PLN)/FLEX15/AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------
AA154       Pro-forma Letter from A Gadomski re. Flexible Plan   (PLN)/FLEX15RA/AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------
AA155       Pro-forma Letter from A Gadomski re. Flexible Plan   (PLN)/FLEX16/AG/*
            Loan
--------------------------------------------------------------------------------------------------------------------------
AA156       Pro-forma Letter from A Gadomski to Customer re.     (PLN)/FLEX24/AG/*
            Flexible Plan Loan
--------------------------------------------------------------------------------------------------------------------------
AA157       Pro-forma Letter from A Gadomski  re. Title Deeds    (PLN)/FLEX25/AG/*
--------------------------------------------------------------------------------------------------------------------------
AA158       Pro-forma Letter from A Gadomski  re. Title Deeds    (PLN)/FLEX25A/AG/*
--------------------------------------------------------------------------------------------------------------------------
AA159       Pro-forma Letter from A Gadomski to Customer  re.    (PLN)/FLEX26/AG/*
            Proposed Further Advance
--------------------------------------------------------------------------------------------------------------------------


                                                                 72

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
AA160       Pro-forma Letter from A Gadomski to Customer  re.    (PLN)/FLEX27/AG/*
            Flexible Plan Loan
--------------------------------------------------------------------------------------------------------------------------
AA161       Pro-forma Letter from A Gadomski  re. Further        (PLN)/FLEX26B/AG/*
            Advance Loan
--------------------------------------------------------------------------------------------------------------------------
AA162       Pro-forma Letter from A Gadomski  re. Further        (PLN)/FLEX26A/AG/*
            Advance Loan
--------------------------------------------------------------------------------------------------------------------------
AA163       Pro-forma Letter from A Gadomski  re. Further        (PLN)/FLEX25B/AG/*
            Advance Loan
--------------------------------------------------------------------------------------------------------------------------
AA164       Pro-forma Letter from A Gadomski  re. Property       (PLN)/FLEX25C/AG/*
--------------------------------------------------------------------------------------------------------------------------
AA165       Pro-forma Letter from A Gadomski to Customer  re.    (PLN)/FLEX28/AG/*
            Flexible Plan Loan
--------------------------------------------------------------------------------------------------------------------------
AA166       Pro-forma Letter from A Gadomski to Customer  re.    (PLN)/FLEX29/AG/*
            Flexible Plan Loan
--------------------------------------------------------------------------------------------------------------------------
AA167       Deed of Postponement                                 (PLN)/FLEX07B
--------------------------------------------------------------------------------------------------------------------------
AA168       Pro-forma Letter from A Gadomski to Customer  re.    (PLN)/FLEX26/AG/*
            Proposed Further Advance
--------------------------------------------------------------------------------------------------------------------------
AA169       Certificate of Consent
--------------------------------------------------------------------------------------------------------------------------
AA170       Loan Agreement (Flexible Plan - Scotland)            ACR4Z/0103
            - 3 Copies
--------------------------------------------------------------------------------------------------------------------------
AA171       Omiga/BMA Branch Pack - For Your Reference
--------------------------------------------------------------------------------------------------------------------------
AA172
            Secured Personal Loan Application Form               ADV031                                          Jun 2004
--------------------------------------------------------------------------------------------------------------------------
AA173
            Secured Personal Loan Application Form               ADV031                                          Sept2004
--------------------------------------------------------------------------------------------------------------------------
AA174
            Secured Personal Loans Explained                     MAR 749/15496                                31 Oct 2004
--------------------------------------------------------------------------------------------------------------------------
AA175
            Secured Personal Loan Application Form               LEG16                                           Nov 2004
--------------------------------------------------------------------------------------------------------------------------
AA176
            Pro-forma Deed of Postponement
--------------------------------------------------------------------------------------------------------------------------
AA177
            Pro-forma Deed of Postponement (Flexible Mortgage)
--------------------------------------------------------------------------------------------------------------------------
AA178
            Secured Personal Loan Application Form               LEG16                                         1 Jun 2005
--------------------------------------------------------------------------------------------------------------------------


                                                            73



                         Part 5 Non-material documents

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
BB
--------------------------------------------------------------------------------------------------------------------------
BB1         Instructions to Solicitors - Fixed Sum Plan          ADV 269 5.98       From May 1998
            (Scotland)
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB2         Instructions to Solicitors - Fixed Sum Plan          ADV 269a 5.98      From May 1998
            (Scotland)
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB3         Deed of Variation of Security and Receipt for        SOL009 09/00       From Sep 2000.  Not used by further
            Further Advance (Scotland)                                              advance dept.  Used by product
            Northern Rock plc                                                       transfer dept. where borrower is
                                                                                    switching product and increasing
                                                                                    borrowing at same time (only used on
                                                                                    older forms of mortgage conditions
                                                                                    switching from annual rest mortgage to
                                                                                    a daily rest version.
--------------------------------------------------------------------------------------------------------------------------
BB4         Help Me Buy to Let - Mortgages for Landlords         MAR 466/11665      From 3 Sep 2001
            Northern Rock plc                                    03.9.2001
--------------------------------------------------------------------------------------------------------------------------
BB5         Help Me Buy to Let - Mortgages for Landlords         MAR 466/11794      From 19 Sep 2001
            Northern Rock plc                                    19.9.2001
--------------------------------------------------------------------------------------------------------------------------
BB6         Help Me Buy to Let - Mortgages for Landlords         MAR 466/11856      From 4 Oct 2001
            Northern Rock plc                                    04.10.2001
--------------------------------------------------------------------------------------------------------------------------
BB7         Help Me Buy to Let - Mortgages for Landlords         MAR 466/11974      From 8 Nov 2001
            Northern Rock plc                                    08.11.2001
--------------------------------------------------------------------------------------------------------------------------
BB8         Help Me Buy to Let - Mortgages for Landlords         MAR 466/12222      From 7 Jan 2002
            Northern Rock plc                                    07.1.2002
--------------------------------------------------------------------------------------------------------------------------
BB9         I want to buy to let - Mortgages for Landlords       MAR 466/12470      From 20 Mar 2002
            Northern Rock plc                                    20.3.2002
--------------------------------------------------------------------------------------------------------------------------
BB10        I want to buy to let - Mortgages for Landlords       MAR 466/12645      From 10 May 2002
            Northern Rock plc                                    10.5.2002
--------------------------------------------------------------------------------------------------------------------------
BB11        I want to buy to let - Mortgages for Landlords       MAR 466/12861      From 26 Jul 2002
            Northern Rock plc                                    26.7.2002
--------------------------------------------------------------------------------------------------------------------------
BB12        I want to buy to let - Mortgages for Landlords       MAR 466/12861      From 6 Aug 2002
            Northern Rock plc                                    06.8.2002
--------------------------------------------------------------------------------------------------------------------------
BB13        I want to buy to let - Mortgages for Landlords       MAR 466/13148      From 21 Oct 2002
            Northern Rock plc                                    21.10.2002
--------------------------------------------------------------------------------------------------------------------------
BB14        I want to buy to let - Mortgages for Landlords       MAR 466/13232      From 8 Nov 2002
            Northern Rock plc                                    08.11.2002
--------------------------------------------------------------------------------------------------------------------------
BB15        Sample Special Conditions for Bradford & Bingley                        From 9 Jan 2003
            Together Exclusives (Variable)
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB16        Sample Special Conditions for Bradford & Bingley                        From 9 Jan 2003
            Together Exclusives Fixed mortgage loans - 2, 3,
            5 and 7 year fixed Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB17        Sample Special Conditions for Buy to Let 2 year                         From 9 Jan 2003
            Fixed Rate
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------


                                                            74

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
BB18        Sample Special Conditions for Buy to Let 1.5% 5 year                    From 9 Jan 2003
            Tracker
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB19        Sample Wording - Buy to Let - Help With Costs
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB20        Sample Special Conditions for HERM Cashplus Fixed                       From 9 Jan 2003
            and Capped/ Exclusive HERM Cashplus Fixed and
            Capped/ SIFA HERM Cashplus Fixed and Capped
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB21        Sample Special Conditions for HERM Standard Fixed                       From 9 Jan 2003
            and Capped/ HERM Standard Fixed and Capped
            Exclusives/ SIFA HERM Standard Fixed and Capped
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB22        Sample Special Conditions for Legal & General                           From 9 Jan 2003
            Together Exclusives (Variable)
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB23        Sample Special Conditions for Legal & General                           From 9 Jan 2003
            Together Exclusives Fixed mortgage loans - 2, 3,
            5 and 7 year fixed Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB24        I want to buy to let                                 MAR 466/13372      From 10 Jan 2003
            Northern Rock plc                                    10.01.2003
--------------------------------------------------------------------------------------------------------------------------
BB25        Confirmation of Identity                             Jan 2002           From Jan 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB26        Confirmation of Identity                             Sept 2002          From Sep 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB27        Confirmation of Identity                             28 Jan 2003        From 28 Jan 2003
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB28        I need you to be there sometimes [insurance]         MAR 389/12958      From Sep 2002
            Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
BB29
            Buy to Let Mortgages                                 MAR 750/15840      31.10.04
--------------------------------------------------------------------------------------------------------------------------
BB30
            Buy to Let Mortgages                                 MAR 750            12.04
--------------------------------------------------------------------------------------------------------------------------

                     Part 6 Documents Used Only in the Origination of
                             Connections Mortgages

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference         Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
CC          Brochures
--------------------------------------------------------------------------------------------------------------------------
CC1         Connections - Current Account Terms and Conditions - MAR 634/13347     Valid until further notice -
            Small but important                                  27.11.2002        27.11.2002
--------------------------------------------------------------------------------------------------------------------------
CC2         Connections - Save Direct Terms and Conditions -     MAR 633/13347     Valid until further notice -
            Small but important                                  27.11.2002        27.11.2002
--------------------------------------------------------------------------------------------------------------------------
CC3         Mortgages - Options for your Connections Mortgage    MAR 632/13363     Valid until further notice -
                                                                 27.11.2002        27.11.2002
--------------------------------------------------------------------------------------------------------------------------
CC4         Mortgages - I Want to Shrink my Mortgage             MAR 625/13245     Valid until further notice -
                                                                 27.11.2002        27.11.2002
--------------------------------------------------------------------------------------------------------------------------


                                                            75

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
CC5         Connections - What's it going to Cost?               MAR 630/13833     Valid until further notice - 18.6.2003
                                                                 18.6.2003
--------------------------------------------------------------------------------------------------------------------------
CC6         Connections - What's it going to Cost?               MAR 630/13833     Valid until further notice - 14.7.2003
                                                                 14.7.2003
--------------------------------------------------------------------------------------------------------------------------
CC7         Connections - What's it going to Cost?               MAR 630/13833     Valid until further notice - 25.7.2003
                                                                 25/7/2003
--------------------------------------------------------------------------------------------------------------------------
CC8         Connections - What's it going to Cost?               MAR 630/13499     Valid until further notice - 08.2.2003
--------------------------------------------------------------------------------------------------------------------------
CC9         Connections - What's it going to Cost?               MAR 630/13685     Valid until further notice - 01.4.2003
--------------------------------------------------------------------------------------------------------------------------
CC10        Connections - What's it going to Cost?               MAR 630/13833     Valid until further notice - 20.5.2003
--------------------------------------------------------------------------------------------------------------------------
CC11        Connections - What's it going to cost?               MAR 630/13833                 Valid until further notice
                                                                                                               9 Sep 2003
--------------------------------------------------------------------------------------------------------------------------
CC12        Connections - What's it going to cost?               MAR 630/13833                 Valid until further notice
                                                                                                              14 Oct 2003
--------------------------------------------------------------------------------------------------------------------------
CC13        Connections - What's it going to cost?               MAR 630/13833     Valid until further notice 17 Nov 2003
--------------------------------------------------------------------------------------------------------------------------
CC14        Mortgages - I Want to Shrink my Mortgage             MAR 625/14519     Valid until further notice 1 Dec 2003
--------------------------------------------------------------------------------------------------------------------------
CC15        Connections - What's it going to cost?               MAR 630/13833     Valid until further notice 17 Dec 2003
--------------------------------------------------------------------------------------------------------------------------
CC16        Mortgages - I Want to Shrink my Mortgage             MAR 625A/14813    Valid until further notice 20 Jan 2004
--------------------------------------------------------------------------------------------------------------------------
CC17        Connections - What's it going to cost?               MAR 630/13833     Valid until further notice 20 Jan 2004
--------------------------------------------------------------------------------------------------------------------------
CC18        Connections - What's it going to cost?               MAR 630/13833     Valid until further notice 16 Feb 2004
--------------------------------------------------------------------------------------------------------------------------
CC19        Mortgages - I Want to Shrink my Mortgage             MAR 625/15007     Valid until further notice 9 Mar 2004
--------------------------------------------------------------------------------------------------------------------------
CC20        Connections - What's it going to cost?               MAR 630/13833     Valid until further notice 25 Mar 2004
--------------------------------------------------------------------------------------------------------------------------
CC21        Connections - What's it going to cost?               MAR 630/13833     Valid until further notice 22 Jun 2004
--------------------------------------------------------------------------------------------------------------------------
CC22        Connections - What's it going to cost?               MAR 630/13833     Valid until further notice 9 Jul 2004
--------------------------------------------------------------------------------------------------------------------------
CC23        Connections - What's it going to cost?               MAR 630           Valid until further notice 16 Aug 2004
--------------------------------------------------------------------------------------------------------------------------
CC24        Connections - What's it going to cost?               MAR 630           Valid until further notice 16 Aug 2004
--------------------------------------------------------------------------------------------------------------------------
CC25        Connections - What's it going to cost?               MAR 630           Valid until further notice
                                                                                   20.10.2004
--------------------------------------------------------------------------------------------------------------------------
CC26        Options for your Connections Mortgage                MAR 632/14878     Valid until further notice
                                                                                   23 Feb 2004
--------------------------------------------------------------------------------------------------------------------------
DD          Mortgage Application Forms
--------------------------------------------------------------------------------------------------------------------------
DD1         Mortgage Application Form                            ADV4.02.03        Feb 2003
--------------------------------------------------------------------------------------------------------------------------
EE          Connections Credit/Loan Agreements
--------------------------------------------------------------------------------------------------------------------------
EE1
--------------------------------------------------------------------------------------------------------------------------


                                                            76

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
FF          Conditions for Connections products
            (eg Savings Account Applications/ Agreements etc)
--------------------------------------------------------------------------------------------------------------------------
FF1         Connections Conditions                               MAR 631           27.11.02
--------------------------------------------------------------------------------------------------------------------------
GG          Mortgage Deeds
--------------------------------------------------------------------------------------------------------------------------
GG1
--------------------------------------------------------------------------------------------------------------------------
HH          Supplementary Instructions to Solicitors
--------------------------------------------------------------------------------------------------------------------------
HH1
--------------------------------------------------------------------------------------------------------------------------
II          Miscellaneous Mortgage Documents
--------------------------------------------------------------------------------------------------------------------------
II1         Connections Savings Options Form                     MAR 635/1.03      Jan 2003
--------------------------------------------------------------------------------------------------------------------------
II2         Memo re New Mortgage Product Statement of                              11 Aug 2003
            Requirements - Connections 7 Year Flexible Discount
            Tracker
--------------------------------------------------------------------------------------------------------------------------
II3         Pro forma Covering Letter to customer enclosing      Ref: CUSTADMIN/JW 2 Sep 2003
            Connections Pack
--------------------------------------------------------------------------------------------------------------------------
                                                                               (i)


                 Part 7 Documents used in the Origination of Scottish Mortgages/Loans Only


--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference                         Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
JJ
--------------------------------------------------------------------------------------------------------------------------
JJ1         Affidavit (re: Matrimonial Home/Occupancy Rights)    ADV 77/1/87       SECa37/11/93urther Advance Receipt
--------------------------------------------------------------------------------------------------------------------------
JJ3         Additional Advance Cheque Request                    ADV 133. 01/94
--------------------------------------------------------------------------------------------------------------------------
JJ4         Standard Security                                    ADV 58. 01/94
--------------------------------------------------------------------------------------------------------------------------
JJ5         Report on Title (Scotland) - Regulated Loan          ADV 136. 01/94                                  Jan 1994
--------------------------------------------------------------------------------------------------------------------------
JJ6         Deed of Variation of Security and Receipt for        ADV152. 01/94                                   Jan 1994
            Further Advance
--------------------------------------------------------------------------------------------------------------------------
JJ7         Report on Title (Scotland)                           ADV 62./01.94                                   Jan 1994
--------------------------------------------------------------------------------------------------------------------------
JJ8         Assignation of Life Assurance Policy                 ADV 59. 01/94                                   Jan 1994
--------------------------------------------------------------------------------------------------------------------------
JJ9         Scottish Mortgage Conditions 1994                    SEC 33/02.94                                    Feb 1994
--------------------------------------------------------------------------------------------------------------------------
JJ10        Flexible Plan Application Form                       ADV 156/9.94                                    Sep 1994
--------------------------------------------------------------------------------------------------------------------------
JJ11        Report and Valuation for Mortgage Purposes on Behalf ADV 7/11.94                                     Nov 1994
            of Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
JJ12        Deed of Postponement (relating to a Flexible Plan    FLEX06- 1995?                                      1995?
            Loan regulated by the Consumer Credit Act 1974)
--------------------------------------------------------------------------------------------------------------------------
JJ13        Deed of Postponement (relating to a Flexible Plan    FLEX07- 1995?                                      1995?
            Loan regulated by the Consumer Credit Act
            1974)FLEX07- 1995?
--------------------------------------------------------------------------------------------------------------------------
JJ14        Deed of Postponement (relating to a Personal Secured PERS09- 1995?                                      1995?
            Loan regulated by the Consumer Credit Act 1974)
--------------------------------------------------------------------------------------------------------------------------


                                                            77

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
JJ15        Deed of Postponement (relating to a Personal Secured PERS10- 1995?                                      1995?
            Loan regulated by the Consumer Credit Act 1974)
--------------------------------------------------------------------------------------------------------------------------
JJ16        Deed of Postponement                                 PERS20- 1995?                                      1995?
--------------------------------------------------------------------------------------------------------------------------
JJ17        Deed of Postponement                                 PERS21- 1995?                                      1995?
--------------------------------------------------------------------------------------------------------------------------
JJ18        Fixed Sum Plan Application Form                      ADV 31/4.95                                     Apr 1995
--------------------------------------------------------------------------------------------------------------------------
JJ19        Credit Agreement Regulated by the Consumer Credit    Flexible Plan                                   Jul 1995
            Act 1974                                             (Scotland) -
                                                                 ADVCR3 07/95
--------------------------------------------------------------------------------------------------------------------------
JJ20        Loan Agreement - Flexible Plan (Scotland)            ADVCR4 07/95                                    Jul 1995
--------------------------------------------------------------------------------------------------------------------------
JJ21        Credit Agreement Regulated by the Consumer Credit    ADV 138 09/95                                   Sep 1995
            Act 1974 (Personal Secured Loan)
--------------------------------------------------------------------------------------------------------------------------
JJ22        Assignation of Life Assurance Policy                 ADV 59. 09/95                                   Sep 1995
--------------------------------------------------------------------------------------------------------------------------
JJ23        Credit Agreement Regulated by the Consumer Credit    ADV 138 09/95                                   Sep 1995
            Act 1974 (Personal Secured Loan)
--------------------------------------------------------------------------------------------------------------------------
JJ24        Receipt for Further Advance                          ADV 60. 09.95                                   Sep 1995
--------------------------------------------------------------------------------------------------------------------------
JJ25        Deed of Variation of Security and Receipt for        ADV152. 09/95                                   Sep 1995
            Further Advance
--------------------------------------------------------------------------------------------------------------------------
JJ26        Consent by Non-Entitled Spouse                       ADV 64. /09.95                                  Sep 1995
--------------------------------------------------------------------------------------------------------------------------
JJ27        Postponed Standard Security                          SEC 53. 09/95                                   Sep 1995
--------------------------------------------------------------------------------------------------------------------------
JJ28        Standard Security                                    ADV 58. 09/95                                   Sep 1995
--------------------------------------------------------------------------------------------------------------------------
JJ29        Deed of Postponement (relating to a Flexible Plan    (PLN)/FLEX07 -                                  Oct 1995
            Loan regulated by the Consumer Credit Act 1974)      01/10/1995
--------------------------------------------------------------------------------------------------------------------------
JJ30        Scottish Mortgage Conditions 1995                    SEC33/0296                                      Feb 1996
--------------------------------------------------------------------------------------------------------------------------
JJ31        Report on Title (Scotland) 1995                      ADV62/0596                                      May 1996
--------------------------------------------------------------------------------------------------------------------------
JJ32        Credit Agreement Regulated by the Consumer Credit    ADR3A-C/0796                                    Jul 1996
            Act 1974 - Flexible Plan (Scotland)
--------------------------------------------------------------------------------------------------------------------------
JJ33        Report on Title (Scotland)                           ADV62/0197                                      Jan 1997
--------------------------------------------------------------------------------------------------------------------------
JJ34        Guarantors Confirmation (Existing Borrowers)         ADV266.7/97
--------------------------------------------------------------------------------------------------------------------------
JJ35        Fixed Sum Plan Application Form                      ADV31/07.97                                     Jul 1997
--------------------------------------------------------------------------------------------------------------------------
JJ36        Flexible Plan Application Form                       ADV 156.07/97                                   Jul 1997
--------------------------------------------------------------------------------------------------------------------------
JJ37        Deed of Postponement (relating to a Personal        (PLN)/PERS09-01/10/1997                         Oct 1997
            Secured Loan regulated by the Consumer Credit
            Act 1974)
--------------------------------------------------------------------------------------------------------------------------
JJ38        Deed of Postponement (relating to a Personal Secured (PLN)/PERS10-01/10/97                           Oct 1997
            Loan regulated by the Consumer Credit Act 1974)
--------------------------------------------------------------------------------------------------------------------------
JJ39        Deed of Postponement                                 (PLN)/PERS21-01/10/1997                         Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ40        Flexible Plan Application Form                       ADV156.10/97                                    Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ41        Fixed Sum Plan Application Form                      ADV31.10/97                                     Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ42        Guarantors Confirmation (Existing Borrowers)         ADV266.10/97                                    Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ43        Assignation of Life Assurance Policy                 ADV59/10.97                                     Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ44        Re-advance/Further Advance Receipt                   SEC37/1097                                      Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ45        Standard Security                                    ADV58/1097                                      Oct 1997
--------------------------------------------------------------------------------------------------------------------------


                                                            78

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
JJ46        Receipt for Further Advance                          ADV60.10/97                                     Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ47        Report on Title (Scotland)                           ADV268.10/97                                    Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ48        Report on Title (Scotland) - Regulated Loan          ADV136.10/97                                    Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ49        Credit Agreement Regulated by the Consumer Credit    ADV138.10.97                                    Oct 1997
            Act 1974 (Personal Secured Loan)
--------------------------------------------------------------------------------------------------------------------------
JJ50        Postponed Standard Security                          SEC53.10/97                                     Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ51        Schedule of Documents of Title (Scotland)            SEC7.10/97                                      Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ52        Scottish Mortgage Conditions 1997                    SEC33.10/97                                     Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ53        Consent by Non-Entitled Spouse                       ADV64.10/97                                     Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ54        Affidavit (re: Matrimonial Home/Occupancy Rights)    ADV77/10.97                                     Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ55        Report and Valuation for Mortgage Purposes on Behalf ADV 7/10.97                                     Oct 1997
            of Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
JJ56        Additional Advance Funds Request (Scotland)          ADV 133./10.97                                  Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ57        Instructions to Solicitors - For Flexible Plan Loans ADV 270.                                        Oct 1997
            Over (GBP)15,000                                    (Flexible Plan
                                                                 over (GBP)15K -
                                                                 Scotland) 10/97
--------------------------------------------------------------------------------------------------------------------------
JJ58        Instructions to Solicitors (Attaching Report on      ADV 136./10.97                                  Oct 1997
            Title (Scotland) - Regulated Loan) -
--------------------------------------------------------------------------------------------------------------------------
JJ59        Deed of Variation of Security and Receipt for        ADV152. 10/97                                   Oct 1997
            Further Advance
--------------------------------------------------------------------------------------------------------------------------
JJ60        Instructions to Solicitors - (Flexi - Under          ADV 137 10/97                                   Oct 1997
            (GBP)15K - Scotland)
--------------------------------------------------------------------------------------------------------------------------
JJ61        Credit Agreement Regulated by the Consumer Credit    ADR3A-C/1097                                    Oct 1997
            Act 1974 - Flexible Plan (Scotland)
--------------------------------------------------------------------------------------------------------------------------
JJ62        Loan Agreement - Flexible Plan (Scotland)            ACR4A-C/1097                                    Oct 1997
--------------------------------------------------------------------------------------------------------------------------
JJ63        Additional Advance Funds Request (Scotland)          ADV 133./11.97                                  Nov 1997
--------------------------------------------------------------------------------------------------------------------------
JJ64        Flexible Plan Application Form                       ADV156.15/12/97                                 Dec 1997
--------------------------------------------------------------------------------------------------------------------------
JJ65        Fixed Sum Plan Application Form                      ADV31.15/12/97                                  Dec 1997
--------------------------------------------------------------------------------------------------------------------------
JJ66        Additional Advance Funds Request (Scotland)          ADV 133./1.98                                   Jan 1998
--------------------------------------------------------------------------------------------------------------------------
JJ67        Report on Title (Scotland)                           ADV 62./02.98                                   Feb 1998
--------------------------------------------------------------------------------------------------------------------------
JJ78        Loan Agreement - Flexible Plan (Scotland)            ACR4A-C/0298                                    Feb 1998
--------------------------------------------------------------------------------------------------------------------------
JJ69        Instructions to Solicitors - For Flexible Plan Loans ADV 270.04.98                                   Apr 1998
            Over (GBP)25,000 - (Flexible Plan over
            (GBP)25K - Scotland)
--------------------------------------------------------------------------------------------------------------------------
JJ70        Report on Title (Scotland) - Regulated Loan          ADV 136. /05.98                                 May 1998
--------------------------------------------------------------------------------------------------------------------------
JJ71        Instructions to Solicitors - (Fixed Sum Plan -       ADV 269.5/98                                    May 1998
            Scotland)
--------------------------------------------------------------------------------------------------------------------------
JJ72        Secured Personal Loan Application Form               ADV 31. 5/98                                    May 1998
--------------------------------------------------------------------------------------------------------------------------
JJ73        Instructions to Panel Solicitors -  (Fixed Sum Plan  ADV 269a.05/98                                  May 1998
            - Scotland)
--------------------------------------------------------------------------------------------------------------------------
JJ74        Credit Agreement Regulated by the Consumer Credit    MAR 127 01/06/98                                Jun 1998
            Act 1974 (Personal Secured Loan)
--------------------------------------------------------------------------------------------------------------------------



                                                            79

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
JJ75        Credit Agreement Regulated by the Consumer Credit    ACR3A-C/0798                                    Jul 1998
            Act 1974 - Flexible Plan (Scotland)
--------------------------------------------------------------------------------------------------------------------------
JJ76        Instructions to Solicitors - ADV (Flexi - Under 25K  137/ 01.07.98                                   Jul 1998
            - Scotland)
--------------------------------------------------------------------------------------------------------------------------
JJ77        Report and Valuation for Mortgage Purposes on Behalf ADV 7/12.98                                     Dec 1998
            of Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
JJ78        Secured Personal Loan Application Form               ADV 31. 1/99                                    Jan 1999
--------------------------------------------------------------------------------------------------------------------------
JJ79        Deed of Postponement                                 (PLN)/PERS20 -                                  Oct 1999
                                                                 01/10/1999
--------------------------------------------------------------------------------------------------------------------------
JJ80        Report on Title (Scotland)                           ADV 62./11.99                                   Nov 1999
--------------------------------------------------------------------------------------------------------------------------
JJ81        Deed of Postponement (relating to a Personal Secured (PLN)/PERS10A -                                    2000?
            Loan regulated by the Consumer Credit Act 1974)      2000?
--------------------------------------------------------------------------------------------------------------------------
JJ82        Deed of Postponement                                 (PLN)/PERS21A -                                    2000?
                                                                 2000?
--------------------------------------------------------------------------------------------------------------------------
JJ83        Deed of Postponement (relating to a Flexible Plan    (PLN)/FLEX07A -                                    2000?
            Loan regulated by the Consumer Credit Act 1974)      2000?
--------------------------------------------------------------------------------------------------------------------------
JJ84        Secured Personal Loan Application Form               ADV 031 (8.5.2000)                              May 2000
--------------------------------------------------------------------------------------------------------------------------
JJ85        Consent by Non-Entitled Spouse                       ADV 64. /06.00                                  Jun 2000
--------------------------------------------------------------------------------------------------------------------------
JJ86        Affidavit (re: Matrimonial Home/Occupancy Rights)    ADV77 /07.00                                    Jul 2000
--------------------------------------------------------------------------------------------------------------------------
JJ87        Report on Title (Scotland)                           ROT/0800                                        Aug 2000
--------------------------------------------------------------------------------------------------------------------------
JJ88        Credit Agreement Regulated by the Consumer Credit    CA138B/0900                                     Sep 2000
            Act 1974
--------------------------------------------------------------------------------------------------------------------------
JJ89        Credit Agreement Regulated by the Consumer Credit    CA127 09/00                                     Sep 2000
            Act 1974
--------------------------------------------------------------------------------------------------------------------------
JJ90        Credit Agreement Regulated by the Consumer Credit    ACR3A-C/1000                                    Oct 2000
            Act 1974 - Flexible Plan (Scotland)
--------------------------------------------------------------------------------------------------------------------------
JJ91        Loan Agreement - Flexible Plan (Scotland)            ACR4A-C/1000                                    Oct 2000
--------------------------------------------------------------------------------------------------------------------------
JJ92        Scottish Mortgage Conditions 1997                    SEC33/11.00                                     Nov 2000
--------------------------------------------------------------------------------------------------------------------------
JJ93        Schedule of Documents of Title (Scotland)            SOGO1/0201                                      Feb 2001
--------------------------------------------------------------------------------------------------------------------------
JJ94        Deed of Variation of Security and Receipt for        ADV281/05.01                                    May 2001
            Further Advance
--------------------------------------------------------------------------------------------------------------------------
JJ95        Deed of Guarantee (Scotland)                         ADV277/06.01                                    Jun 2001
--------------------------------------------------------------------------------------------------------------------------
JJ96        Standard Security                                    ADV278 06/01                                    Jun 2001
--------------------------------------------------------------------------------------------------------------------------
JJ97        Deed of Variation of Security and Receipt for        ADV279 06/01                                    Jun 2001
            Further Advance (with Guarantor)
--------------------------------------------------------------------------------------------------------------------------
JJ98        Receipt for Further Advance                          ADV280 Jul 01                                   Jul 2001
--------------------------------------------------------------------------------------------------------------------------
JJ99        Scottish Mortgage Conditions 2001                    SEC 72/07.2001                                  Jul 2001
--------------------------------------------------------------------------------------------------------------------------



                                                            80

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
JJ100       Scottish Mortgage Conditions 2001                    SEC 72/01.2001                                  Jul 2001
--------------------------------------------------------------------------------------------------------------------------
JJ101       Secured Personal Loan Application Form               ADV 031(1.8.2001)                             1 Aug 2001
--------------------------------------------------------------------------------------------------------------------------
JJ102       Report on Title (Scotland)                           ROT/0502                                        May 2002
--------------------------------------------------------------------------------------------------------------------------
JJ103       Additional Advance Funds Request                     AAFR/0802                                       Aug 2002
--------------------------------------------------------------------------------------------------------------------------
JJ104       Report on Title (Scotland)                           ROT/1102                                        Nov 2002
--------------------------------------------------------------------------------------------------------------------------
JJ105       CML Lenders' Handbook for Scotland (Part 2 - Name of                                                 Jan 2003
            Mortgage Lender) - Date Last Amended (1-Jan-2003)
--------------------------------------------------------------------------------------------------------------------------
JJ106       Credit Agreement Regulated by the Consumer Credit    CA127 01/03                                     Jan 2003
            Act 1974
--------------------------------------------------------------------------------------------------------------------------
JJ107       Credit Agreement Regulated by the Consumer Credit    01/03                                           Jan 2003
            Act 1974
--------------------------------------------------------------------------------------------------------------------------
JJ108       Report and Valuation for Mortgage Purposes on Behalf ADV 7/07.03                                     Jul 2003
            of Northern Rock plc
--------------------------------------------------------------------------------------------------------------------------
JJ109       Secured Personal Loan Application Form               ADV 031 (08.2003)                               Aug 2003
--------------------------------------------------------------------------------------------------------------------------
JJ110       Offer of Loan                                                                                        Oct 2003
--------------------------------------------------------------------------------------------------------------------------
JJ111       Together - Standard Security                         SOL002
--------------------------------------------------------------------------------------------------------------------------
JJ112       Schedule of Documents of Title (Scotland) (Pre       SEC 7
            01/10/97)
--------------------------------------------------------------------------------------------------------------------------
JJ113       Consent by Non-Entitled Spouse (Pre 09/95)           ADV 64
--------------------------------------------------------------------------------------------------------------------------
JJ114       Standard Security (Scottish Mortgage Conditions 2001
            apply)
--------------------------------------------------------------------------------------------------------------------------
JJ115       Report on Title (Scotland)                           ROT/0804
--------------------------------------------------------------------------------------------------------------------------

JJ116       Scottish Lifetime Mortgage Conditions                LEG2                                            Oct 2004
--------------------------------------------------------------------------------------------------------------------------
JJ117       CML Lenders' Handbook for Scotland (Part 2 -                                                        6 May 2005
            Name of MortgageLender) - Date Last Amended
           (6-May-2005)
--------------------------------------------------------------------------------------------------------------------------


                                     Part 8 Documents Used Only in the Origination of

                                                    Lifetime Mortgages

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
KK
--------------------------------------------------------------------------------------------------------------------------
KK1         Lifetime Mortgage Deed                               LEG7              01.10.04

--------------------------------------------------------------------------------------------------------------------------
KK2         Additional Advance Application Form                  MAR 727/15178     From 31.10.2004

--------------------------------------------------------------------------------------------------------------------------


                                                            81

--------------------------------------------------------------------------------------------------------------------------
SABW        Document                                             Reference          Usage period and notes
--------------------------------------------------------------------------------------------------------------------------
KK3         Lifetime Mortgage Application Form                   MAR 747/15835     From 31.10.04.

--------------------------------------------------------------------------------------------------------------------------
KK4         Lifetime Mortgages: A cash lump sum or a monthly     MAR 755/15979     From 31.10.04
            cash release
--------------------------------------------------------------------------------------------------------------------------
KK5         Lifetime Mortgages Conditions 1999                   LEG1              11.04

--------------------------------------------------------------------------------------------------------------------------






SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD



By:



ALLEN & OVERY LLP



By:



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